SMITH BARNEY SERIES FUND
                             SEMI-ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity

                                 [Paste up Art]

June 30, 1996

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SMITH BARNEY SERIES FUND
SEMI-ANNUAL REPORT FOR SYMPHONY -- A TAX-DEFERRED VARIABLE
ANNUITY
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Dear Investor:

We are pleased to provide you with the semi-annual report for the period ended
June 30, 1996 for the Smith Barney Series Fund. In this semi-annual report, we briefly discuss general economic and market conditions. In addition, more detailed performance comparisons showing the growth of a hypothetical $10,000 invested in each Portfolio since inception (10/16/91) can also be found in this report (with the exception of the Money Market Portfolio). All total return figures given in this report are cumulative, which means they exclude the effects of sales charges. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow in the semi-annual report.

MARKET AND ECONOMIC OVERVIEW

The first six months of 1996 were mixed for financial assets. The U.S. stock market continued its advance primarily during the first quarter of the year, fueled by very positive fundamentals, such as moderate interest rates, improving corporate earnings and a favorably priced U.S.
dollar. The
combination of
these factors, as well as the explosive growth in 401(k) plans and other defined contribution plans, which to a certain degree, feature equity funds as their prime investment vehicle, attracted a significant flow of money into the U.S.
equity market. During the first half of 1996, the Standard and Poor's 500
Index (S&P 500), a capitalization weighted-index of 500 widely held common stocks, gained 10.09%.

The sustained strength in the stock market and the excitement surrounding new technological advances, particularly in the communications industries, caused speculation to rise in the marketplace, which caused the stock market, in certain areas, to become overvalued. At the same time, the fear of higher interest rates associated with concerns over a re-emergence of inflation, caused the stock market's advance to slow down. In recent months we have seen a correction in the market, and a significant amount of unrealistic speculation has disappeared, as many investors began to realize that the stock market's upward momentum was not endless. In our view, this correction has been healthy for the stock market. We believe the stock market may now be on firmer footing.

In contrast to the U.S. stock market, the U.S. bond market has performed poorly over the past six months. Between the months of February and June, a host of economic data released by the U.S. government seems to indicate that the U.S.
economy is growing at a greater rate than previously expected. The strongest evidence of growth in the U.S. economy to date is reflected in the significant increase in the number of new jobs created, a decline in the unemployment rate to its lowest level since 1990, and a rise in consumer spending, which posted annualized growth rates of more than 3% in the first two quarters of 1996.

The strength in the U.S. economy in turn has heightened investor concerns over the possible re-emergence of inflation, which subsequently has had a negative impact on the bond market. For example, the yield on the benchmark 30-year
Treasury bond rose 1%, from 6% at year-end 1995, to approximately 7% at the end of June 1996.

With the stronger-than-expected growth in the U.S. economy, the Federal
Reserve Board shifted its monetary policy from the accommodative stance taken in 1995 to a neutral policy in the first half of 1996. Indeed, at the present time, there is a growing consensus that the Federal Reserve Board will ultimately raise short-term interest rates in an effort to moderate the rate of U.S. economic growth.

For the remainder of 1996, we expect corporate earnings to begin to flatten, the U.S. dollar's climb to retreat slightly, and interest rates to remain in recent narrow ranges. In this environment of slower corporate earnings, we anticipate the U.S. stock market will also remain in a narrow trading range for the foreseeable future. Although we anticipate conflicting trends with respect to the bond market in the near-term, our longer-term outlook is that interest rates will gradually decline, and bonds will resume their historical role as more conservative, income-providing investments.

MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to provide maximum current income consistent with the preservation of capital. You should be aware that your investment in the Money Market Portfolio is neither insured nor guaranteed by the

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U.S. government. Moreover, no assurance can be given that
the Portfolio will
be able to maintain a stable net asset value (NAV) of $1.00 per share.

The year ended and 1996 began with signs of an economic slowdown. In response to these conditions, the Federal Reserve Board (the Fed) lowered the target for the fed funds rate in December and January from 5.75% to 5.25%. In addition to lowering the fed funds target rate, the Fed lowered the discount rate to 5% and cited reduced potential inflationary pressures as a reason for its easing of monetary policy. (The "fed funds rate" is the rate banks charge each other for overnight loans. The "discount rate" is the rate the Federal Reserve charges banks for overnight loans.)

However, since then, a number of events have caused short-term interest rates to rise. Hedge fund selling, an oversupply of new issues from U.S. Treasury auctions, and concerns over the strength of U.S. economic growth have increased market uncertainty. For example, economic data released between
February and
the end of May has indicated that the U.S. economy is growing more rapidly than previously expected, and, as a result, expectations for second quarter GDP growth are currently between an annual rate of 3.5% and 4%.

Despite the apparent strength in the U.S. economy, the Fed left short-term interest rates unchanged at its most recent Open Market
Committee Meeting.
However, it is now widely anticipated that the Fed will raise interest rates in the near future, especially if the unemployment rate continues to stabilize or decline, consumer spending remains strong, and payroll growth in the economy stays at a monthly level of approximately 200,000 new jobs.

Increasing investor concerns about the possible re-emergence of inflation has led to an increase in yields, especially from securities with longer-term maturities. For example, at the beginning of the year, the 3-month U.S.
Treasury bill was yielding 5.06% and the 1-Year U.S.
Treasury bill was
yielding 5.13%.
As of June 30, 1996, the 3-Month and 1-Year U.S. Treasury bills were yielding
5.29% and 5.95%, respectively. Given the risk of rising short-term interest rates, we have shortened the Money Market Portfolio's average life from 50 days to 30 days since the beginning of the first quarter of the year.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade
Portfolio is to
provide investors with as high a level of current income as is consistent with protection of capital. Under normal market conditions, the Intermediate High
Grade Portfolio will invest at least 65% of its assets in U.S. government securities and in high-grade U.S. corporate bonds. For the six months ended
June 30, 1996, the Intermediate High Grade Portfolio had a total return of -
2.74%.

As of June 30, 1996, approximately 94% of the Intermediate
High Grade
Portfolio was invested in securities rated investment grade by Standard and
Poor's
Corporation or Moody's Investors Service Inc., with 65% of the Portfolio's investments rated double-A or better. (Standard and Poor's
Corporation and
Moody's Investors Service Inc. are major credit reporting and bond rating agencies.) The following is a breakdown of the Portfolio's composition as of
June 30, 1996:

                                   SECURITY
PERCENTAGE OF PORTFOLIO
    --------------------------------------------------------
---------------
-----------------------
    Cash
Equivalents.................................................
 ......
1.9%
    Asset-Backed
Securities................................................
3.5%
    Mortgage-Backed
Securities.............................................
6.5%
    U.S. Treasuries &
Agencies.............................................
19.9%
    Corporate
Bonds.......................................................
 .
64.6%
    Foreign Government
Bonds...............................................
3.6%

During the first half of 1996, bond yields moved significantly higher, rising above 7%, and a large number of speculators left the bond market. As the U.S.
economy showed signs of strength during the first quarter, we shifted to a more conservative posture. The Intermediate High Grade Portfolio's maturity structure has shortened slightly, from about 9 years to approximately 8 years, to provide added price protection. In addition, we added to the Portfolio's positions in mortgage-backed securities and AAA-rated asset-backed securities to maintain a competitive stream of income.

We believe that 7% yields from longer-term bonds will ultimately prove to be good value, and that the Federal Reserve will remain vigilant in its fight against inflation. At this time, we are waiting for a possible move by the
Federal Reserve to raise

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short-term interest rates and for U.S. economic activity to moderate. With
respect to our corporate bond holdings, we are currently seeking opportunities in high-quality issues that also offer higher yield potentials.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The Diversified Strategic Income Portfolio seeks to provide investors with high current income by investing in a combination of U.S.
government and
mortgage
related securities, foreign government securities, and corporate securities rated below investment grade. The Portfolio's management team allocates assets based on a current analysis of economic and market conditions. The team takes into account the relative risks and income opportunities within each of the fixed income sectors that the Portfolio invests in. For the six months ended
June 30, 1996, the Diversified Strategic Income Portfolio had a total return of 3.10%, outperforming the Lehman Brothers Aggregate Bond
Index, return of -
1.21%  for the same period. (The Lehman Brothers Aggregate
Bond Index is an
unmanaged
index composed of intermediate government bonds, corporate bonds and mortgage-backed securities.)

The first six months of the year saw increased volatility in the bond markets worldwide. Stronger-than-expected U.S. economic growth sparked concerns about the possible re-emergence of inflation, and has led to a decline in U.S. bond prices (and a rise in yields). Treasury bonds were the most negatively impacted, while high-yield bonds, which are less sensitive to interest rate fluctuations than government bonds, have managed to post positive total returns so far this year. Within the U.S. government and mortgage-backed securities sectors, we reduced the Portfolio's weighting in mortgage-backed securities and increased its positions in longer-maturity Treasury strips (i.e., Treasury bonds that do not make coupon or interest payments), as interest rates rose. Within the high yield sector, we have maintained a strong emphasis on the upper-and middle-rated issues, which in our opinion, have excellent appreciation potential.
The
foreign government bond markets followed the U.S. in posting price declines.
However,
the rise in bond yields in Europe has not been as severe as it has been in the
U.S. Moreover, the peripheral European markets, such as Spain, Italy and
Sweden have outperformed their core European counterparts, such as Germany and
Great
Britain, posting solid year-to-date gains.

Given the increased volatility in the bond markets recently, we have maintained a slightly more conservative posture by increasing our cash position, upgrading he credit quality of our high-yield bonds, and increasing our weighting in foreign government bonds. The main focus of the Portfolio continues to be on income generation and capital preservation. In our view, the Portfolio's modestly higher cash reserves will not only partially buffer against any additional market turbulence, but will also allow us to take greater advantage of new investment opportunities as they emerge. As of the end of June 1996, the Diversified Strategic Income Portfolio had 26.3% of its assets in U.S.
Treasuries and mortgage-backed securities, 45.0% in high yield bonds, 24.2% in foreign government bonds and a cash position of 4.5%.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio seeks to provide current income and as a secondary goal, capital appreciation, by investing primarily in the utility industry. As of June 30, 1996, approximately 78% of the Equity Income
Portfolio's assets
were invested in common stocks (60% in electric utilities, 10% in telecommunications
companies, 8% in natural gas companies, and 1% in oil and gas drilling), 18% was invested in long-term investment grade bonds and 3% was invested in cash.
For
the six months ended June 30, 1996, the Equity Income
Portfolio had a total
return of 1.05%.

The first quarter of 1996 was difficult for many utility stocks. The combination of rising interest rates and concerns about industry deregulation led to an underperformance of the electric utility sector relative to the overall stock market. The electric utility industry continues to evolve into a more competitive environment, where consumers will have a greater choice of energy suppliers. Many management teams of utility companies are closely monitoring these industry-wide changes and determining the best strategy to deploy their corporate assets. One strategy could include a corporate realignment or the breaking up a company into separate business units involved in both generation and transmission. In addition, merger activity in the industry should help to improve its competitiveness and lower costs. We believe the lines separating the electric utility and natural gas industries will fade as companies begin to focus on how to best serve their customers. With these changes occurring in the utility industry, the investment risk profile is certain to change, and some companies will emerge as clear winners, while others will face increasing competitive challenges.

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During most of the second quarter of 1996, electric
utilities traded in a
narrow range as investors avoided this area of the market and focused on the more volatile technology and cyclical sectors. However, at the end of the quarter, electric utility stocks rallied, as the bond market declined. In our view, electric utility stocks at current levels represent attractive values when compared to the broader equity markets. For example, the current yield on the
Standard and Poor's Utility Index, a market value-weighted index of 40 public utility stocks, was close to three times that of the Standard and Poor's 500
Index. This has occurred only three prior times during the last twenty years and historically has generally proven to be an excellent buying opportunity for long-term investors.

We continue to focus on a combination of long-term growth and current income.
In the first half of the year, we increased our weighting in growth-oriented electric utilities that have lower than average current yields, but clearly defined growth prospects. We feel these companies will continue to be priced at premium valuation levels and should provide the best total return potential.
New  holdings in the Portfolio include American Electric
Power, Cinergy
Corporation, Sierra Pacific Resources and Southern Company. During the period covered by this report, weightings of the telecommunications and natural gas sectors remained stable.

In our opinion, many investors should consider utilities as part of a well-balanced portfolio. We continue to expect competitive total returns from the electric utility sector, with less volatility than the overall stock market.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio's objective is to provide investors with results that, before the deduction of operating expenses, match the total returns of the S&P 500. The Portfolio employs a passive investment strategy designed to replicate the composition of the S&P 500. For the period covered by this report, the Equity Index Portfolio had a total return of 9.56%.

Better-than-expected corporate earnings gains and unprecedented inflows into equity mutual funds helped stock prices to advance during the first six months of 1996. For the six-month period ending June 30, 1996, the S&P 500 recorded a total return of 10.09%. While more than half of all companies announced positive earnings surprises for the first quarter, the 6% average gain in operating earnings was the most sluggish year-over-year rate of earnings growth in recent years. Record purchases of mutual funds by individual investors provided fund managers with the cash necessary to absorb an equally impressive volume of initial public offerings (IPOs), creating the impression that speculative forces were building in the equity market.

As signs of the U.S. economy's strength emerged early in the year, investor focus shifted away from stable growth stocks and towards consumer cyclical stocks, particularly those in the department store, airline and auto groups.
In the energy sector, the drilling equipment and oil field service stocks rose on strong earnings gains and expectations for increased capital spending by major global energy companies. Technology stocks rebounded somewhat after their late
1995 decline, but weaker earnings momentum continued to dampen stock prices in most technology-related groups.

Early in the second quarter, however, equity investors reversed course and began to focus on more defensive, growth-oriented sectors on the expectation that higher interest rates would translate into slower economic growth by the end of the year. In the consumer staples sector, beverage stocks performed well in response to solid revenue gains. In the consumer sector, improving sales fueled a rally in the retail and apparel groups. Energy exploration, pipeline and distribution stocks benefited from strong natural gas pricing. However, basic material stocks continued to weaken on declining prices for many industrial commodities and concern over the possibility of an economic slowdown. Within the technology sector, performance was mixed. While most of the stocks in the semiconductor group continued to trade lower, the networking and software groups posted strong performance, reflecting continued demand from corporate customers.

GROWTH AND INCOME PORTFOLIO

Although most obvious in the stock market gyrations in the first part of July, volatility has been increasing throughout the year. In our view, there are two main reasons for this increased stock market volatility.

The first is the simpler of the two: a reversion to the mean. Stock market volatility over the past few years has been low relative to history. The last six months, then, could simply be a return to "normal." The second revolves around a divided view of what is going on in the economy. On the one hand, the bond market has been weak due to concerns that the economy

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is too strong. Bonds prices fell following reports of low
unemployment and
significant wage gains. On the other hand, stock market investors have been fretting about the pre-announcement of disappointing earnings numbers. So stock investors are worrying that the economy is too weak. The result of these opposing views has significantly added to market volatility.

Within the stock market, technology and retail stocks outperformed during the first half of the year. The Growth and Income Portfolio has a somewhat larger position in technology stocks than the S&P 500 Index. This heavy weighting in technology boosted the Portfolio's performance. The
Portfolio was
underweighted in retail stocks, a disadvantage during this period. The six-month total return for the period ended June 30, 1996, was 9.76%.

There has been no change in the strategy within the Growth and Income
Portfolio. We are still buyers of quality or "blue chip" companies with a history of rising dividends. We believe that our focus on increasing dividends is one-way to identify successful companies. Besides dividend increases, we also look for companies with strong balance sheets, excellent management teams and promising product lines.

During the last six months, we sold some of our holdings, and made some new additions to the Portfolio. None of these transactions significantly changed our sector weightings. Instead, the transactions were in response to company-specific events, and the desire to diversify within sectors.

Two of the purchases and one of the sales were of financial stocks. The purchases were Beneficial Corporation, a major consumer finance company, and
Mercury General, an auto insurer primarily serving customers in California.
Besides attractive valuations and growth prospects, both companies further diversify the Portfolio's financial holdings away from its concentration in banks. We sold Firstar, a bank holding company based in Wisconsin. An important reason was the previously stated desire for a more diversified financial sector within the Portfolio.

The third purchase was Harris Corporation, a diversified manufacturer of electronics and office products. We believe Harris has good prospects for increasing revenues. Finally, the other two sales were Bell
Atlantic and
Jostens ncorporated. We sold Bell Atlantic due to concerns about the company's entrance into businesses that are competitive with established cable companies and sold
Jostens after a series of disappointing earnings reports.

APPRECIATION PORTFOLIO

We believe that the sentiments expressed in our year-end letter are still appropriate. We suggested that a variety of factors -- overspeculation, valuation and dividend yield considerations and an unsustainably giddy bond market -- have left the U.S. stock market more vulnerable to negative rather than positive surprises.

The Appreciation Portfolio, which seeks to provide investors with long-term capital appreciation by investing in growth-oriented stocks, had a total return of 8.48% for the period covered by this report. On a relative basis, the
Portfolio trailed the S&P 500 as we were penalized by our deliberate build-up of cash reserves. This was an attempt, albeit premature, to provide a cushion and buying reserve in a market which we believe had taken on some very speculative overtones. However, rather than declining as a whole, the stock market experienced a series of intensely rapid rotations from sector to sector. In our opinion, the proliferation of mutual funds engaged in a short-term performance derby has led to a level of volatility more akin to commodities than equity investments. The Portfolio's investment strategy has historically been to buy and hold superior companies. In short, we prefer to think of ourselves as marathoners in a stock market which, during the first half of 1996, was more conducive to sprinters.

In this period where attractive values are hard to find, we believe that it is important to stick with a core of the best companies in the world. The
Portfolio's investment strategy is to select companies with dominant market positions, global franchises, seasoned and respected management teams and excellent balance sheets. Because of their steadiness, these types of companies can be comforting during periods of market excesses, and their long-term, consistent growth in earnings have, in the past, ultimately translated into higher dividend and stock prices. Around this core of holdings, we continue to look for special situations such as restructuring candidates or undervalued cyclicals.

Since the beginning of the year, the Appreciation
Portfolio's top holdings
have changed slightly. Because the Portfolio owned both
Chase Manhattan Bank
and
Chemical Bank prior to their merger, the new Chase Manhattan
Bank is now one
of the Portfolio's key positions. We anticipate that this merger will create considerable cost savings, synergies and leadership

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positions in their key businesses. Moreover, we expect the
return of excess
capital to investors through share repurchase plans and dividend increases to be positive. Another new addition to the Portfolio's top holdings is
Allstate, a
leading provider of auto and home insurance. The company is moving aggressively to reduce exposure to "single event" catastrophes and has announced plans to sell non-core assets and return excess capital to shareholders. Lastly, during the period covered by this report, pharmaceutical giants Merck and Johnson &
Johnson have become two of the Portfolio's top holdings either through appreciation or minor additions to existing positions. Other solid performers for the Portfolio over the last six months include Eastman Kodak and Xerox, as well as American Home Products, which continues to benefit from merger savings. Energy stocks remain on our buy list as any surprises in oil prices are likely, in our opinion, to be on the upside. On the disappointing front, the
Portfolio's significant investment in AT&T has hurt the Portfolio's performance recently, as competitive pressures in the long distance market have worried many investors.
However, we continue to believe AT&T's ongoing restructuring, as well as its solid brand identity and financial clout, make it as good a value as can be found in today's environment.

In our view, the risks in the stock market have increased during the last six months. In fact, stock market volatility has risen markedly in the last several weeks. The generous gains enjoyed by many investors over the last eighteen months has caused speculation to rise. Based on almost all traditional market measurements, the valuation of stocks are at historical highs. Interest rates, which provided a floor under equities throughout 1995 as they were falling, now threaten to keep a ceiling on the appreciation potential of many stocks.
Fortunately, the U.S. economy continues to exhibit solid growth and should stay strong enough fulfill most corporate profit expectations.

We believe the Appreciation Portfolio is positioned appropriately for current market conditions. In our view, the best protection for investors against market volatility is to invest in great growth companies and to own them for the long term.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio seeks capital appreciation by investing at least
65% of its total assets in the common stocks of small- and medium-sized foreign and domestic companies. In line with its objective, the Portfolio seeks companies it believes have the potential to become major enterprises. For the six months ended June 30, 1996, the Emerging Growth Portfolio had a total return of 17.81%, rising with a market that continued to rally in response to good earnings despite rising interest rates. The Portfolio outperformed all major comparable indices including the NASDAQ Composite, an index that represents domestic over-the-counter stocks, the S&P Midcap Index, a market-weighted index of 400 widely held common stocks, and the Russell 2000, an index which represents companies with small to mid-sized market capitalization, which gained 12.63%, 8.34% and 10.36%, respectively, during the first half of 1996.
In many
cases, investors are looking for companies that can maintain solid growth even as the economy slows. We believe the Emerging Growth Portfolio, with its emphasis on small and mid-capitalization growth stocks, is well-positioned with holdings in these types of companies. Energy and consumer-oriented sectors have been the best performers while the cyclical, interest-sensitive and health care groups have been the laggards. However, the best performing stocks have come from many different sectors, and it is now generally a stock pickers' market rather than a sector-betting market.

The investment style employed by the Emerging Growth Portfolio is a "bottom-up" approach that focuses on stock selection rather than "market timing" or
"sector rotation." Risk is controlled by maintaining a broadly diversified portfolio and not making any large bets on one sector or one particular stock. The
Portfolio
usually remains fully invested and its objective is to outperform the market by selecting the best stocks in each sector. This investment style is designed to deliver consistent results over the long term.

Stocks are usually selected on the company's potential to deliver upside earnings surprises. To find such companies, we look for rising earnings estimates and improving valuations. Investments are made in the highest growth companies in each sector that meet our strict buying criteria. In general, these will be smaller companies with revenues of less than $2 billion.

Stocks that performed well over the past six months in the Emerging Growth
Portfolio include: Chesapeake Energy, an oil and gas exploration company;
Cascade Communications, DSP Communications and Pairgain
Technologies, all of
which specialize in telecommunications equipment; and Minimed, a medical specialties company.

We continue to remain optimistic about the long-term prospects for smaller-capitalization growth stocks. However, over the short-term, we should experience a minor correction due to the fact that these stocks have done so well over the last two years

SMITH BARNEY SERIES FUND
SEMI-ANNUAL REPORT FOR SYMPHONY -- A TAX-DEFERRED VARIABLE
ANNUITY
------------------------------------------------------------
------------------
--

without any meaningful pause. We have already seen some evidence of this correction in June and the beginning of July. In our view, any pullback in the market should be viewed as a buying opportunity. We believe that many small stocks generally are selling at reasonable valuation levels when compared to many larger company stocks.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio seeks to provide investors with total return, consisting of long-term capital appreciation and income. The Total Return
Portfolio invests primarily in a diversified portfolio of dividend-paying common stocks. As of June 30, 1996, the Total Return Portfolio had a total return of
12.00%. The Portfolio's performance compares favorably to the total return of
10.09% from the S&P 500 over the same time period.

The Portfolio has about 17% of its assets in Real Estate
Investment Trusts
(REITs), which, in our view, offer good value and should provide substantial upside potential with limited risk. In addition to the strong returns from its
REIT holdings, the Portfolio also benefited from its holdings in the energy industry which currently make up about 14% total assets, as worldwide demand and adverse winter weather conditions in many areas of the world caused prices for oil and gas to rise, especially in the United States. Moreover, strong cash flows at many international oil companies and improved technology have led to increased spending on energy exploration worldwide. We took advantage of this year's sell-off in the bond market to invest 10% of the Portfolio in high-quality holdings in the interest-sensitive area such as financial services companies.

Our market outlook for the near-term is cautious, since we expect volatility will increase dramatically as investors continue to shift in and out of industry groups in a continuous quest for "value." Although U.S. economic growth in our view should moderate over the next six months, upward pressure on bond yields should continue to linger and may keep the bond market in a volatile trading range over the near term. With nearly 55% of the Portfolio's assets in energy,
REITs, gold and cash, we expect that our future returns should be substantially less volatile than those of market averages.

Our substantial cash position at this time as well as the tax-advantaged nature of our annuity structure has given us considerable flexibility to take advantage of buying opportunities as they emerge over the near term. The following is a sector breakdown of the Portfolio's holdings as of June 30, 1996:

                                    SECTOR
PERCENTAGE OF PORTFOLIO
    --------------------------------------------------------
---------------
-----------------------

REITs.......................................................
 ...........
16.57%
    Consumer
Cyclicals...................................................
 ..
15.85%

Energy......................................................
 ...........
13.90%
    Interest
Sensitive...................................................
 ..
11.67%
    Basic
Materials...................................................
 .....
8.46%

Healthcare..................................................
 ...........
6.62%

Technology..................................................
 ...........
5.24%

Utilities...................................................
 ...........
2.78%

Transportation..............................................
 ...........
2.76%

Cash........................................................
 ...........
16.15%

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks total return on its assets from growth of capital and income. For the six months ended June 30, 1996, the
International Equity Portfolio had a total return of 14.83%. This performance compares favorably to the 4.67% total return posted by the Morgan Stanley EAFE Index for the same period. (The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia and the Far
East.)

The recent volatility in the U.S. capital markets did not go unnoticed by investors in the international markets. Many international markets have had their own internal issues with which to contend. For instance, the
Presidential elections in the former Soviet Union and the aftermath of the
Indian elections
in May, were important factors not only in those domestic markets, but also had potentially large implications for neighboring markets and economies.

SMITH BARNEY SERIES FUND
SEMI-ANNUAL REPORT FOR SYMPHONY -- A TAX-DEFERRED VARIABLE
ANNUITY
------------------------------------------------------------
------------------
--

At the end of the second quarter, the Latin American markets posted a gain of nearly 11%, followed by the Pacific and European markets where returns were somewhat reduced by the recovery of the U.S. dollar versus the major currencies. The emerging markets (including Latin America) experienced a major upturn gaining nearly 6% during the second quarter.

We continue to find good value in many international growth stocks relative to
U.S. equity valuations. It is not unusual to find premium growth companies in foreign markets, selling at price-earnings multiples equal to or below their growth rates, a relatively difficult task in the U.S. (The p/e multiple or ratio is the price of a stock divided by its earnings per share. This figure generally gives investors an idea of how much they are paying for a particular company's earning power.) Moreover, given the higher growth rates of many countries, at a time when sustainable U.S. economic growth is being targeted in the 2% - 3% range, the underlying conditions for outperformance, in our opinion, remain in place.

The International Equity Portfolio continues to focus on premium growth companies in a broadly diversified portfolio. Presently, we are holding approximately 50 stocks in 19 countries. Our geographic allocation is made up of Europe (60%), Far East (30%), Latin America (6%), and
Other (4%).

The Portfolio's heavy weighting in Europe is not driven by any "top-down" view on broad economic trends, though we believe the evidence supports continued monetary easing with potential for accelerated economic growth heading into
1997. Instead, we believe that the necessary restructuring that European industries are now undertaking to become more competitive on a global basis has opened up attractive new opportunities for many companies in a wide variety of industries. Companies such as Novartis, which specializes in pharmaceuticals;
Wolters Kluwer and Independent News, two media companies; and Serco, an outsourcing company, are just a few examples. Moreover, Europe's historically low profit margins are on the rise, and we envision increasing earnings potential as a sustaining positive influence in the markets.

The Pacific Rim markets have taken a pause in recent weeks, while the Japanese market has staged a recent rally on economic data which appears to indicate unequivocally that the Japanese economy has pulled out of its multi-year recession. Government policy to cool perceived economic excesses has led to higher interest rates and other market-dampening events in countries such as
Singapore, India, Thailand, China and Malaysia. We believe that the high indigenous growth rates of the Pacific economies will continue to attract growth capital and that the potential for declining interest rates over the balance of 1996 may serve as a catalyst for upward momentum in these markets. In summary, the international equity markets have delivered handsome total returns during the first half of 1996. In our opinion, with the increased volatility in the
U.S. stock and bond markets, the International Equity Portfolio offers investors attractive return potential and broader portfolio diversification.

In closing, we would like to thank you for your investment in the Smith Barney
Series Fund. We look forward to serving your financial needs in the years ahead.
Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman and Chief Executive Officer
July 22, 1996

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO
AS OF 6/30/96

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+            (2.74)%
    Year Ended 6/30/96                    3.85%
    10/16/91* through 6/30/96             5.61%

    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.
    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October 16, 1991
(commencement of operations) through June 30, 1996 with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate
Bond
Index, an unmanaged index, are composed of the Lehman
Intermediate Government/
Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

                                                 LEHMAN
                               INTERMEDIATE     BROTHERS
     MEASUREMENT PERIOD         HIGH GRADE     AGGREGATE
   (FISCAL YEAR COVERED)        PORTFOLIO      BOND INDEX
10/16/91                           10000.00       10000.00
12/91                              10240.00       10507.00
12/92                              10781.00       11285.00
12/93                              11643.00       12386.00
12/94                              11287.00       12024.00
12/95                              13292.00       14246.00
6/30/96                            12929.00       14073.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME
PORTFOLIO AS OF
6/30/96

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+               3.10%
    Year Ended 6/30/96                     10.55%
    10/16/91* through 6/30/96               6.54%

    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.
    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on October 16, 1991
(commencement of operations) through June 30, 1996 with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate
Bond
Index, an unmanaged index, are composed of the Lehman
Intermediate
Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.



                               DIVERSIFIED       LEHMAN
                                STRATEGIC       BROTHERS
     MEASUREMENT PERIOD           INCOME       AGGREGATE
   (FISCAL YEAR COVERED)        PORTFOLIO      BOND INDEX
10/16/91                           10000.00       10000.00
12/91                              10140.00       10507.00
12/92                              10284.00       11285.00
12/93                              11576.00       12386.00
12/94                              11251.00       12024.00
12/95                              13071.00       14246.00
6/30/96                            13476.00       14073.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF
6/30/96

----------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------
   Six Months Ended 6/30/96+             1.05%
   Year Ended 6/30/96                   17.45%
   10/16/91* through 6/30/96             9.20%

   + Total return is not annualized, as it
     may not be representative of the total
     return for the year.
   * Commencement of operations
----------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 1996 with that of a similar investment in the
Variable Annuity Lipper Equity Income Funds Peer Group
Average and Standard &
Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The
Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Equity Income Funds Peer Group
Average is
composed of 41 equity income funds which underlie variable annuities.


                                                VARIABLE
                                                ANNUITY
                                                 LIPPER
                                                 EQUITY
                                  EQUITY      INCOME FUNDS
STANDARD &
     MEASUREMENT PERIOD           INCOME       PEER GROUP
POOR'S 500
   (FISCAL YEAR COVERED)        PORTFOLIO       AVERAGE
INDEX
10/16/91                           10000.00       10000.00
10000.00
12/91                              10200.00       10559.00
10838.00
12/92                              11397.00       11782.00
11668.00
12/93                              12583.00       13758.00
12844.00
12/94                              11308.00       14094.00
13012.00
12/95                              14979.00       16510.00
17898.00
6/30/96                            15137.00       17542.00
19703.00

---------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF
6/30/96

----------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------
   Six Months Ended 6/30/96+             9.76%
   Year Ended 6/30/96                   24.64%
   10/16/91* through 6/30/96            11.41%

   + Total return is not annualized, as it
     may not be representative of the total
     return for the year.
   * Commencement of operations
----------------------------------------------

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Growth and Income Portfolio on October
16, 1991
(commencement of operations) through June 30, 1996 with that of a similar investment in the Variable Annuity Lipper Growth & Income Funds Peer Group
Average and Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the
Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Growth & Income Funds Peer Group
Average is
composed of 40 growth and income funds which underlie variable annuities.


                                                VARIABLE
                                                ANNUITY
                                                 LIPPER
                                                GROWTH &
                                GROWTH AND    INCOME FUNDS
STANDARD &
     MEASUREMENT PERIOD           INCOME       PEER GROUP
POOR'S 500
   (FISCAL YEAR COVERED)        PORTFOLIO       AVERAGE
INDEX
10/16/91                           10000.00       10000.00
10000.00
12/91                              10140.00       10746.00
10838.00
12/92                              10996.00       11551.00
11668.00
12/93                              11995.00       12802.00
12844.00
12/94                              11611.00       12646.00
13012.00
12/95                              15222.00       16514.00
17898.00
6/30/96                            16631.00       17988.00
19703.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF
6/30/96

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+               8.48%
    Year Ended 6/30/96                     19.25%
    10/16/91* through 6/30/96              11.19%

    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.
    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Appreciation Portfolio on October 16,
1991 (commencement
of operations) through June 30, 1996 with that of a similar investment in the
Standard & Poor's 500 Index. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American
Stock Exchange and over-the-counter market.

                                               STANDARD &
     MEASUREMENT PERIOD        APPRECIATION    POOR'S 500
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
10/16/91                           10000.00       10000.00
12/91                              10490.00       10838.00
12/92                              11133.00       11668.00
12/93                              11926.00       12844.00
12/94                              11792.00       13012.00
12/95                              15193.00       17898.00
6/30/96                            15193.00       19703.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF
6/30/96


-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+              17.81%
    Year Ended 6/30/96                     39.14%
    12/3/93* through 6/30/96               20.64%

    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.
    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Emerging Growth Portfolio on December
3, 1993
(commencement of operations) through June 30, 1996 with that of a similar investment in the NASDAQ Composite Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the
Portfolio has been used. The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

                                 EMERGING        NASDAQ
     MEASUREMENT PERIOD           GROWTH       COMPOSITE
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
12/3/93                            10000.00       10000.00
12/93                              10410.00       10297.00
12/94                               9631.00        9968.00
12/95                              13762.00       13947.00
6/30/96                            16212.00       15709.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be moreor less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF
6/30/96

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+              12.00%
    Year Ended 6/30/96                     19.74%
    12/3/93* through 6/30/96               18.53%

  + Total return is not annualized, as it may not
    be representative of the total return for the year.
  * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical
$10,000 investment in Total Return Portfolio on December 3,
1993 (commencement
of operations) through June 30, 1996 with that of a similar investment in the
Standard & Poor's 500 Index. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange,
American Stock Exchange, and over-the-counter market.


                                               STANDARD &
     MEASUREMENT PERIOD        TOTAL RETURN    POOR'S 500
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
12/3/93                            10000.00       10000.00
12/93                              10300.00       10121.00
12/94                              11062.00       10253.00
12/95                              13832.00       14103.00
6/30/96                            15492.00       15526.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

------------------------------------------------------------
------------------
--
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS
OF 6/30/96

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------
    Six Months Ended 6/30/96+              14.83%
    Year Ended 6/30/96                     18.02%
    12/3/93* through 6/30/96                5.60%

    + Total return is not annualized, as it may
      not be representative of the total return for
      the year.
    * Commencement of operations
-------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in International Equity Portfolio on December 3, 1993 (commencement of operations) through June 30, 1996 with that of a similar investment in the
Morgan Stanley EAFE Index. Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

                               INTERNATIONAL     MORGAN
     MEASUREMENT PERIOD           EQUITY      STANLEY EAFE
   (FISCAL YEAR COVERED)        PORTFOLIO        INDEX
12/3/93                            10000.00       10000.00
12/93                              10050.00       10724.00
12/94                               9210.00       10850.00
12/95                              10020.00       12103.00
6/30/96                            11506.00       12668.00

------------------------------------------------------------
------------------
--

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED)
JUNE 30,
1996

                             MONEY MARKET PORTFOLIO

ANNUALIZED

YIELD ON
  FACE
DATE OF
 AMOUNT                                  SECURITY
PURCHASE       VALUE
------------------------------------------------------------
------------------
----------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 3.4%
$200,000    Student Loan Mortgage Association matures 7/1/96
            (Cost --
$200,000).................................................
5.52%      $
200,000
------------------------------------------------------------
------------------
----------------------------
COMMERCIAL PAPER -- 95.1%
 250,000    A.I. Credit matures
7/30/96........................................      5.32
248,939
 250,000    Barclays U.S. Funding Corp. matures
7/22/96........................      5.33          249,230
 250,000    Bear Stearns matures
7/2/96........................................      5.33
249,963
 250,000    Canadian Imperial Holdings Inc. matures
7/2/96.....................      5.34          249,963
 250,000    Canadian Wheat Board matures
8/9/96................................      5.41
248,546
 200,000    Chase Manhattan Bank Corp. matures
8/15/96.........................      5.35          198,680
 250,000    Citicorp matures
7/22/96...........................................      5.33
249,230
 260,000    Commerzbank U.S. Finance matures
7/9/96............................      5.33
259,694
 200,000    Credito Italiano matures
8/27/96...................................      5.42
198,322
 225,000    Den Danske Corp. matures
8/20/96...................................      5.42
223,322
 225,000    Daimler-Benz North America Corp. matures
8/20/96...................      5.46          222,108
 250,000    Ford Motor Credit matures
7/31/96..................................      5.34
248,898
 200,000    General Electric Capital Corp. matures
7/29/96.....................      5.11          199,221
 250,000    Goldman Sachs & Co. matures
8/23/96................................      5.34
248,060
 250,000    International Nederlanden Group matures
9/19/96....................      5.49          246,989
 100,000    J.P. Morgan & Co. matures
12/16/96.................................      5.61
97,452
 250,000    Merrill Lynch matures
7/15/96......................................      5.38
249,480
 200,000    Morgan Stanley matures
7/24/96.....................................      5.38
199,315
 250,000    Nestle Capital Corp. matures
7/1/96................................      5.50
250,000
 200,000    PHH Corp. matures
7/31/96..........................................      5.39
199,107
 100,000    Province of British Columbia matures
8/6/96........................      5.05           99,508
 225,000    Sheffield Receivable Corp. matures
7/18/96.........................      5.39          224,429
 200,000    Siemans Corp. matures
8/21/96......................................      5.40
198,481
 250,000    Transamerica Finance Corp. matures
8/14/96.........................      5.37          248,378
 250,000    Union Bank of Switzerland matures
7/1/96...........................      5.55          250,000
------------------------------------------------------------
------------------
----------------------------
            TOTAL COMMERCIAL PAPER (Cost --
$5,557,315)........................
5,557,315
------------------------------------------------------------
------------------
----------------------------
REPURCHASE AGREEMENT -- 1.5%
  89,000    CS First Boston, Inc., 5.294%, due 7/1/96;
Proceeds at
            maturity -- $89,039;
            (Fully collateralized by U.S. Treasury Note,
7.500% due 12/31/96;
            Market value -- $90,823) (Cost --
$89,000).........................                     89,000
------------------------------------------------------------
------------------
----------------------------
            TOTAL INVESTMENTS -- 100% (Cost --
$5,846,315*)....................                 $5,846,315
------------------------------------------------------------
------------------
----------------------------

* Aggregate cost for federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
ASSET-BACKED SECURITIES -- 3.5%
$  500,000    Carco Auto Loan Master, 7.875% due 7/15/99
(Cost --
$512,578)................   $   511,670
------------------------------------------------------------
------------------
---------------------------
MORTGAGE-BACKED SECURITIES -- 6.5%
 1,016,873    Government National Mortgage Association,
6.500% due 2/15/26
              (Cost --
$991,538)...................................................
 ........
946,638
------------------------------------------------------------
------------------
---------------------------
U.S. GOVERNMENT OBLIGATIONS -- 19.9%
   175,000    U.S. Treasury Notes, 6.375% due
1/15/99......................................       175,579
 1,070,000    U.S. Treasury Notes, 7.750% due
12/31/99.....................................     1,115,999
 1,450,000    U.S. Treasury Notes, 8.125% due
8/15/19......................................     1,627,248
------------------------------------------------------------
------------------
---------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost --
$2,982,710).......................     2,918,826
------------------------------------------------------------
------------------
---------------------------
FOREIGN GOVERNMENT BONDS -- 3.6%
   500,000    Hydro - Province of Quebec, 8.050% due 7/7/24
(Cost --
$535,200).............       530,000
------------------------------------------------------------
------------------
---------------------------
CORPORATE BONDS AND NOTES -- 64.6%
BANKING -- 16.7%
   700,000    ABN AMRO Bank, Sub. Debenture, 7.250% due
5/31/05............................       709,625
   500,000    Malayan Banking, N.Y., Sub. Debenture, 7.125%
due
9/15/05....................       488,125
   500,000    Norwest Corp., 6.250% due
4/15/99............................................
496,250
   700,000    Republic New York Corp., Debenture, 9.500% due
7/1/00........................       763,000
------------------------------------------------------------
------------------
---------------------------

2,457,000
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 22.7%
   700,000    Associates Corp. N.A., 8.180% due
2/15/05....................................       741,125
   700,000    Exxon Capital Corp., 7.875% due
8/15/97......................................       714,650
   650,000    Ford Motor Credit Co., 8.000% due
10/1/96....................................       653,692
   700,000    International Lease Finance Corp., 8.250% due
1/15/00........................       731,500
   500,000    Santander Financial Corp., 7.000% due
4/1/06.................................       484,375
------------------------------------------------------------
------------------
---------------------------

3,325,342
------------------------------------------------------------
------------------
---------------------------
HEALTHCARE -- 2.7%
   386,000    Hospital Corp., 9.000% due
3/15/16...........................................
401,923
------------------------------------------------------------
------------------
---------------------------
INSURANCE -- 9.0%
   700,000    Massachusetts Mutual Life Insurance Co.,
7.625% due
11/15/23.................       659,750
   700,000    Metropolitan Life Insurance, 6.300% due
11/1/03..............................       659,750
------------------------------------------------------------
------------------
---------------------------

1,319,500
------------------------------------------------------------
------------------
---------------------------
MACHINERY -- 3.3%
   500,000    Case Corp., 7.250% due
8/1/05................................................
491,250
------------------------------------------------------------
------------------
---------------------------
OIL SERVICES -- 6.8%
   485,000    Mobil Corp., 6.500% due
12/17/96.............................................
486,213
   500,000    Shell Oil Co., 6.950% due
12/15/98...........................................
506,875
------------------------------------------------------------
------------------
---------------------------

993,088
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 3.4%
   500,000    Philips Electronics Corp., 7.200% due
6/1/26.................................       495,625
------------------------------------------------------------
------------------
---------------------------
              TOTAL CORPORATE BONDS AND NOTES (Cost --
$9,605,335).........................     9,483,728
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                       INTERMEDIATE HIGH GRADE PORTFOLIO

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
REPURCHASE AGREEMENT -- 1.9%
$  277,000    Chase Manhattan Bank, 5.330% due 7/1/96;
Proceeds at maturity --
$277,123;
              (Fully collateralized by U.S. Treasury Notes,
5.750% due
9/30/97;
              Market value -- $282,657) (Cost --
$277,000).................................   $   277,000
------------------------------------------------------------
------------------
---------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$14,904,361*).............................   $14,667,862
------------------------------------------------------------
------------------
---------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
    AMOUNT                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
U.S. GOVERNMENT SECTOR -- 24.1%
------------------------------------------------------------
------------------
----------------------------
$      756,858    FHLMC, 9.000% due 1/1/20 through
5/1/21...................................   $   789,259
     1,255,823    GNMA, 8.000% due 7/15/17 through
12/15/21.................................     1,267,591
    11,003,365    GNMA, 9.000% due 11/15/16 through
9/15/24.................................    10,210,550
       970,000    U.S. Treasury Notes, 6.125% due
12/31/96..................................       973,279
     1,000,000    U.S. Treasury Notes, 6.625% due
6/30/01...................................     1,006,510
------------------------------------------------------------
------------------
----------------------------
                  TOTAL U.S. GOVERNMENT SECTOR (Cost --
$14,277,990)........................    14,247,189
------------------------------------------------------------
------------------
----------------------------
HIGH YIELD SECTOR -- 45.5%
------------------------------------------------------------
------------------
----------------------------
CORPORATE BONDS AND NOTES -- 43.2%
AEROSPACE AND DEFENSE -- 1.7%
       250,000    Airplanes Pass Through Trust, 10.875% due
3/15/19.........................       260,625
       350,000    Howmet Corp., 10.000% due 12/1/03
(a).....................................       369,250
       225,000    Tracor Inc., 10.875% due
8/15/01..........................................
240,750
       150,000    UNC, Inc., 11.000% due 6/1/06
(a).........................................       152,625
------------------------------------------------------------
------------------
----------------------------

1,023,250
------------------------------------------------------------
------------------
----------------------------
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 1.1%
       225,000    Collins & Aikman Corp., 11.500% due
4/15/06...............................       226,688
       400,000    Harvard Industries Inc., 12.000% due
7/15/04..............................       396,500
------------------------------------------------------------
------------------
----------------------------

623,188
------------------------------------------------------------
------------------
----------------------------
BROADCASTING - TV, CABLE AND RADIO -- 8.4%
       350,000    Australis Media Ltd., step bond to yield
14.000% due 5/15/03
(b)..........       208,250
       275,000    Bell Cable PLC, step bond to yield 11.875%
due
9/15/05....................       167,750
       500,000    Bell Cablemedia PLC, step bond to yield
11.950% due
7/15/04...............       352,500
       250,000    Cablevision Systems Corp., 9.875% due
2/15/13.............................       235,000
       300,000    Comcast UK Cable, step bond to yield
11.250% due
11/15/07.................       174,750
       300,000    Grupo Televisa S.A., 11.875% due 5/15/06
(a)..............................       307,500
       300,000    Lenfest Communications, 10.500% due
6/15/06
(a)...........................       301,875
       400,000    Marcus Cable Co., step bond to yield
13.500% due
8/1/04...................       285,500
       450,000    NWCG Holding Corp., zero coupon due
6/15/99...............................       331,313
                  Rogers Cablesystems Ltd.:
       325,000    10.000% due
12/1/07.....................................................
 ..       319,719
       400,000    11.000% due
12/1/15.....................................................
 ..       417,500
       250,000    Rogers Communications Inc., 10.875% due
4/15/04...........................       255,000
       200,000    SFX Broadcasting, 10.750% due 5/15/06
(a).................................       199,500
       450,000    UIH Australia/Pacific, step bond to yield
14.000% due
5/15/06.............       240,750
       600,000    UIH Inc., step bond to yield 14.000% due
11/15/99.........................       389,250
       250,000    Videotron Groupe Limited, 10.625% due
2/15/05.............................       262,500
       400,000    Videotron Holdings PLC, step bond to yield
11.000% due
8/15/05............       262,500
       250,000    Wireless One, 13.000% due
10/15/03........................................
265,625
------------------------------------------------------------
------------------
----------------------------

4,976,782
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
    AMOUNT                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
BUILDING/CONSTRUCTION -- 0.5%
$      250,000    Greystone Homes Inc., 10.750% due
3/1/04..................................   $   250,000
        50,000    Miles Home Services Inc., 12.000% due
4/1/01..............................        37,063
------------------------------------------------------------
------------------
----------------------------

287,063
------------------------------------------------------------
------------------
----------------------------
CHEMICALS -- 1.5%
       400,000    NL Industries Inc., 11.750% due
10/15/03..................................       410,500
       175,000    Pt. Polysindo Eka Perkasa, 13.000% due
6/15/01............................       191,844
       250,000    Terra Industries Inc., 10.500% due
6/15/05................................       265,313
------------------------------------------------------------
------------------
----------------------------

867,657
------------------------------------------------------------
------------------
----------------------------
CONSUMER DURABLE GOODS/HOME FURNISHINGS -- 1.4%
       775,000    International Semi Tech Microelectronics
Inc., step bond to
yield
                    11.500% due
8/15/03.....................................................
450,469
       200,000    Remington Product Co., 11.000% due 5/15/06
(a)............................       199,250
       200,000    TAG-Heuer International, 12.000% due
12/15/05
(a).........................       204,250
------------------------------------------------------------
------------------
----------------------------

853,969
------------------------------------------------------------
------------------
----------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 1.5%
       450,000    Interlake Corp., 12.125% due
3/1/02.......................................       452,813
       400,000    Williamhouse-Regency, 13.000% due 11/15/05
(a)............................       453,000
------------------------------------------------------------
------------------
----------------------------

905,813
------------------------------------------------------------
------------------
----------------------------
ELECTRIC UTILITIES -- 0.5%
       200,000    Calpine Corp., 10.500% due 5/15/06
(a)....................................       202,000
        62,306    Midland Funding Corp. I, 10.330% due
7/23/02..............................        64,954
------------------------------------------------------------
------------------
----------------------------

266,954
------------------------------------------------------------
------------------
----------------------------
ELECTRONICS/COMPUTERS -- 1.5%
       250,000    Graphic Controls Corp., 12.000% due
9/15/05...............................       266,250
       600,000    Unisys Corp., 12.000% due
4/15/03.........................................
611,250
------------------------------------------------------------
------------------
----------------------------

877,500
------------------------------------------------------------
------------------
----------------------------
FOOD -- 1.6%
       200,000    Smiths Food & Drug, 11.250% due
5/15/07...................................       203,000
       300,000    TLC Beatrice International Holdings,
11.500% due
10/1/05..................       304,875
       400,000    Van De Kamp Inc., 12.000% due
9/15/05.....................................       429,000
------------------------------------------------------------
------------------
----------------------------

936,875
------------------------------------------------------------
------------------
----------------------------
GROCERY/CONVENIENCE STORES -- 1.1%
       200,000    Farm Fresh Inc., 12.250% due
10/1/00......................................       173,750
           410    Kash N' Karry, 11.500% due
2/1/03.........................................
414
       500,000    Pathmark Stores Inc., 12.625% due
6/15/02.................................       504,375
------------------------------------------------------------
------------------
----------------------------

678,539
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
    AMOUNT                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 0.9%
$      200,000    Magellan Health Services, Inc., 11.250%
due
4/15/04.......................   $   216,000
       330,000    OrNda Healthcorp, 12.250% due
5/15/02.....................................       358,050
------------------------------------------------------------
------------------
----------------------------

574,050
------------------------------------------------------------
------------------
----------------------------
HOTEL/GAMING -- 3.3%
       150,000    Aztar Corp., 13.750% due
10/1/04..........................................
172,125
       600,000    Courtyard By Marriott II, 10.750% due
2/1/08
(a)..........................       589,500
       400,000    Mohegan Tribal Gaming Authority, 13.500%
due 11/15/02
(a).................       503,500
                  Station Casinos Inc.:
       400,000    9.625% due
6/1/03......................................................
 ...       386,500
       300,000    10.125% due
3/15/06.....................................................
 ..       292,875
------------------------------------------------------------
------------------
----------------------------

1,944,500
------------------------------------------------------------
------------------
----------------------------
INSURANCE -- 0.5%
       250,000    Life Partners Group Inc., 12.750% due
7/15/02.............................       273,125
------------------------------------------------------------
------------------
----------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 0.5%
       133,531    Gillett Holdings Inc., 12.250% due
6/30/02................................       140,208
       200,000    Remington Arms Inc., 10.000% due 12/1/03
(a)..............................       183,000
------------------------------------------------------------
------------------
----------------------------

323,208
------------------------------------------------------------
------------------
----------------------------
METALS/MINING -- 1.4%
       400,000    Kaiser Aluminum & Chemical Corp., 12.750%
due
2/1/03......................       423,000
       250,000    Russel Metals Inc., 10.250% due
6/15/00...................................       245,313
       135,000    UCAR Global Enterprises Inc., 12.000% due
1/15/05.........................       154,406
------------------------------------------------------------
------------------
----------------------------

822,719
------------------------------------------------------------
------------------
----------------------------
OIL/NATURAL GAS -- 2.6%
       350,000    Clark USA, 10.875% due
12/1/05............................................
363,125
       375,000    Global Marine Inc., 12.750% due
12/15/99..................................       406,875
       200,000    Mesa Operating Co., 10.625% due
7/1/06....................................       204,000
       300,000    Santa Fe Energy Resources Inc., 11.000%
due
5/15/04.......................       324,375
       225,000    United Meridian Corp., 10.375% due
10/15/05...............................       232,031
------------------------------------------------------------
------------------
----------------------------

1,530,406
------------------------------------------------------------
------------------
----------------------------
OTHER UTILITIES -- 0.5%
       300,000    California Energy, 9.875% due
6/30/03.....................................       304,125
------------------------------------------------------------
------------------
----------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 3.0%
       250,000    Crown Paper Co., 11.000% due
9/1/05.......................................       238,125
       350,000    Indah Kiat International Finance Co.,
11.375% due
6/15/02.................       368,375
       200,000    Polysindo International Finance, 11.375%
due
6/15/06......................       203,250
       250,000    Repap New Brunswick Inc., 10.625% due
4/15/05.............................       234,375
       275,000    SD Warren Co., 12.000% due
12/15/04.......................................
291,500
       400,000    Tjiwi Kimia International Finance Co.,
13.250% due
8/1/01.................       448,000
------------------------------------------------------------
------------------
----------------------------

1,783,625
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
    AMOUNT                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
PERSONAL CARE PRODUCTS/COSMETICS -- 1.5%
$       30,000    MacAndrews & Forbes Group, 12.250% due
7/1/96.............................   $    30,000
       400,000    Revlon Consumer Products Corp., 10.500%
due
2/15/03.......................       403,500
       550,000    Revlon Worldwide Corp., zero coupon due
3/15/98...........................       458,563
------------------------------------------------------------
------------------
----------------------------

892,063
------------------------------------------------------------
------------------
----------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.5%
       300,000    Trizec Finance, 10.875% due
10/15/05......................................       301,875
------------------------------------------------------------
------------------
----------------------------
RETAIL -- 0.5%
       250,000    Barnes & Noble Inc., 11.875% due
1/15/03..................................       268,750
------------------------------------------------------------
------------------
----------------------------
TELEPHONE/COMMUNICATIONS -- 6.5%
       150,000    Alvey Systems Inc., 11.375%, due 1/31/03
(a)..............................       155,063
       500,000    Clearnet Communications, step bond to
yield 14.750% due
12/15/05..........       312,500
       600,000    Dial Call Communications Inc., step bond
to yield 12.250%
due 4/15/04.....       388,500
       100,000    Fonorola Inc., 12.500% due
8/15/02........................................
107,500
       300,000    Intelcom Group Inc., step bond to yield
12.500% due
5/1/06................       166,875
       375,000    Intermedia Communications Inc., step bond
to yield 12.500%
due 5/15/06....       210,000
       150,000    Metrocall Inc., 10.375% due
10/1/07.......................................       141,375
       375,000    Millicom Intl. Cellular, step bond to
yield 13.500%, due
6/1/06 (a).......       199,688
       400,000    Mobile Telecommunications Technology,
13.500% due
12/15/02................       425,500
       650,000    Nextel Communications Inc., step bond to
yield 9.750% due
8/15/04.........       385,125
       400,000    Nextlink Communications, 12.500% due
4/15/06
(a)..........................       400,000
       950,000    Telewest Communications Inc., step bond to
yield 11.000% due
10/1/07......       562,875
       325,000    USA Mobile Communications Inc., 14.000%
due
11/1/04.......................       368,875
------------------------------------------------------------
------------------
----------------------------

3,823,876
------------------------------------------------------------
------------------
----------------------------
TOBACCO -- 0.2%
       150,000    Consolidated Cigar Corp., 10.500% due
3/1/03..............................       156,375
------------------------------------------------------------
------------------
----------------------------
TRANSPORTATION -- 0.5%
       270,000    Sea Containers Ltd., Series A, 12.500% due
12/1/04........................       300,032
------------------------------------------------------------
------------------
----------------------------
                  TOTAL CORPORATE BONDS AND NOTES (Cost --
$24,989,897).....................    25,596,319
------------------------------------------------------------
------------------
----------------------------

    SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
COMMON STOCKS -- 0.3%
MINING, STEEL, IRON AND NON-PRECIOUS METALS -- 0.3%
        10,000    Freeport-McMoRan Resource Partners (Cost -
-
$216,160).....................       198,750
------------------------------------------------------------
------------------
----------------------------
CONVERTIBLE PREFERRED STOCK -- 2.0%
AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING -- 0.4%
         3,750    Navistar International Corp., Series G,
Convertible
$6.00.................       208,594
------------------------------------------------------------
------------------
----------------------------
HEALTHCARE/DRUGS/HOSPITAL SUPPLIES -- 0.6%
        14,639    Foxmeyer Health Corp., Series A,
Convertible
$4.20........................       395,249
------------------------------------------------------------
------------------
----------------------------
METALS/MINING -- 0.4%
         8,688    BCP/Essex Holdings Inc., Series B,
Exchangeable
15.000%...................       225,888
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
TELEPHONE/COMMUNICATIONS -- 0.6%
           281    Panamsat Corp. Exchangeable
12.750%.......................................   $   325,960
------------------------------------------------------------
------------------
----------------------------
                  TOTAL CONVERTIBLE PREFERRED STOCK (Cost --
$1,224,039)....................     1,155,691
------------------------------------------------------------
------------------
----------------------------
WARRANTS -- 0.0%
BROADCASTING - TV, CABLE, AND RADIO -- 0.0%
           750    Wireless One, Expire 10/19/00
(c).........................................         6,000
------------------------------------------------------------
------------------
----------------------------
BUILDING/CONSTRUCTION -- 0.0%
           600    Miles Homes Inc., Expire 4/1/97
(c).......................................           150
------------------------------------------------------------
------------------
----------------------------
TELEPHONE/COMMUNICATIONS -- 0.0%
           600    Nextel Communications Inc., Expire 5/23/99
(c)............................            12
------------------------------------------------------------
------------------
----------------------------
                  TOTAL WARRANTS (Cost --
$11,400)..........................................
6,162
------------------------------------------------------------
------------------
----------------------------
                  TOTAL HIGH YIELD SECTOR (Cost --
$26,441,496).............................    26,956,922
------------------------------------------------------------
------------------
----------------------------

     FACE
   AMOUNT+                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
INTERNATIONAL SECTOR -- 25.9%
------------------------------------------------------------
------------------
----------------------------
BONDS -- 25.9%
ARGENTINA -- 0.4%
       300,000    Argentina Discount Series L, 6.438% due
3/31/23
++........................       209,814
------------------------------------------------------------
------------------
----------------------------
AUSTRALIA -- 3.1%
       400,000    New South Wales Treasury Corp., 12.000%
due
12/1/01.......................       357,673
                  Queensland Treasury Corp.:
     1,200,000    8.000% due
5/14/97.....................................................
 ...       947,473
       700,000    8.000% due
5/14/03.....................................................
 ...       524,422
------------------------------------------------------------
------------------
----------------------------

1,829,568
------------------------------------------------------------
------------------
----------------------------
CANADA -- 2.0%
                  Government of Canada:
       150,000    7.500% due
7/1/97......................................................
 ...       112,030
       650,000    11.750% due
2/1/03......................................................
 ..       585,340
       100,000    International Finance Corp., 7.750% due
8/18/98...........................        75,281
       300,000    KFW International Finance, 9.500% due
5/13/02.............................       239,849
       250,000    Rogers Cablesystems, 9.650% due
1/15/14...................................       159,716
------------------------------------------------------------
------------------
----------------------------

1,172,216
------------------------------------------------------------
------------------
----------------------------
DENMARK -- 1.0%
     3,250,000    Kingdom of Denmark, 8.000% due
5/15/03....................................       588,551
------------------------------------------------------------
------------------
----------------------------
FINLAND -- 2.0%
     2,000,000    Finnish Export Credit, 6.000% due
1/15/99.................................       439,616
     3,000,000    Government of Finland, 9.500% due
3/15/04.................................       737,328
------------------------------------------------------------
------------------
----------------------------

1,176,944
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
   AMOUNT+                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
FRANCE -- 2.7%
     3,000,000    French Treasury Bill, 5.750% due
3/12/01..................................   $   586,970
     5,000,000    Government of France, 6.750% due
10/25/04.................................       995,765
------------------------------------------------------------
------------------
----------------------------

1,582,735
------------------------------------------------------------
------------------
----------------------------
GERMANY -- 0.6%
       500,000    Bundesrepublic, 6.500% due
7/15/03........................................
334,417
------------------------------------------------------------
------------------
----------------------------
IRELAND -- 1.7%
       500,000    Irish Gilts, 8.000% due
10/18/00..........................................
1,001,150
------------------------------------------------------------
------------------
----------------------------
ITALY -- 4.3%
                  Buoni Poliennali Del Tesoro:
   500,000,000    12.00% due
1/1/98......................................................
 ...       341,519
   300,000,000    9.00% due
10/1/98.....................................................
 ....       198,864
   500,000,000    8.500% due
1/1/99......................................................
 ...       328,343
 2,000,000,000    8.500% due
8/1/99......................................................
 ...     1,307,240
   600,000,000    Italian Certificati di Credito Del Tesoro,
11.200% due
8/1/99.............       397,964
------------------------------------------------------------
------------------
----------------------------

2,573,930
------------------------------------------------------------
------------------
----------------------------
MEXICO -- 0.5%
       500,000    Mexican States Value Recovery Rights,
Expire 6/30/03
(c)..................             0
       500,000    United Mexican States Series B, 6.250% due
12/31/19
++....................       324,375
------------------------------------------------------------
------------------
----------------------------

324,375
------------------------------------------------------------
------------------
----------------------------
NEW ZEALAND -- 1.5%
                  New Zealand Government:
       800,000    9.000% due
11/15/96....................................................
 ...       545,942
       500,000    10.000% due
3/15/02.....................................................
 ..       357,348
------------------------------------------------------------
------------------
----------------------------

903,290
------------------------------------------------------------
------------------
----------------------------
SPAIN -- 3.4%
    40,000,000    Bancomex, 13.000% due
1/29/97.............................................
318,605
   200,000,000    Government of Spain, 10.100% due
2/28/01..................................     1,678,743
------------------------------------------------------------
------------------
----------------------------

1,997,348
------------------------------------------------------------
------------------
----------------------------
SWEDEN -- 1.4%
     5,000,000    Kingdom of Sweden, 10.250% due
5/5/03.....................................       844,420
------------------------------------------------------------
------------------
----------------------------
UNITED KINGDOM -- 1.0%
       400,000    United Kingdom Treasury Bill, 7.750% due
9/8/06...........................       613,171
------------------------------------------------------------
------------------
----------------------------
UNITED STATES -- 0.3%
       200,000    European Bank of Reconstruction and
Development, zero coupon
due

1/29/97.....................................................
 ..............
199,750
------------------------------------------------------------
------------------
----------------------------
                  TOTAL INTERNATIONAL SECTOR (Cost --
$14,837,671)..........................    15,351,679
------------------------------------------------------------
------------------
----------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

     FACE
   AMOUNT+                                         SECURITY
VALUE
------------------------------------------------------------
------------------
----------------------------
REPURCHASE AGREEMENT -- 4.5%
     2,648,000    CS First Boston Corp., 5.300% due 7/1/96;
Proceeds at
                  maturity -- $2,649,170;
                  (Fully collateralized by U.S. Treasury
Notes, 7.500% due
12/31/96;
                  Market value -- $2,705,461) (Cost --
$2,648,000)..........................   $ 2,648,000
------------------------------------------------------------
------------------
----------------------------
                  TOTAL INVESTMENTS -- 100% (Cost --
$58,205,157*)..........................   $59,203,790
------------------------------------------------------------
------------------
----------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of
    1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security issued with attached warrants.
(c) Non-income producing security.
 +  Represents local currency.
 ++  U.S. Dollar denominated security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUNDS
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                            EQUITY INCOME PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
COMMON STOCKS -- 78.4%
GAS -- 8.1%
    15,000    Coastal Corp.
 ............................................................
 ...   $   626,250
    15,000    El Paso Natural Gas Co.
 .....................................................
577,500
    20,000    Enron Corp.
 ............................................................
 .....
817,500
    12,000    MCN Corp.
 ............................................................
 .......
292,500
    20,000    PanEnergy Corp.
 ............................................................
 .       657,500
    20,000    Williams Companies Inc.
 .....................................................
990,000
------------------------------------------------------------
------------------
---------------------------

3,961,250
------------------------------------------------------------
------------------
---------------------------
TELECOMMUNICATIONS -- 10.9%
    25,000    AT&T Corp.
 ............................................................
 ......
1,550,000
    10,000    Ameritech Corp.
 ............................................................
 .       593,750
    15,000    Bellsouth Corp.
 ............................................................
 .       635,625
    15,000    GTE Corp.
 ............................................................
 .......
671,250
    35,000    MCI Communications Corp.
 ....................................................
896,875
    25,000    Teleport Communications Group, Inc.
 .........................................       478,125
    25,000    U.S. West Media
Group.......................................................
 .       456,250
------------------------------------------------------------
------------------
---------------------------

5,281,875
------------------------------------------------------------
------------------
---------------------------
UTILITIES -- 59.4%
    30,000    Allegheny Power System, Inc.
 ................................................
926,250
    25,000    American Electric Power Inc.
 ................................................
1,065,625
    30,000    Baltimore Gas & Electric Co.
 ................................................
851,250
    20,000    Boston Edison Co.
 ...........................................................
510,000
    31,500    Carolina Power & Light Co.
 ..................................................
1,197,000
    25,000    Central & South West Corp.
 ..................................................
725,000
    25,000    CINergy Corp.
 ............................................................
 ...       800,000
    20,000    CIPSCO, Inc.
 ............................................................
 ....       772,500
    16,500    CMS Energy Corp.
 ............................................................
509,438
    25,000    Consolidated Edison Co. of New York, Inc.
 ...................................       731,250
    30,000    DPL Inc.
 ............................................................
 ........
731,250
    40,000    DQE Inc.
 ............................................................
 ........
1,100,000
    35,000    DTE Energy Co.
 ............................................................
 ..     1,080,625
    35,000    Edison
International...............................................
 ..........
616,875
    25,000    Enova Corp.
 ............................................................
 .....
578,125
    28,000    Entergy Corp.
 ............................................................
 ...       794,500
    40,000    FPL Group Inc.
 ............................................................
 ..     1,840,000
    25,000    General Public Utilities Corp.
 ..............................................       881,250
    50,000    Houston
Industries..................................................
 .........
1,231,250
    50,000    Illinova Corp.
 ............................................................
 ..     1,437,500
    10,000    New England Electric
System..................................................
363,750
    35,000    NIPSCO Industries, Inc.
 .....................................................
1,408,750
    25,000    Ohio Edison Co.
 ............................................................
 .       546,875
    27,000
Pacificorp..................................................
 .................
600,750
    21,000    PECO Energy Co.
 ............................................................
 .       546,000
    30,000    Pinnacle West Capital Corp.
 .................................................
911,250
    25,000    Portland General Corp.
 ......................................................
771,875
    25,000    Public Service Co. of
Colorado...............................................
918,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUNDS
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                            EQUITY INCOME PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
UTILITIES -- 59.4% (CONTINUED)
    25,000    Public Service Co. of New Mexico
(a).........................................   $   512,500
    25,000    SCANA Corp.
 ............................................................
 .....
703,125
    35,000    Southern Co.
 ............................................................
 ....       861,875
    35,000    Texas Utilities Co.
 .........................................................
1,496,250
    25,000    Unicom Corp.
 ............................................................
 ....       696,875
     7,000    Wisconsin Energy Corp.
 ......................................................
202,125
------------------------------------------------------------
------------------
---------------------------

28,920,438
------------------------------------------------------------
------------------
---------------------------
              TOTAL COMMON STOCKS (Cost --
$32,839,317)....................................
38,163,563
------------------------------------------------------------
------------------
---------------------------
   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CORPORATE BONDS AND NOTES -- 18.1%
              Arizona Public Service Co., First Mortgage:
$  250,000      7.250% due
8/1/23......................................................
 ....       230,000
   250,000      8.750% due
1/15/24.....................................................
 ....       264,375
   200,000      8.000% due
2/1/25......................................................
 ....       197,250
   255,000    Central Illinois Public Service Co., 8.500%
due
5/15/22......................       272,213
   200,000    Cincinnati Gas & Electric Co., 8.500% due
9/1/22.............................       210,750
   250,000    Commonwealth Edison Co., 8.375% due
9/15/22..................................       248,125
   250,000    Dayton Power & Light Co., First Mortgage,
8.150% due
1/15/26.................       255,938
              Duquesne Light Co., 1st Collateral Trust:
   200,000      8.375% due
5/15/24.....................................................
 ....       205,000
   250,000      7.550% due
6/15/25.....................................................
 ....       235,625
   200,000    Idaho Power Co., First Mortgage, 8.750% due
3/15/27..........................       209,750
   500,000    Illinois Power Co., 8.000% due
2/15/23.......................................       490,625
   300,000    Kentucky Utilities Co., 8.550% due
5/15/27...................................       318,750
              Madison Gas & Electric Co., First Mortgage:
   200,000      8.500% due
4/15/22.....................................................
 ....       210,250
   500,000      7.700% due
2/15/28.....................................................
 ....       496,250
   250,000    Midwest Power Systems Inc., 8.125% due
2/1/23................................       259,375
   200,000    New England Power Co., General & Reference,
8.000% due
8/1/22................       203,750
              New York State Electric & Gas Corp., First
Mortgage:
   250,000      8.300% due
12/15/22....................................................
 ....       249,063
   250,000      7.450% due
7/15/23.....................................................
 ....       235,938
   250,000    Niagara Mohawk Power Co., 8.500% due
7/1/23..................................       209,375
   250,000    Pacific Gas & Electric Co., 6.750% due
10/1/23...............................       220,000
   500,000    Pennsylvania Power & Light Co., 8.500% due
5/1/22............................       525,625
   300,000    Public Service Co., Oklahoma, First Mortgage,
7.375% due
4/1/23..............       288,375
   196,000    Public Service Electric & Gas Co., 1st &
Refunding, 8.750% due
2/1/22........       209,965
   200,000    San Diego Gas & Electric Co., 8.500% due
4/1/22..............................       209,500
   550,000    Tampa Electric Co., 7.750% due
11/1/22.......................................       545,188
   500,000    Texas Utilities Co., 7.625% due
7/1/25.......................................       471,875
   250,000    Virginia Electric & Power Co., First Mortgage,
7.500% due
6/1/23.............       240,938
   400,000    Wisconsin Electric Power Co., First Mortgage,
7.050% due
8/1/24..............       371,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUNDS
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                            EQUITY INCOME PORTFOLIO

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CORPORATE BONDS AND NOTES -- 18.1% (CONTINUED)
$  300,000    Wisconsin Power & Light Co., Note, 8.600% due
3/15/27........................   $   315,000
   425,000    Wisconsin Public Service Corp., First
Mortgage, 7.125% due
7/1/23............       396,309
------------------------------------------------------------
------------------
---------------------------
              TOTAL CORPORATE BONDS AND NOTES (Cost --
$8,857,927).........................     8,796,677
------------------------------------------------------------
------------------
---------------------------
REPURCHASE AGREEMENT -- 3.5%
 1,686,000    Citibank, 5.330% due 7/1/96; Proceeds at
maturity -- $1,686,748;
              (Fully collateralized by U.S. Treasury Notes,
6.125% due
5/31/97;
              Market value -- $1,720,408) (Cost --
$1,686,000).............................     1,686,000
------------------------------------------------------------
------------------
---------------------------
              TOTAL INVESTMENTS -- 100% (Cost --
$43,383,244*).............................   $48,646,240
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
COMMON STOCKS -- 93.4%
BASIC INDUSTRIES -- 6.6%
       360  Air Products & Chemicals Inc.
 .................................................   $
20,790
       730  Alcan Aluminum Ltd.
 ...........................................................
22,265
       400  Alco Standard Corp.
 ...........................................................
18,100
       890  Allied Signal Inc.
 ............................................................
50,841
       550  Aluminum Co. of
America.....................................................
 ...        31,556
       560  Applied Materials
(a).........................................................
 .        17,080
       340  Armco Inc.
(a).........................................................
 ........
1,700
       130  ASARCO Inc.
 ............................................................
 .......
3,591
       160  Avery Dennison Corp.
 ..........................................................
8,780
     1,140  Barrick Gold Corp.
 ............................................................
30,922
       160  Bemis Inc.
 ............................................................
 ........
5,600
       350  Bethlehem Steel Corp.
(a)......................................................
4,156
       160  B.F. Goodrich Co.
 ............................................................
 .         5,980
       150  Boise Cascade Corp.
 ...........................................................
5,494
       300  Champion International Corp.
 ..................................................
12,525
       290  Cyprus Amax Minerals Co.
 ......................................................
6,561
       790  Dow Chemical Co.
 ............................................................
 ..        60,040
       400  Echo Bay Mines Ltd.
 ...........................................................
4,300
     1,780  E.I. du Pont De Nemours & Co.
 .................................................
140,842
       455  Engelhard Corp.
 ............................................................
 ...        10,465
       110  FMC Corp.
(a).........................................................
 .........
7,177
       630  Freeport-McMoRan Copper &
Gold.................................................
20,081
       160  General Signal Corp.
 ..........................................................
6,060
       300  Georgia Pacific Corp.
 .........................................................
21,300
       200  Great Lakes Chemical Corp.
 ....................................................
12,450
       150  Harnischfeger Industries Inc.
 .................................................
4,987
       350  Hercules Inc.
 ............................................................
 .....
19,337
       470  Homestake Mining Co.
 ..........................................................
8,049
       370  Inco Ltd.
 ............................................................
 .........
11,932
       150  Inland Steel Industries Inc.
 ..................................................
2,944
       951  International Paper Co.
 .......................................................
35,068
       370  ITT Industries Inc.
 ...........................................................
9,296
       260  James River Corp. of
Virginia..................................................
6,857
       896  Kimberly Clark Corp.
 ..........................................................
69,216
       340  Louisiana Pacific Corp.
 .......................................................
7,522
       170  Mead Corp.
 ............................................................
 ........
8,819
     1,860  Monsanto Co.
 ............................................................
 ......
60,450
       460  Morton International Industries Inc.
 ..........................................        17,135
        30  Nacco Industries Inc.
 .........................................................
1,661
       210  Nalco Chemical Co.
 ............................................................
6,615
       289  Newmont Mining Corp.
 ..........................................................
14,269
       270  Nucor Corp.
 ............................................................
 .......
13,669
       210  Phelps Dodge Corp.
 ............................................................
13,099
       760  Placer Dome Inc.
 ............................................................
 ..        18,145
        90  Potlatch Corp.
 ............................................................
 ....         3,521
       600  PPG Industries Inc.
 ...........................................................
29,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
BASIC INDUSTRIES -- 6.6% (CONTINUED)
       490  Praxair Inc.
 ............................................................
 ......   $
20,702
       200  Reynolds Metals Co.
 ...........................................................
10,425
       210  Rohm & Haas Co.
 ............................................................
 ...        13,177
       150  Sigma-Aldrich Corp.
 ...........................................................
8,025
       312  Stone Container Corp.
 .........................................................
4,290
       170  Temple Inland Inc.
 ............................................................
7,947
        90  Trinova Corp.
 ............................................................
 .....
3,004
       220  Union Camp Corp.
 ............................................................
 ..        10,725
       430  Union Carbide Corp.
 ...........................................................
17,092
       260  USX-U.S. Steel
Group.......................................................
 ....         7,377
       310  Westvaco Corp.
 ............................................................
 ....         9,261
       650  Weyerhauser Co.
 ............................................................
 ...        27,625
       170  Willamette
Industries..................................................
 ........
10,115
     1,560  WMX Technologies Inc.
 .........................................................
51,090
       280  Worthington Industries Inc.
 ...................................................
5,845
       310  W.R. Grace & Co.
 ............................................................
 ..        21,971
------------------------------------------------------------
------------------
---------------------------

1,119,168
------------------------------------------------------------
------------------
---------------------------
CAPITAL GOODS -- 7.5%
       110  Armstrong World Industries
Inc.................................................
6,339
     1,105  Boeing Co.
 ............................................................
 ........
96,273
        90  Briggs &
Stratton....................................................
 ..........
3,701
       670  Browning Ferris Industries Inc.
 ...............................................
19,430
       610  Caterpillar Inc.
 ............................................................
 ..        41,328
        80  Centex Corp.
 ............................................................
 ......
2,490
       130  Cincinnati Milacron Inc.
 ......................................................
3,120
       340  Cooper Industries Inc.
 ........................................................
14,110
        90  Crane Co.
 ............................................................
 .........
3,690
       120  Cummins Engine Inc.
 ...........................................................
4,845
       320  Dana Corp.
 ............................................................
 ........
9,920
       820  Deere & Co.
 ............................................................
 .......
32,800
       350  Dover Corp.
 ............................................................
 .......
16,144
       240  Eaton Corp.
 ............................................................
 .......
14,070
       190  Echlin Inc.
 ............................................................
 .......
7,196
       705  Emerson Electric Co.
 ..........................................................
63,714
       260  Fluor Corp.
 ............................................................
 .......
16,997
       120  Foster Wheeler Corp.
 ..........................................................
5,385
       190  General Dynamics Corp.
 ........................................................
11,780
     5,240  General Electric Co.
 ..........................................................
453,260
       100  Giddings & Lewis Inc.
 .........................................................
1,625
       380  Illinois Tool Works Inc.
 ......................................................
25,697
       340  Ingersoll Rand Co.
 ............................................................
14,875
       120  Johnson Controls Inc.
 .........................................................
8,340
       120  Kaufman & Broad Home Corp.
 ....................................................
1,740
       626  Lockheed Corp.
 ............................................................
 ....        52,584
       700  McDonnell Douglas Corp.
 .......................................................
33,950
       310  Moore Corporation Ltd.
 ........................................................
5,851

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CAPITAL GOODS -- 7.5% (CONTINUED)
       240  Navistar International Corp.
(a)...............................................   $
2,370
       200  Northrop Grumman Corp.
 ........................................................
13,625
       150  Ogden Corp.
 ............................................................
 .......
2,719
       160  Owens-Corning Fiberglass Corp.
(a).............................................
6,880
       115  Paccar Inc.
 ............................................................
 .......
5,635
       230  Parker Hannifin Corp.
 .........................................................
9,746
       140  Raychem Corp.
 ............................................................
 .....
10,063
       760  Raytheon Corp.
 ............................................................
 ....        39,235
       690  Rockwell International Corp.
 ..................................................
39,503
       410  Santa Fe Pacific Gold Corp.
 ...................................................
5,791
       280  Stanley
Works.......................................................
 ...........
8,330
       170  Teledyne Inc.
 ............................................................
 .....
6,141
       260  Textron Inc.
 ............................................................
 ......
20,768
       100  Timken Co.
 ............................................................
 ........
3,875
       120  Thomas & Betts Corp.
 ..........................................................
4,500
       200  TRW Inc.
 ............................................................
 ..........
17,975
       480  Tyco International Ltd.
 .......................................................
19,560
       390  United Technologies Corp.
 .....................................................
44,850
       120  Varity Corp.
(a).........................................................
 ......
5,775
     1,320  Westinghouse Electric Corp.
 ...................................................
24,750
       160  W.W. Grainger Inc.
 ............................................................
12,400
------------------------------------------------------------
------------------
---------------------------

1,275,745
------------------------------------------------------------
------------------
---------------------------
CONSUMER DURABLES -- 2.8%
       270  Black & Decker Corp.
 ..........................................................
10,429
       220  Case Corp.
 ............................................................
 ........
10,560
     1,180  Chrysler Corp.
 ............................................................
 ....        73,160
       260  Cooper Tire & Rubber Co.
 ......................................................
5,785
       720  Corning Inc.
 ............................................................
 ......
27,630
       140  Fleetwood Enterprises Inc.
 ....................................................
4,340
     3,710  Ford Motor Co.
 ............................................................
 ....       120,111
     2,390  General Motors Corp.
 ..........................................................
125,176
       390  Genuine Parts Co.
 ............................................................
 .        17,843
       490  Goodyear Tire & Rubber Co.
 ....................................................
23,643
       510  Masco Corp.
 ............................................................
 .......
15,428
       340  Maytag Corp.
 ............................................................
 ......
7,098
       500  Newell Co.
 ............................................................
 ........
15,312
        60  Outboard Marine Corp.
 .........................................................
1,088
        80  Pulte Corp.
 ............................................................
 .......
2,140
       120  Snap-On Tools Corp.
 ...........................................................
5,685
       230  Whirlpool Corp.
 ............................................................
 ...        11,414
------------------------------------------------------------
------------------
---------------------------

476,842
------------------------------------------------------------
------------------
---------------------------
CONSUMER NON-DURABLES -- 13.1%
       110  Adolph Coors Co., Class B
Shares...............................................
1,966
       570  American Brands Inc.
 ..........................................................
25,864
       810  Anheuser Busch Cos. Inc.
 ......................................................
60,750
     1,647  Archer Daniels Midland Co.
 ....................................................
31,499

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CONSUMER NON-DURABLES -- 13.1% (CONTINUED)
       420  Avon Products Inc.
 ............................................................
$    18,952
        90  Ball Corp.
 ............................................................
 ........
2,588
       210  Brown Forman Corp., Class B
Shares.............................................
8,400
       780  Campell Soup Co.
 ............................................................
 ..        54,990
       160  Clorox Co.
 ............................................................
 ........
14,180
     7,870  Coca Cola Co.
 ............................................................
 .....
384,335
       470  Colgate Palmolive Co.
 .........................................................
39,833
       780  Conagra Inc.
 ............................................................
 ......
35,393
       460  CPC International Inc.
 ........................................................
33,120
       400  Crown Cork & Seal Inc.
(a).....................................................
18,000
       290  Dial Corp.
 ............................................................
 ........
8,301
       245  Eastman Chemical Co.
 ..........................................................
14,914
     1,100  Eastman Kodak Co.
 ............................................................
 .        85,525
       230  Fruit of the Loom Inc.
(a).....................................................
5,865
       500  General Mills Inc.
 ............................................................
27,250
     1,410  Gillette Co.
 ............................................................
 ......
87,949
       270  Hasbro Inc.
 ............................................................
 .......
9,653
       240  Hershey Foods Corp.
 ...........................................................
17,610
     1,165  H.J. Heinz Co.
 ............................................................
 ....        35,387
       350  International Flavors & Fragrances Inc.
 .......................................        16,669
       670  Kellogg Co.
 ............................................................
 .......
49,078
       230  Liz Claiborne Inc.
 ............................................................
7,964
       870  Mattel Inc.
 ............................................................
 .......
24,904
     2,220  McDonald's Corp.
 ............................................................
 ..       103,785
       460  Nike Inc., Class B
Shares......................................................
47,265
     4,940  PepsiCo Inc.
 ............................................................
 ......
174,752
     2,620  Philip Morris Co. Inc.
 ........................................................
272,480
       260  Pioneer Hi Bred
International...............................................
 ...        13,748
       140  Polaroid Corp.
 ............................................................
 ....         6,388
     2,160  Procter & Gamble Co.
 ..........................................................
195,750
       420  Quaker Oats Co.
 ............................................................
 ...        14,333
       330  Ralston Purina
Group.......................................................
 ....        21,161
       240  Reebok International Ltd.
 .....................................................
8,070
       500  Rubbermaid Inc.
 ............................................................
 ...        13,625
       120  Russell Corp.
 ............................................................
 .....
3,315
     1,530  Sara Lee Corp.
 ............................................................
 ....        49,534
     1,180  Seagram Ltd.
 ............................................................
 ......
39,678
       260  Sherwin Williams Co.
 ..........................................................
12,090
       150  Stride Rite Corp.
 ............................................................
 .         1,238
       190  Tupperware Corp.
 ............................................................
 ..         8,027
       520  Unilever N.V.
ADR.........................................................
 .....
75,465
       640  UST Inc.
 ............................................................
 ..........
21,920
       200  VF Corp.
 ............................................................
 ..........
11,925
       330  Whitman Corp.
 ............................................................
 .....
7,961
       360  W.M. Wrigley Jr. Co.
 ..........................................................
18,180
------------------------------------------------------------
------------------
---------------------------

2,241,629
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CONSUMER SERVICES -- 8.6%
       800  Albertsons Inc.
 ............................................................
 ...   $    33,100
       230  American Greetings Corp., Class A
Shares.......................................         6,296
       470  American Stores Co.
 ...........................................................
19,388
       140  Bally Entertainment Corp.
(a)..................................................
3,850
        50  Brown Group Inc.
 ............................................................
 ..           869
         6  Brunos Inc.
 ............................................................
 .......
83
       300  Brunswick Corp.
 ............................................................
 ...         6,000
       330  Charming Shoppes Inc.
 .........................................................
2,331
       300  Circuit City Stores Inc.
 ......................................................
10,838
       760  Comcast Corp., Class A Shares
(Special)........................................
14,060
        20  Cox Communications
(a).........................................................
433
       600  CUC International Inc.
(a).....................................................
21,300
       500  Darden Restaurants Inc.
(a)....................................................
5,375
       220  Dayton Hudson Corp.
 ...........................................................
22,688
       260  Deluxe Corp.
 ............................................................
 ......
9,230
       350  Dillard Department Stores Inc., Class A
Shares.................................        12,775
       300  Dow Jones & Co. Inc.
 ..........................................................
12,525
       540  Dunn & Bradstreet Corp.
 .......................................................
33,750
       200  Ecolab Inc.
 ............................................................
 .......
6,600
       650  Federated Department
Stores....................................................
22,181
       120  Fleming Cos. Inc.
 ............................................................
 .         1,725
       450  Gannett Inc.
 ............................................................
 ......
31,838
       920  Gap Inc.
 ............................................................
 ..........
29,555
       180  Giant Food Inc., Class A
Shares................................................
6,458
       120  Great Atlantic & Pacific Tea Inc.
 .............................................         3,945
       230  Harcourt General Inc.
 .........................................................
11,500
       320  Harrah's Entertainment
(a).....................................................
9,040
       150  Hilton Hotels Corp.
 ...........................................................
16,875
     1,503  Home Depot Inc.
 ............................................................
 ...        81,162
       240  Interpublic Group Cos. Inc.
 ...................................................
11,250
       710  J.C. Penney Co.
 ............................................................
 ...        37,275
       100  John H. Harland Co.
 ...........................................................
2,463
       120  Jostens Inc.
 ............................................................
 ......
2,370
     1,530  KMart Corp.
 ............................................................
 .......
18,934
       110  King World Productions Inc.
(a)................................................
4,001
       150  Knight Ridder Inc.
 ............................................................
10,875
       390  Kroger Co.
(a).........................................................
 ........
15,405
       930  Laidlaw Inc., Class B
Shares...................................................
9,416
       850  Limited Inc.
 ............................................................
 ......
18,275
        60  Longs Drug Stores Corp.
 .......................................................
2,678
       380  Loews Companies Inc.
 ..........................................................
29,973
        70  Lubys Cafeterias Inc.
 .........................................................
1,645
       400  Marriott International Inc.
 ...................................................
21,500
       790  May Department Stores Co.
 .....................................................
34,562
       320  McGraw Hill Inc.
 ............................................................
 ..        14,640
       330  Melville Corp.
 ............................................................
 ....        13,365
       110  Mercantile Stores Inc.
 ........................................................
6,449

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CONSUMER SERVICES -- 8.6% (CONTINUED)
        80  Meredith Corp.
 ............................................................
 ....   $     3,340
       150  National Service Industries Inc.
 ..............................................         5,869
       300  New York Times Co., Class A
Shares.............................................
9,788
       250  Nordstrom Inc.
 ............................................................
 ....        11,125
       190  Pep Boys - Manny, Moe and
Jack.................................................
6,460
       610  Price Costco Inc.
(a).........................................................
 .        13,191
       260  Rite Aid Corp.
 ............................................................
 ....         7,735
       480  R.R. Donnelley & Sons Co.
 .....................................................
16,740
       160  Ryan's Family Steak Houses Inc.
(a)............................................
1,480
       180  Safety-Kleen Corp.
 ............................................................
3,150
     1,250  Sears Roebuck & Co.
 ...........................................................
60,781
       380  Service Corporation
International..............................................
21,850
       130  Shoney's Inc.
(a).........................................................
 .....
1,414
        60  Spring Industries Inc.
 ........................................................
3,030
       210  Super Value Inc.
 ............................................................
 ..         6,615
       580  Sysco Corp.
 ............................................................
 .......
19,865
       200  Tandy Corp.
 ............................................................
 .......
9,475
     2,070  Tele-Communications Inc., Class A Shares
(a)...................................        37,519
     1,250  Time Warner Inc.
 ............................................................
 ..        49,063
       340  Times Mirror Co., Series
A.....................................................
14,790
       220  TJX Cos. Inc.
 ............................................................
 .....
7,425
       860  Toys 'R' Us Inc.
(a).........................................................
 ..        24,510
       200  Tribune Co.
 ............................................................
 .......
14,525
     1,160  Viacom, Inc., Class B
Shares...................................................
45,095
       780  Walgreen Co.
 ............................................................
 ......
26,130
     7,260  Wal-Mart Stores Inc.
 ..........................................................
184,222
     2,134  Walt Disney Co.
 ............................................................
 ...       134,175
       400  Wendy's International Inc.
 ....................................................
7,450
       480  Winn Dixie Stores Inc.
 ........................................................
16,980
       420  Woolworth Corp.
 ............................................................
 ...         9,450
------------------------------------------------------------
------------------
---------------------------

1,464,088
------------------------------------------------------------
------------------
---------------------------
ENERGY -- 9.4%
       290  Amerada Hess Corp.
 ............................................................
15,551
     1,570  Amoco Corp.
 ............................................................
 .......
113,629
       200  Ashland Oil Inc.
 ............................................................
 ..         7,925
       510  Atlantic Richfield Co.
 ........................................................
60,435
       450  Baker Hughes Inc.
 ............................................................
 .        14,794
       400  Burlington Resources Inc.
 .....................................................
17,200
     2,060  Chevron Corp.
 ............................................................
 .....
121,540
       490  CINergy Corp.
 ............................................................
 .....
15,680
       330  Coastal Corp.
 ............................................................
 .....
13,778
       590  Dresser Industries Inc.
 .......................................................
17,405
        60  Eastern
Enterprises.................................................
 ...........
1,995
     1,410  Edison
International...............................................
 ............
24,851
       790  Enron Corp.
 ............................................................
 .......
32,591
       210  Enserch Corp.
 ............................................................
 .....
4,568

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
ENERGY -- 9.4% (CONTINUED)
     3,910  Exxon Corp.
 ............................................................
 .......   $
339,681
       360  Halliburton Co.
 ............................................................
 ...        19,980
        70  Helmerich & Payne Inc.
 ........................................................
2,564
       160  Kerr McGee Corp.
 ............................................................
 ..         9,740
       400  LSI Logic
(a).........................................................
 .........
10,400
       100  Louisiana Land & Exploration Co.
 ..............................................         5,762
       180  McDermott International Inc.
 ..................................................
3,757
     1,250  Mobil Corp.
 ............................................................
 .......
140,156
       400  Noram Energy Corp.
 ............................................................
4,350
     1,000  Occidental Petroleum Corp.
 ....................................................
24,750
       330  Oryx Energy Co.
(a).........................................................
 ...         5,363
       470  Panhandle Eastern Corp.
 .......................................................
15,451
       140  Pennzoil Co.
 ............................................................
 ......
6,475
       820  Phillips Petroleum Co.
 ........................................................
34,338
       280  Rowan Cos. Inc.
(a).........................................................
 ...         4,130
     1,700  Royal Dutch Petroleum Co.
 .....................................................
261,375
       280  Santa Fe Energy Resources
(a)..................................................
3,325
       770  Schlumberger Ltd.
 ............................................................
 .        64,873
       270  Sonat Inc.
 ............................................................
 ........
12,150
       231  Sun Co.
 ............................................................
 ...........
7,017
       550  Tenneco Inc.
 ............................................................
 ......
28,119
       830  Texaco Inc.
 ............................................................
 .......
69,616
       780  Unocal Corp.
 ............................................................
 ......
26,325
       900  USX-Marathon
Group.......................................................
 ......
18,112
       160  Western Atlas Inc.
 ............................................................
9,320
       328  Williams Co. Inc.
 ............................................................
 .        16,236
------------------------------------------------------------
------------------
---------------------------

1,605,307
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 12.9%
       370  Aetna Life & Casualty
Co.......................................................
26,455
       160  Alexander & Alexander Services Inc.
 ...........................................         3,160
     1,425  Allstate Corp.
 ............................................................
 ....        65,016
     1,530  American Express Co.
 ..........................................................
68,276
       660  American General Corp.
 ........................................................
24,008
     1,520  American International Group Inc.
 .............................................       149,910
     1,434  Banc One Corp.
 ............................................................
 ....        48,756
       360  Bank of Boston Corp.
 ..........................................................
17,820
       620  Bank of New
York........................................................
 .......
31,775
     1,158  BankAmerica Corp.
 ............................................................
 .        87,719
       260  Bankers Trust of New York Corp.
 ...............................................
19,208
       310  Barnett Banks Inc.
 ............................................................
18,910
       180  Beneficial Corp.
 ............................................................
 ..        10,103
       520  Boatmens Bancshares Inc.
 ......................................................
20,865
     1,380  Chase Manhattan Bank
 ..........................................................
97,463
       580  Chubb Corp.
 ............................................................
 .......
28,928
       260  CIGNA Corp.
 ............................................................
 .......
30,648
     1,550
CitiCorp....................................................
 ..................
 .       128,069

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 12.9% (CONTINUED)
       390  Comerica Inc.
 ............................................................
 .....   $
17,404
       700  CoreStates Financial Corp.
 ....................................................
26,950
       534  Dean Witter Discover & Co.
 ....................................................
30,572
       570  Federal Home Loan Mortgage Corp.
 ..............................................        48,735
     3,450  Federal National Mortgage
Association..........................................
115,575
       330  Fifth Third BanCorp.
 ..........................................................
17,820
       450  First Bank
Systems.....................................................
 ........
26,100
     1,015  First Chicago Corp.
 ...........................................................
39,712
       700  First Data Corp.
 ............................................................
 ..        55,738
       914  First Union Corp.
 ............................................................
 .        55,640
       850  Fleet Financial Group Inc.
 ....................................................
36,975
       270  General Re Corp.
 ............................................................
 ..        41,107
       200  Golden Western Financial Corp. of
Delaware.....................................        11,200
       440  Great Western Financial Corp.
 .................................................
10,505
       440  Green Tree
Financial...................................................
 ........
13,750
       390  H.F. Ahmanson & Co.
 ...........................................................
10,530
       340  H & R Block Inc.
 ............................................................
 ..        11,092
       330  Household International Inc.
 ..................................................
25,080
       390  ITT Hartford Group
(a).........................................................
20,768
       240  Jefferson Pilot Corp.
 .........................................................
12,390
       610  J.P. Morgan & Co. Inc.
 ........................................................
51,621
       760
KeyCorp.....................................................
 ..................
 .        29,450
       340  Lincoln National Corp.
 ........................................................
15,725
       510  Lowes Corp.
 ............................................................
 .......
18,424
       240  Marsh & McLennan Cos. Inc.
 ....................................................
23,160
       710  MBNA Corp.
 ............................................................
 ........
20,235
       440  Mellon Bank Corp.
 ............................................................
 .        25,080
       550  Merrill Lynch & Co. Inc.
 ......................................................
35,819
       510  Morgan Stanley
Group.......................................................
 ....        25,054
       710  National City Corp.
 ...........................................................
24,939
       950  NationsBank Corp.
 ............................................................
 .        78,494
     1,160  Norwest Corp.
 ............................................................
 .....
40,455
     1,090  PNC Bank Corp.
 ............................................................
 ....        32,427
       320  Providian Corp.
 ............................................................
 ...        13,720
       185  Republic New York Corp.
 .......................................................
11,516
       410  SAFECO Corp.
 ............................................................
 ......
14,504
       350  Salomon Inc.
 ............................................................
 ......
15,400
       280  St. Paul Cos. Inc.
 ............................................................
14,980
       740  Suntrust Bank Inc.
 ............................................................
27,380
       240  Torchmark Corp.
 ............................................................
 ...        10,500
       230  Transamerica Corp.
 ............................................................
18,630
       250  UNUM Corp.
 ............................................................
 ........
15,563
       380  USF&G Corp.
 ............................................................
 .......
6,223

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 12.9% (CONTINUED)
       120  USLIFE Corp.
 ............................................................
 ......   $
3,945
       490  U.S. BanCorp of
Oregon......................................................
 ...        17,701
       550  Wachovia Corp.
 ............................................................
 ....        24,063
       317  Wells Fargo & Co.
 ............................................................
 .        75,683
------------------------------------------------------------
------------------
---------------------------

2,195,423
------------------------------------------------------------
------------------
---------------------------
HEALTHCARE -- 9.9%
     2,490  Abbott
Laboratories................................................
 ............
108,315
       200  Allergan Inc.
 ............................................................
 .....
7,850
       260  ALAZ Corp.
(a).........................................................
 ........
7,118
     2,000  American Home Products Corp.
 ..................................................
120,250
       840  Amgen Inc.
(a).........................................................
 ........
45,360
       350  Aon Corp.
 ............................................................
 .........
17,763
       180  Bausch & Lomb Inc.
 ............................................................
7,650
       850  Baxter International Inc.
 .....................................................
40,163
       200  Becton, Dickinson & Co.
 .......................................................
16,050
       310  Beverly Enterprises Inc.
(a)...................................................
3,720
       370  Biomet Inc.
(a).........................................................
 .......
5,319
       570  Boston Scientific Corp.
(a)....................................................
25,650
     1,580  Bristol Myers Squibb Co.
 ......................................................
142,200
     1,412  Columbia Healthcare Corp.
 .....................................................
75,365
       130  Community Psychiatric Centers
(a)..............................................
1,235
       170  C.R. Bard Inc.
 ............................................................
 ....         5,780
     1,750  Eli Lilly & Co.
 ............................................................
 ...       113,750
       510  Humana Inc.
(a).........................................................
 .......
9,116
     4,200  Johnson &
Johnson.....................................................
 .........
207,900
       240  Mallinckrodt Group Inc.
 .......................................................
9,330
       190  Manor Care Inc.
 ............................................................
 ...         7,481
       730  Medtronic Inc.
 ............................................................
 ....        40,880
     3,870  Merck & Co. Inc.
 ............................................................
 ..       250,099
       140  Millipore Corp.
 ............................................................
 ...         5,862
       680  Tenet Healthcare Corp.
(a).....................................................
14,535
       353  Pall Corp.
 ............................................................
 ........
8,516
     2,020  Pfizer Inc.
 ............................................................
 .......
144,177
     1,610  Pharmacia & Upjohn
(a).........................................................
71,444
     1,170  Schering-Plough Corp.
 .........................................................
73,418
       250  St. Jude Medical Inc.
(a)......................................................
8,375
       480  U.S. Healthcare Inc.
 ..........................................................
26,400
       580  United
Healthcare..................................................
 ............
29,290
       180  United States Surgical Corp.
 ..................................................
5,580
       840  Warner Lambert Co.
 ............................................................
46,200
------------------------------------------------------------
------------------
---------------------------

1,702,141
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 10.8%
       410  Advanced Micro Devices Inc.
(a)................................................
5,586
       590  ALLTEL Corp.
 ............................................................
 ......
18,142
       370  Amdahl Corp.
(a).........................................................
 ......
3,978
       686  AMP Inc.
 ............................................................
 ..........
27,526

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 10.8% (CONTINUED)
       180  Andrew Corp.
(a).........................................................
 ......   $
9,675
       390  Apple Computer Inc.
 ...........................................................
8,190
       140  Autodesk Inc.
 ............................................................
 .....
4,182
       910  Automatic Data Processing Inc.
 ................................................
35,149
       590  Bay Networks
Inc.........................................................
 ......
15,193
       220  Cabletron Systems Inc.
 ........................................................
15,098
       210  Ceridian Corp.
(a).........................................................
 ....        10,605
     1,800  Cisco Systems Inc.
(a).........................................................
101,925
       840  Compaq Computer Corp.
(a)......................................................
41,370
       762  Computer Association International Inc.
 .......................................        54,293
       175  Computer Sciences Corp.
(a)....................................................
13,081
       120  Data General Corp.
(a).........................................................
1,560
       470  Digital Equipment Corp.
(a)....................................................
21,150
       360  DSC Communications Corp.
(a)...................................................
10,845
       150  EG & G Inc.
 ............................................................
 .......
3,206
       730  EMC Corp.
 ............................................................
 .........
13,596
       400  General
Instrument..................................................
 ...........
11,550
       120  Harris Corp.
 ............................................................
 ......
7,320
     1,610  Hewlett Packard Co.
 ...........................................................
160,396
       400  Honeywell Inc.
 ............................................................
 ....        21,800
     2,600  Intel Corp.
 ............................................................
 .......
190,938
       140  Intergraph Corp.
(a).........................................................
 ..         1,698
     1,710  International Business Machines Corp.
 .........................................       169,290
       380  ITT Corp.
(a).........................................................
 .........
25,175
       540  Loral Corp.
 ............................................................
 .......
7,358
       650  Micron Technology Inc.
 ........................................................
16,819
     1,880  Microsoft Corp.
(a).........................................................
 ...       225,835
     1,320  Minnesota Mining & Manufacturing Co.
 ..........................................        91,080
     1,860  Motorola Inc.
 ............................................................
 .....
116,948
       430  National Semiconductor Corp.
(a)...............................................
6,665
       810  Northern Telecom Ltd.
 .........................................................
44,044
     1,160  Novell Inc.
(a).........................................................
 .......
16,095
     2,085  Oracle Systems Corp.
 ..........................................................
82,227
       130  Perkin-Elmer Corp.
 ............................................................
6,273
       470  Pitney Bowes Inc.
 ............................................................
 .        22,443
       240  Scientific Atlanta Inc.
 .......................................................
3,720
        70  Shared Medical Systems Corp.
 ..................................................
4,498
       510  Silicon Graphics Inc.
(a)......................................................
12,240
       590  Sun Microsystems Inc.
(a)......................................................
34,737
       370  Tandem Computers Inc.
(a)......................................................
4,579
       100  Tektronix Inc.
 ............................................................
 ....         4,475
       270  Tellabs Inc.
 ............................................................
 ......
18,056
       530  Threecom Corp.
 ............................................................
 ....        24,248

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 10.8% (CONTINUED)
       590  Texas Instruments Inc.
 ........................................................   $
29,426
       680  Unicom Corp.
 ............................................................
 ......
18,955
       540  Unisys Corp.
(a).........................................................
 ......
3,848
     1,020  Xerox Corp.
 ............................................................
 .......
54,570
------------------------------------------------------------
------------------
---------------------------

1,851,656
------------------------------------------------------------
------------------
---------------------------
TRANSPORTATION -- 1.5%
       280  AMR Corp.
(a).........................................................
 .........
25,480
       490  Burlington Northern Inc.
 ......................................................
39,629
       120  Caliber Systems Inc.
 ..........................................................
4,080
       260  Conrail Inc.
 ............................................................
 ......
17,258
       140  Consolidated Freightways Inc.
 .................................................
2,957
       680  CSX Corp.
 ............................................................
 .........
32,810
       200  Delta Air Lines Inc.
 ..........................................................
16,600
       170  Federal Express Corp.
(a)......................................................
13,940
       400  Norfolk Southern Corp.
 ........................................................
33,900
       250  Ryder Systems Inc.
 ............................................................
7,031
       450  Southwest Airlines Co.
 ........................................................
13,106
       660  Union Pacific Corp.
 ...........................................................
46,117
       200  U.S. Air Group Inc.
(a)........................................................
3,600
        80  Yellow Corp.
(a).........................................................
 ......
1,060
------------------------------------------------------------
------------------
---------------------------

257,568
------------------------------------------------------------
------------------
---------------------------
UTILITIES -- 10.3%
     1,570  Airtouch Communications
(a)....................................................
44,352
       590  American Electric Power Inc.
 ..................................................
25,148
     5,070  AT&T Corp.
 ............................................................
 ........
314,340
     1,760  Ameritech Corp.
 ............................................................
 ...       104,500
       470  Baltimore Gas & Electric Co.
 ..................................................
13,336
     1,390  Bell Atlantic Corp.
 ...........................................................
88,613
     3,150  BellSouth Corp.
 ............................................................
 ...       133,481
       480  Carolina Power & Light Co.
 ....................................................
18,240
       660  Central & South West Corp.
 ....................................................
19,140
       170  Columbia Gas Systems Inc.
(a)..................................................
8,861
       740  Consolidated Edison Co. New York Inc.
 .........................................        21,645
       290  Consolidated Natural Gas Co.
 ..................................................
15,152
       450  DTE Energy Co.
 ............................................................
 ....        13,894
       550  Dominion Resources Inc. of
Virginia............................................
22,000
       640  Duke Power Co.
 ............................................................
 ....        32,800
       720  Entergy Corp.
 ............................................................
 .....
20,430
       580  FPL Group Inc.
 ............................................................
 ....        26,680
       370  General Public Utilities Corp.
 ................................................
13,043
     3,080  GTE Corp.
 ............................................................
 .........
137,830
       830  Houston Industries Inc.
 .......................................................
20,439
     2,190  MCI Communications Corp.
 ......................................................
56,119
       450  Niagara Mohawk Power Corp.
 ....................................................
3,488
       150  Nicor Inc.
 ............................................................
 ........
4,256
       210  Northern States Power Co. of
Minnesota.........................................
10,369

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             EQUITY INDEX PORTFOLIO

  SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
UTILITIES -- 10.3% (CONTINUED)
     1,380  NYNEX Corp.
 ............................................................
 .......   $
65,550
       480  Ohio Edison Co.
 ............................................................
 ...        10,500
        80  Oneok Inc.
 ............................................................
 ........
2,000
       920  Pacific Corp.
 ............................................................
 .....
20,470
       260  Pacific
Enterprises.................................................
 ...........
7,702
     1,330  Pacific Gas & Electric Co.
 ....................................................
30,922
     1,360  Pacific Telesis
Group.......................................................
 ...        45,900
       700  PECO Energy Co.
 ............................................................
 ...        18,200
       500  Pennsylvania Power & Lighting Co.
 .............................................        11,812
       110  Peoples Energy Corp.
 ..........................................................
3,685
       770  Public Service Enterprise
Group................................................
21,079
     1,940  SBC Communications Inc.
 .......................................................
95,545
     2,120  Southern Co.
 ............................................................
 ......
52,205
     1,400  Sprint Corp.
 ............................................................
 ......
58,800
       710  Texas Utilities Co.
 ...........................................................
30,352
     1,500  U.S. West Communications Inc.
 .................................................
47,812
     1,500  U.S. Media
Group.......................................................
 ........
27,375
       320  Union Electric Co.
 ............................................................
12,880
       600  Worldcom Inc.
 ............................................................
 .....
33,225
------------------------------------------------------------
------------------
---------------------------

1,764,170
------------------------------------------------------------
------------------
---------------------------
            TOTAL COMMON STOCKS (Cost --
$11,220,312)......................................
15,953,737
------------------------------------------------------------
------------------
---------------------------
PREFERRED STOCK -- 0.0%
        80  Alberto Culver Co., Class B Shares (Cost --
$2,072)............................         3,710
------------------------------------------------------------
------------------
---------------------------
   FACE
  AMOUNT                                       SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
SHORT-TERM INVESTMENTS -- 6.6%
$1,023,000  Repurchase Agreement -- Chase Manhattan Bank,
5.325% due 7/1/96;
Proceeds at
            maturity -- $1,023,454; (Fully collateralized by
U.S. Treasury
Notes, 6.125%,
            due 5/31/97; Market value --
$1,043,878).......................................
1,023,000
   100,000  U.S. Treasury Bill, 5.20% due 9/12/96
(b)......................................        98,935
------------------------------------------------------------
------------------
---------------------------
            TOTAL SHORT-TERM INVESTMENTS (Cost --
$1,121,998)..............................     1,121,935
------------------------------------------------------------
------------------
---------------------------
            TOTAL INVESTMENTS -- 100% (Cost --
$12,344,382*)...............................   $17,079,382
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
(b) Security segregated by Custodian for futures contract commitments.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
COMMON STOCKS -- 86.9%
COMMERCIAL SERVICES -- 4.3%
    11,000     Reuters Holdings PLC
ADR....................................................   $
797,500
    10,000     W.W. Grainger, Inc.
 ........................................................
775,000
------------------------------------------------------------
------------------
---------------------------

1,572,500
------------------------------------------------------------
------------------
---------------------------
CONSUMER DURABLES -- 2.9%
    14,000     Genuine Parts Co.
 ..........................................................
640,500
    16,000     Leggett & Platt, Inc.
 ......................................................
444,000
------------------------------------------------------------
------------------
---------------------------

1,084,500
------------------------------------------------------------
------------------
---------------------------
CONSUMER NON-DURABLES -- 8.2%
    23,000     Coca-Cola Corp.
 ............................................................
1,124,125
    12,000     International Flavors & Fragrances, Inc.
 ...................................       571,500
     8,000     Kimberly Clark Corp.
 .......................................................
618,000
     8,000     Procter & Gamble Co.
 .......................................................
725,000
------------------------------------------------------------
------------------
---------------------------

3,038,625
------------------------------------------------------------
------------------
---------------------------
CONSUMER SERVICES -- 3.4%
    15,000     McDonald's Corp.
 ...........................................................
701,250
    18,000     TCA Cable TV, Inc.
 .........................................................
544,500
------------------------------------------------------------
------------------
---------------------------

1,245,750
------------------------------------------------------------
------------------
---------------------------
ELECTRONIC TECHNOLOGY -- 10.4%
    14,000     AMP, Inc.
 ............................................................
 ......
561,750
     5,000     Harris Corp.
 ............................................................
 ...       305,000
    14,000     Hewlett Packard Co.
 ........................................................
1,394,750
    14,000     Motorola, Inc.
 ............................................................
 .       880,250
    14,000     Raytheon Co.
 ............................................................
 ...       722,750
------------------------------------------------------------
------------------
---------------------------

3,864,500
------------------------------------------------------------
------------------
---------------------------
ENERGY -- 5.0%
     5,000     Exxon Corp.
 ............................................................
 ....       434,375
     7,000     Mobil Corp.
 ............................................................
 ....       784,875
    15,000     Phillips Petroleum Co.
 .....................................................
628,125
------------------------------------------------------------
------------------
---------------------------

1,847,375
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 10.0%
    10,000     Beneficial Corp.
 ...........................................................
561,250
    13,000     Greenpoint Financial Corp.
 .................................................
367,250
     8,000     J.P. Morgan & Co., Inc.
 ....................................................
677,000
    17,000
KeyCorp.....................................................
 ................
658,750
    10,000     Mercury General Corp.
 ......................................................
437,500
    12,000     NationsBank Corp.
 ..........................................................
991,500
------------------------------------------------------------
------------------
---------------------------

3,693,250
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
HEALTHCARE -- 7.4%
    15,000     Eli Lilly & Co.
 ............................................................
$   975,000
    20,000     Johnson &
Johnson.....................................................
 ......
990,000
    12,000     Merck & Co., Inc.
 ..........................................................
775,500
------------------------------------------------------------
------------------
---------------------------

2,740,500
------------------------------------------------------------
------------------
---------------------------
INDUSTRIAL SERVICES -- 1.8%
    10,000     Fluor Corp.
 ............................................................
 ....       653,750
------------------------------------------------------------
------------------
---------------------------
MINERALS -- 1.4%
    25,000     Worthington Industries Inc.
 ................................................
521,875
------------------------------------------------------------
------------------
---------------------------
PROCESS INDUSTRIES -- 8.0%
    11,250     A. Schulman, Inc.
 ..........................................................
275,625
    17,000     Bemis, Inc.
 ............................................................
 ....       595,000
    18,000     M.A. Hanna Co.
 ............................................................
 .       375,750
    35,000     Monsanto Co.
 ............................................................
 ...     1,137,500
    12,000     Temple-Inland, Inc.
 ........................................................
561,000
------------------------------------------------------------
------------------
---------------------------

2,944,875
------------------------------------------------------------
------------------
---------------------------
PRODUCER MANUFACTURER -- 7.7%
    15,000     Belden, Inc.
 ............................................................
 ...       450,000
    15,000     General Electric Co.
 .......................................................
1,297,500
     6,000     Hubbell, Inc., Class B
Shares...............................................
397,500
    10,000     Minnesota Mining & Manufacturing Co.
 .......................................       690,000
------------------------------------------------------------
------------------
---------------------------

2,835,000
------------------------------------------------------------
------------------
---------------------------
RETAIL -- 3.1%
    20,000     Circuit City Stores, Inc.
 ..................................................
722,500
     9,000     May Department Stores Co.
 ..................................................
393,750
     1,440     Payless Shoesource, Inc.
(a)................................................
45,720
------------------------------------------------------------
------------------
---------------------------

1,161,970
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 3.5%
    18,000     Automatic Data Processing, Inc.
 ............................................       695,250
    11,262     Electronic Data Systems
(a).................................................
605,333
------------------------------------------------------------
------------------
---------------------------

1,300,583
------------------------------------------------------------
------------------
---------------------------
TRANSPORTATION -- 5.2%
     8,000     Conrail, Inc.
 ............................................................
 ..       531,000
    14,000     CSX Corp.
 ............................................................
 ......
675,500
    10,000     Union Pacific Corp.
 ........................................................
698,750
------------------------------------------------------------
------------------
---------------------------

1,905,250
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                          GROWTH AND INCOME PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
UTILITIES -- 4.6%
    12,000     Ameritech Corp.
 ............................................................
$   712,500
    17,000     GTE Corp.
 ............................................................
 ......
760,750
     5,000     Northern States Power Co.
 ..................................................
246,875
------------------------------------------------------------
------------------
---------------------------

1,720,125
------------------------------------------------------------
------------------
---------------------------
               TOTAL COMMON STOCKS (Cost --
$22,217,651)...................................
32,130,428
------------------------------------------------------------
------------------
---------------------------
FOREIGN COMMON STOCK -- 2.1%
AUSTRALIA -- 2.1%
    56,568     Broken Hill Properties (Cost --
$696,013)...................................       782,296
------------------------------------------------------------
------------------
---------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.4%
ENERGY -- 1.4%
     9,000     Unocal Corp., Convertible 7.000% (b) (Cost --
$485,250).....................       509,625
------------------------------------------------------------
------------------
---------------------------
   FACE
  AMOUNT                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CORPORATE DEBENTURES -- 5.4%
FINANCIAL SERVICES -- 4.0%
$  500,000     Dean Witter, Discover & Co., 6.875% due
3/1/03..............................       493,750
 1,000,000     General Motors Acceptance Corp., 7.000% due
9/15/02.........................       995,000
------------------------------------------------------------
------------------
---------------------------

1,488,750
------------------------------------------------------------
------------------
---------------------------
RETAIL -- 1.4%
   500,000     Limited Inc., 7.800% due
5/15/02............................................
498,125
------------------------------------------------------------
------------------
---------------------------
               TOTAL CORPORATE DEBENTURES (Cost --
$2,056,336).............................     1,986,875
------------------------------------------------------------
------------------
---------------------------
CONVERTIBLE NOTE -- 2.6%
MANUFACTURING -- 2.6%
   350,000     Thermo Electron Corp., 4.625% due 8/1/97
(Cost --
$483,824).................       972,125
------------------------------------------------------------
------------------
---------------------------
REPURCHASE AGREEMENT -- 1.6%
   600,000     Chase Manhattan Bank, 5.330% due 7/1/96;
Proceeds at maturity -
- $600,266;
               (Fully collateralized by U.S. Treasury Notes,
6.125% due
5/31/97;
               Market value -- $612,245) (Cost --
$600,000)................................       600,000
------------------------------------------------------------
------------------
---------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
$26,539,074*)............................   $36,981,349
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
(b) Security exempt from registration under rule 144A of Securities Act of
1933.
    This security may be resold in transactions exempt from registrations, normally to qualified and institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             APPRECIATION PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
COMMON STOCKS -- 87.2%
BASIC INDUSTRIES -- 4.8%
      7,000    Aluminum Co. of
America.....................................................
$   401,625
     19,500    E.I. du Pont De Nemours & Co.
 ..............................................     1,542,938
     15,000    Hercules, Inc.
 ............................................................
 .       828,750
     12,500    Olin Corp.
 ............................................................
 .....
1,115,625
      9,100    St. Joe Paper Co.
 ..........................................................
586,950
      8,000    Santa Fe Pacific Gold Co.
 ..................................................
113,000
     13,000    Wellman, Inc.
 ............................................................
 ..       303,875
------------------------------------------------------------
------------------
---------------------------

4,892,763
------------------------------------------------------------
------------------
---------------------------
CAPITAL GOODS -- 9.0%
     21,000    Allied Signal, Inc.
 ........................................................
1,199,625
     35,000    AMP, Inc.
 ............................................................
 ......
1,404,375
     10,000    Boeing Co.
 ............................................................
 .....
871,250
     10,000    Browning-Ferris Industries, Inc.
 ...........................................       290,000
      7,000    Emerson Electric Co.
 .......................................................
632,625
     17,000    General Electric Co.
 .......................................................
1,470,500
     20,000    Honeywell, Inc.
 ............................................................
1,090,000
      8,000    Kennametal, Inc.
 ...........................................................
272,000
     18,000    Tyco International Ltd.
 ....................................................
733,500
     36,000    WMX Technologies, Inc.
 .....................................................
1,179,000
------------------------------------------------------------
------------------
---------------------------

9,142,875
------------------------------------------------------------
------------------
---------------------------
CONSUMER DURABLES -- 4.3%
     12,000    Chrysler Corp.
 ............................................................
 .       744,000
     19,000    Echlin, Inc.
 ............................................................
 ...       719,625
     16,000    General Motors Corp.
 .......................................................
838,000
     11,000    Goodyear Tire & Rubber Co.
 .................................................
530,750
     25,500    Newell Co.
 ............................................................
 .....
780,938
     24,000    Stanley
Works.......................................................
 ........
714,000
------------------------------------------------------------
------------------
---------------------------

4,327,313
------------------------------------------------------------
------------------
---------------------------
CONSUMER NON-DURABLES -- 8.0%
      2,600    Anheuser-Busch Cos., Inc.
 ..................................................
195,000
      9,500    CPC International, Inc.
 ....................................................
684,000
     20,000    Coca-Cola Co.
 ............................................................
 ..       977,500
     25,500    Comcast Corp., Class A
Shares...............................................
471,750
     15,000    Gillette Co.
 ............................................................
 ...       935,625
      6,000    International Flavors & Fragrances, Inc.
 ...................................       285,750
     17,000    J.C. Penny Co.
 ............................................................
 .       892,500
     10,000    Mattel, Inc.
 ............................................................
 ...       286,250
     12,000    Nabisco Holdings Corp.
 .....................................................
424,500
     17,000    Proctor & Gamble Co.
 .......................................................
1,540,625
      7,000    Unilever NV, New York
Shares................................................
1,015,875
      7,000    W.M. Wrigley Jr. Co.
 .......................................................
353,500
------------------------------------------------------------
------------------
---------------------------

8,062,875
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             APPRECIATION PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
CONSUMER SERVICES -- 8.7%
     16,000    Gannett Co.
 ............................................................
 ....   $ 1,132,000
     27,000    McDonald's Corp.
 ...........................................................
1,262,250
     11,000    Meredith Corp.
 ............................................................
 .       459,250
     30,000    New York Times Co., Class A
Shares..........................................
978,750
     17,500    R.R. Donnelley & Sons Co.
 ..................................................
610,313
     30,000    Savoy Pictures Entertainment, Inc.
(a)......................................       161,250
     12,000    Scandinavian Broadcasting System
(a)........................................       294,000
      6,000    Scholastic Corp.
 ...........................................................
372,000
     15,000    Time Warner, Inc.
 ..........................................................
588,750
      8,500    Tribune Co.
 ............................................................
 ....       617,313
     50,000    Wal-Mart Stores, Inc.
 ......................................................
1,268,750
     16,000    Walt Disney Production Co.
 .................................................
1,006,000
------------------------------------------------------------
------------------
---------------------------

8,750,626
------------------------------------------------------------
------------------
---------------------------
DIVERSIFIED CONGLOMERATE -- 5.7%
     48,000    Eastman Kodak Co.
 ..........................................................
3,732,000
     30,200    Minnesota Mining & Manufacturing Co.
 .......................................     2,083,800
------------------------------------------------------------
------------------
---------------------------

5,815,800
------------------------------------------------------------
------------------
---------------------------
ENERGY -- 9.4%
     27,800    Amoco Corp.
 ............................................................
 ....     2,012,025
      5,000    Amerada Hess Corp.
 .........................................................
268,125
      5,000    Atlantic Richfield Co.
 .....................................................
592,500
     14,000    Chevron Corp.
 ............................................................
 ..       826,000
     10,000    Enron Corp.
 ............................................................
 ....       408,750
     14,000    Horsham Corp.
 ............................................................
 ..       194,250
     20,500    Mobil Corp.
 ............................................................
 ....     2,298,563
      7,000    Royal Dutch Petroleum
ADR...................................................
1,076,250
     23,500    Tenneco, Inc.
 ............................................................
 ..     1,201,438
     20,000    Unocal Corp.
 ............................................................
 ...       675,000
------------------------------------------------------------
------------------
---------------------------

9,552,901
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 12.5%
     45,000    Allstate Corp.
 ............................................................
 .     2,053,125
     32,000    American Express Co.
 .......................................................
1,428,000
     10,000    American International Group, Inc.
 .........................................       986,250
     25,520    Chase Manhattan Bank
 .......................................................
1,802,350
     21,000    Chubb Corp.
 ............................................................
 ....     1,047,375
     24,000    Federal National Mortgage
Association.......................................
804,000
      5,000    First of America Bank Corp.
 ................................................
223,750
     10,000    First Virginia Banks, Inc.
 .................................................
400,000
     15,000    Great Western Financial Corp.
 ..............................................       358,125
     20,000    Household International, Inc.
 ..............................................     1,520,000
     24,000    Leucadia National Corp.
 ....................................................
588,000
      6,000    Union Planters Corp.
 .......................................................
182,250
      5,000    Wells Fargo & Co.
 ..........................................................
1,194,375
------------------------------------------------------------
------------------
---------------------------

12,587,600
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             APPRECIATION PORTFOLIO

  SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
HEALTHCARE -- 8.6%
     26,000    Abbott
Laboratories................................................
 .........   $
1,131,000
     22,000    American Home
Products....................................................
 ..     1,322,750
      6,000    Amgen Inc.
(a).........................................................
 .....
324,000
     16,000    Bristol Myers Squibb Co.
 ...................................................
1,440,000
      4,000    Eli Lilly & Co.
 ............................................................
260,000
     32,000    Johnson &
Johnson.....................................................
 ......
1,584,000
     29,000    Merck & Co., Inc.
 ..........................................................
1,874,125
     14,000    Warner Lambert Co.
 .........................................................
770,000
------------------------------------------------------------
------------------
---------------------------

8,705,875
------------------------------------------------------------
------------------
---------------------------
TECHNOLOGY -- 8.4%
     10,000    Hewlett-Packard Co.
 ........................................................
996,250
     15,000    Intel Corp.
 ............................................................
 ....     1,101,563
     13,500    International Business Machines Corp.
 ......................................     1,336,500
     12,000    Lockheed Martin Corp.
 ......................................................
1,008,000
      3,000    Microsoft Corp.
(a).........................................................
360,375
      8,000    Seagate Technology, Inc.
(a)................................................
360,000
      9,000    Silicon Graphics, Inc.
(a)..................................................
216,000
     24,000    Teradyne, Inc.
(a).........................................................
 .       414,000
     50,000    Xerox Corp.
 ............................................................
 ....     2,675,000
------------------------------------------------------------
------------------
---------------------------

8,467,688
------------------------------------------------------------
------------------
---------------------------
TELECOMMUNICATION -- 6.0%
     41,000    AT&T Corp.
 ............................................................
 .....
2,542,000
     10,000    California Microwave, Inc.
(a)..............................................
152,500
     21,000    Corning, Inc.
 ............................................................
 ..       805,875
      6,500    GTE Corp.
 ............................................................
 ......
290,875
     20,000    NYNEX Corp.
 ............................................................
 ....       950,000
     38,000    Tele-Communications, Inc., Class A Shares
(a)...............................       688,750
     15,000    Viacom, Inc., Class B Shares
(a)............................................
583,121
------------------------------------------------------------
------------------
---------------------------

6,013,121
------------------------------------------------------------
------------------
---------------------------
TRANSPORTATION -- 1.8%
     13,300    AMR Corp.
(a).........................................................
 ......
1,210,300
     22,000    Union Pacific Corp.
 ........................................................
588,500
------------------------------------------------------------
------------------
---------------------------

1,798,800
------------------------------------------------------------
------------------
---------------------------
               TOTAL COMMON STOCKS (Cost --
$69,150,450)...................................
88,118,237
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             APPRECIATION PORTFOLIO

   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
REPURCHASE AGREEMENT -- 12.8%
$12,935,000    Citibank, 5.396% due 7/1/96; Proceeds at
maturity --
$12,940,816;
               (Fully collateralized by U.S. Treasury Note,
6.375% due
5/15/99;
               Market value -- $13,195,072) (Cost --
$12,935,000).........................   $ 12,935,000
------------------------------------------------------------
------------------
---------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
$82,085,450*)...........................   $101,053,237
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
COMMON STOCKS -- 95.4%
BASIC INDUSTRIES/RAW MATERIALS -- 2.6%
   2,000  B.F. Goodrich, Inc.
 ............................................................
$    74,750
   1,000  LSI Industries, Inc.
 ...........................................................
17,250
   2,000  Millipore Corp.
 ............................................................
 ....        83,750
   1,000  Mueller Industries, Inc.
(a)....................................................
41,500
   1,500  Pentair, Inc.
 ............................................................
 ......
45,000
   1,000  Potash Saskatchewan Corp., Inc.
 ................................................
66,250
   1,000  Raychem Corp.
 ............................................................
 ......
71,875
   1,000  UCAR International, Inc.
(a)....................................................
41,625
   2,000  U.S. Filter Corp.
(a).........................................................
 ..        69,500
------------------------------------------------------------
------------------
--------------------------

511,500
------------------------------------------------------------
------------------
--------------------------
CAPITAL GOODS/PRODUCTION -- 2.7%
   2,000  Danaher Corp.
 ............................................................
 ......
87,000
   1,500  Greenfield Industries, Inc.
 ....................................................
49,500
   1,500  Precision Castparts Corp.
 ......................................................
64,500
   2,000  Sanifill, Inc.
(a).........................................................
 .....
98,500
   1,000  Sealed Air Corp.
(a).........................................................
 ...        33,625
   2,000  Thermedics, Inc.
(a).........................................................
 ...        50,000
     500  Thermo Instrument Systems, Inc.
(a).............................................
16,125
   4,000  United Waste Systems, Inc.
(a)..................................................
129,000
------------------------------------------------------------
------------------
--------------------------

528,250
------------------------------------------------------------
------------------
--------------------------
CHEMICALS -- 0.4%
   2,000  Praxair, Inc.
 ............................................................
 ......
84,500
------------------------------------------------------------
------------------
--------------------------
COMMERCIAL SERVICES -- 4.4%
   5,500  Accustaff, Inc.
(a).........................................................
 ....       149,875
   1,500  Corestaff, Inc.
(a).........................................................
 ....        67,125
   4,000  Corrections Corp. of America
(a)................................................
280,000
   4,000  Gartner Group, Inc.
(a).........................................................
146,500
   1,500  Ha-Lo Industries, Inc.
(a)......................................................
39,000
   1,500  National Data Corp.
 ............................................................
51,375
   2,000  Nu-Kote Holding, Inc.
(a).......................................................
33,250
   2,000  Reynolds & Reynolds Co., Class A
Shares.........................................
106,500
------------------------------------------------------------
------------------
--------------------------

873,625
------------------------------------------------------------
------------------
--------------------------
CONSTRUCTION -- 1.1%
   1,500  Beazer Homes USA, Inc.
(a)......................................................
24,000
   2,000  Foster Wheeler Corp.
 ...........................................................
89,750
   3,000  Granite Construction, Inc.
 .....................................................
69,000
   1,000  Lennar Corp.
 ............................................................
 .......
25,000
   1,000  Oakwood Homes Corp.
 ............................................................
20,625
------------------------------------------------------------
------------------
--------------------------

228,375
------------------------------------------------------------
------------------
--------------------------
CONSUMER DISTRIBUTION -- 7.9%
   4,000  Bed, Bath & Beyond, Inc.
(a)....................................................
107,000
   3,000  Boise Cascade Office Products Corp.
(a).........................................       103,875
   1,250  Chronimed, Inc.
(a).........................................................
 ....        22,969

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
CONSUMER DISTRIBUTION -- 7.9% (CONTINUED)
   1,000  CompUSA, Inc.
(a).........................................................
 ......   $
34,125
   2,500  Consolidated Stores Corp.
(a)...................................................
91,875
   2,800  Corporate Express, Inc.
(a).....................................................
112,000
   3,000  Eckerd Corp.
(a).........................................................
 .......
67,875
   1,000  Garden Ridge Corp.
(a).........................................................
 .        50,500
   1,500  Gap, Inc.
 ............................................................
 ..........
48,188
   1,500  Just for Feet, Inc.
(a).........................................................
79,313
   2,500  Kroger Co.
(a).........................................................
 .........
98,750
   2,000  Petco Animal Supplies, Inc.
(a).................................................
57,500
   2,000  Richfood Holdings, Inc.
 ........................................................
65,000
   2,000  Ross Stores, Inc.
 ............................................................
 ..        69,500
   4,000  Safeway, Inc. (New)
(a).........................................................
132,000
   4,000  Staples, Inc.
(a).........................................................
 ......
78,000
   2,000  Sunglass Hut International, Inc.
(a)............................................
48,750
   1,000  Tiffany & Co., Inc.
 ............................................................
73,000
   1,000  TJX Cos., Inc.
 ............................................................
 .....
33,750
   1,500  U.S. Office Products Co.
(a)....................................................
63,000
   1,250  Vons Cos., Inc.
(a).........................................................
 ....        46,718
   2,000  Viking Office Products Inc.
(a).................................................
62,750
   2,000  Zale Corp.
(a).........................................................
 .........
33,750
------------------------------------------------------------
------------------
--------------------------

1,580,188
------------------------------------------------------------
------------------
--------------------------
CONSUMER DURABLES -- 0.8%
   4,000  Nautica Enterprises, Inc.
(a)...................................................
115,000
   1,000  Snap-On, Inc.
 ............................................................
 ......
47,375
------------------------------------------------------------
------------------
--------------------------

162,375
------------------------------------------------------------
------------------
--------------------------
CONSUMER NON-DURABLES -- 5.6%
   1,500  Borders Group, Inc.
(a).........................................................
48,375
   1,000  Coca-Cola Enterprises, Inc.
 ....................................................
34,625
   1,500  FILA Holding S.p.A.
ADR.........................................................
129,375
   3,000  First Brands Corp.
 ............................................................
 .        81,000
   1,500  Gadzooks, Inc.
(a).........................................................
 .....
48,375
   2,000  Liz Claiborne, Inc.
 ............................................................
69,250
   2,000  Nike, Inc., Class B
Shares......................................................
205,500
   1,000  Oakley, Inc.
(a).........................................................
 .......
45,500
   1,900  Quiksilver, Inc.
(a).........................................................
 ...        57,000
     800  Rexall Sundown, Inc.
(a)........................................................
21,600
   2,000  St. John Knits, Inc.
 ...........................................................
89,250
   2,750  Tommy Hilfiger Corp.
(a)........................................................
147,469
   1,750  USA Detergents, Inc.
(a)........................................................
69,781
   2,000  Wolverine World Wide, Inc.
 .....................................................
65,000
------------------------------------------------------------
------------------
--------------------------

1,112,100
------------------------------------------------------------
------------------
--------------------------
CONSUMER SERVICES -- 4.7%
   2,000  Apac Teleservices, Inc.
(a).....................................................
72,000
   2,000  Apollo Group, Inc., Class A Shares
(a)..........................................        56,000
   1,500  Career Horizons, Inc.
(a).......................................................
52,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
CONSUMER SERVICES -- 4.7% (CONTINUED)
   1,500  Doubletree Corp.
(a).........................................................
 ...   $    53,250
   3,000  Hospitality Franchise Systems, Inc.
(a).........................................       210,000
   2,000  Meredith Corp.
 ............................................................
 .....
83,500
   2,500  Mirage Resorts, Inc.
(a)........................................................
135,000
   1,500  Promus Hotel Corp.
(a).........................................................
 .        44,438
   3,000  Regal Cinemas, Inc.
(a).........................................................
137,250
   2,000  Sitel Corp.
(a).........................................................
 ........
84,000
------------------------------------------------------------
------------------
--------------------------

927,938
------------------------------------------------------------
------------------
--------------------------
ELECTRONICS -- 1.3%
     500  Cable Design Technologies, Inc.
(a).............................................
16,375
   1,500  Checkpoint Systems, Inc.
(a)....................................................
51,562
   1,000  Harman International Industries, Inc.
 ..........................................        49,250
   3,000  Kent Electronics Corp.
(a)......................................................
93,750
     500  MEMC Electronic Materials, Inc.
 ................................................
19,375
     750  SCI Systems, Inc.
(a).........................................................
 ..        30,469
------------------------------------------------------------
------------------
--------------------------

260,781
------------------------------------------------------------
------------------
--------------------------
ENERGY -- 6.9%
   1,000  Baker Hughes, Inc.
 ............................................................
 .        32,875
   3,431  BJ Services Co.
(a).........................................................
 ....       100,826
   1,500  Camco International Corp.
 ......................................................
50,813
   2,000  Chesapeake Energy Corp.
(a).....................................................
179,750
   1,000  Diamond Offshore Drilling, Inc.
(a).............................................
57,250
     750  Ensco International, Inc.
(a)...................................................
24,375
   5,000  Global Marine, Inc.
(a).........................................................
69,375
   4,000  Input/Output, Inc.
(a).........................................................
 .       129,500
   2,000  Marine Drilling Co., Inc.
(a)...................................................
20,250
   3,000  Pogo Producing Co.
 ............................................................
 .       114,375
   5,000  Pride Petroleum Services, Inc.
(a)..............................................
71,250
   1,000  Primark Corp.
 ............................................................
 ......
32,625
   2,000  Reading & Bates Corp.
New.......................................................
44,250
   4,500  Rowan Cos., Inc.
 ............................................................
 ...        66,375
   3,000  Smith International, Inc.
(a)...................................................
90,375
   3,000  Sonat Offshore Drilling, Inc.
 ..................................................
151,500
   2,500  Tidewater, Inc.
 ............................................................
 ....       109,687
     500  Williams Cos., Inc.
 ............................................................
24,750
------------------------------------------------------------
------------------
--------------------------

1,370,201
------------------------------------------------------------
------------------
--------------------------
FINANCIAL SERVICES -- 6.0%
   2,000  Aames Financial Corp.
 ..........................................................
71,750
   2,000  Bank of Boston Corp.
 ...........................................................
99,000
   1,500  Cullen Frost Bankers, Inc.
 .....................................................
41,625
   2,250  Finova Group, Inc.
 ............................................................
 .       109,687
   1,000  First Bank System, Inc.
 ........................................................
58,000
   1,500  Firstar Corp.
 ............................................................
 ......
69,187
   2,000  Green Tree Financial Corp.
 .....................................................
62,500
   1,500  Imperial Credit Industries, Inc.
(a)............................................
45,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
FINANCIAL SERVICES -- 6.0% (CONTINUED)
   2,500  Money Store, Inc.
 ............................................................
 ..   $    55,313
   1,500  North Fork Bankcorp.
 ...........................................................
39,188
   1,000  Oxford Resources Corp., Class A Shares
(a)......................................        23,250
   2,400  Penncorp Financial Group, Inc.
 .................................................
76,200
   1,250  People's Heritage Financial Group, Inc.
 ........................................        25,469
   1,000  Star Banc Corp.
(a).........................................................
 ....        67,375
   1,500  Student Loan Marketing Association, Inc.
 .......................................       111,000
   1,500  SunAmerica, Inc.
 ............................................................
 ...        84,750
   2,000  TCF Financial Corp.
 ............................................................
66,500
   3,000  Washington Mutual, Inc.
 ........................................................
89,625
------------------------------------------------------------
------------------
--------------------------

1,195,794
------------------------------------------------------------
------------------
--------------------------
HEALTHCARE -- 16.9%
     750  ABR Information Services, Inc.
 .................................................
37,687
   1,500  Access Health, Inc.
 ............................................................
70,875
   1,000  Advanced Technology Labs, Inc.
 .................................................
36,500
   1,000  Biochem Pharmaceuticals, Inc.
(a)...............................................
37,500
     400  Clintrials Research, Inc.
(a)...................................................
16,600
     350  CN Lunar Corp.
(a).........................................................
 .....
12,075
   1,000  Coherent, Inc.
(a).........................................................
 .....
52,000
   1,000  Compdent Corp.
(a).........................................................
 .....
46,500
     750  Curative Technologies, Inc.
(a).................................................
19,687
   2,100  Cycare Systems, Inc.
(a)........................................................
109,463
   2,500  Dura Pharmaceuticals, Inc.
(a)..................................................
140,000
     750  Elan PLC
ADR.........................................................
 ...........
42,843
     750  Genesis Health Ventures, Inc.
(a)...............................................
23,531
   1,000  Genetics Institute, Inc.
(a)....................................................
63,500
   3,500  Guidant Corp.
 ............................................................
 ......
172,375
   1,000  Gulf South Medical Supply, Inc.
(a).............................................
39,000
   8,000  HBO & Co.
 ............................................................
 ..........
542,000
   1,000  Healthcare COMPARE Corp.
(a)....................................................
48,750
   4,500  Health Management Associates, Inc., Class A Shares
(a)..........................        91,125
   2,750  Health Management Systems, Inc.
(a).............................................
87,313
   4,000  Healthsouth Corp.
(a).........................................................
 ..       144,000
   1,500  Hologic, Inc.
(a).........................................................
 ......
66,375
   2,000  HPR, Inc.
(a).........................................................
 ..........
42,500
   1,500  Invacare Corp.
 ............................................................
 .....
35,250
   1,500  Jones Medical Industries, Inc.
 .................................................
49,875
   1,500  Liposome, Inc.
(a).........................................................
 .....
28,125
   1,500  Medaphis Corp.
(a).........................................................
 .....
59,625
   1,500  Medpartners/Mullikin, Inc.
(a)..................................................
31,313
   3,000  Mentor Corp.
 ............................................................
 .......
76,500
   4,000  Minimed, Inc.
(a).........................................................
 ......
119,000
   6,000  Omnicare Group, Inc.
 ...........................................................
159,000
   1,000  Orthodontic Centers of America, Inc.
(a)........................................        26,500
   1,000  Parexel International Corp.
(a).................................................
48,250
   1,500  PhyCor, Inc.
(a).........................................................
 .......
57,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
HEALTHCARE -- 16.9% (CONTINUED)
   3,000  Physician Reliance Network, Inc.
(a)............................................   $
66,750
   3,000  Physician Sales & Service, Inc.
(a).............................................
72,750
     750  Quintiles Transnational Corp.
(a)...............................................
49,313
   4,000  Renal Treatment Centers, Inc.
(a)...............................................
115,000
   1,500  Spine Tech, Inc.
(a).........................................................
 ...        43,500
   1,500  Target Therapeutics, Inc.
(a)...................................................
61,500
   1,500  Tenet Healthcare Corp.
 .........................................................
32,063
   1,500  Total Renal Care Holdings, Inc.
(a).............................................
63,375
   1,000  United Dental Care, Inc.
(a)....................................................
42,250
   3,000  Universal Health Services, Inc., Class B Shares
(a).............................        78,375
   2,000  Veterinary Centers of America, Inc.
(a).........................................        44,750
   1,900  Watson Pharmaceuticals, Inc.
(a)................................................
71,962
------------------------------------------------------------
------------------
--------------------------

3,374,225
------------------------------------------------------------
------------------
--------------------------
INSURANCE -- 2.5%
   1,000  American Bankers Insurance Group, Inc.
 .........................................        43,625
   4,000  American Travelers Corp.
(a)....................................................
92,000
   1,500  CMAC Investment Corp.
 ..........................................................
86,250
   1,000  Conseco, Inc.
 ............................................................
 ......
40,000
   2,000  Exel Ltd.
 ............................................................
 ..........
141,000
   1,500  Old Republic International Corp.
 ...............................................
32,250
   1,000  TIG Holdings, Inc.
 ............................................................
 .        29,000
   1,000  Vesta Insurance Group, Inc.
 ....................................................
33,375
------------------------------------------------------------
------------------
--------------------------

497,500
------------------------------------------------------------
------------------
--------------------------
MEDIA -- 2.8%
   2,300  Clear Channel Communications, Inc.
(a)..........................................       189,462
   2,000  Evergreen Media Corp.
(a).......................................................
85,500
   4,125  Infinity Broadcasting Co., Class A Shares
(a)...................................       123,750
   1,500  Interpublic Group Cos., Inc.
 ...................................................
70,313
   1,000  National Media Corp.
(a)........................................................
17,625
   1,500  Omnicom Group, Inc.
 ............................................................
69,750
------------------------------------------------------------
------------------
--------------------------

556,400
------------------------------------------------------------
------------------
--------------------------
RESTAURANTS -- 0.5%
   2,000  Boston Market, Inc.
(a).........................................................
65,000
   1,000  Outback Steakhouse, Inc.
(a)....................................................
34,484
------------------------------------------------------------
------------------
--------------------------

99,484
------------------------------------------------------------
------------------
--------------------------
TECHNOLOGY -- 24.5%
   1,000  Adaptec, Inc.
(a).........................................................
 ......
47,375
     750  Anchor Gaming
(a).........................................................
 ......
45,188
   1,500  Applix, Inc.
(a).........................................................
 .......
43,125
   8,000  Ascend Communications, Inc.
(a).................................................
450,000
   2,000  Aspect Telecommunications Corp.
(a).............................................
99,000
   2,000  Aspen Technologies, Inc.
(a)....................................................
110,000
   1,500  Astea International, Inc.
(a)...................................................
36,375
   1,000  Atmel Corp.
(a).........................................................
 ........
30,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
TECHNOLOGY -- 24.5% (CONTINUED)
   2,000  Auspex Systems, Inc.
(a)........................................................
$    30,000
   1,500  BMC Industries, Inc.
 ...........................................................
43,125
   1,300  BMC Software, Inc.
(a).........................................................
 .        77,675
   6,750  Cadence Design Systems, Inc.
(a)................................................
227,812
   3,000  Cambridge Technology Partners, Inc.
(a).........................................        91,500
   4,500  Cascade Communications Corp.
(a)................................................
306,000
     400  CBT Group Ltd. Sponsored ADR
(a)................................................
18,500
   3,500  Cisco Systems, Inc.
(a).........................................................
198,187
   1,000  Citrix Systems, Inc.
(a)........................................................
38,000
   1,000  Concord EFS, Inc.
(a).........................................................
 ..        35,500
   3,000  DSP Communications Inc.
(a).....................................................
154,125
   2,000  ECI Telecomm Ltd.
 ............................................................
 ..        46,500
   1,000  GT Interactive Software Corp.
(a)...............................................
16,750
   1,000  IDX Systems Corp.
(a).........................................................
 ..        39,000
   1,000  Inso Corp.
(a).........................................................
 .........
52,375
   2,000  Integrated Systems, Inc.
 .......................................................
80,125
   5,250  McAfee Associates, Inc.
(a).....................................................
257,250
   1,000  Medic Computer Systems, Inc.
(a)................................................
81,125
   2,500  Mylex Corp.
(a).........................................................
 ........
44,375
   3,000  Network General Corp.
(a).......................................................
64,500
   1,500  Newbridge Networks Corp.
(a)....................................................
98,250
   2,250  Oracle Systems Corp.
(a)........................................................
88,734
   5,500  Pairgain Technologies, Inc.
(a).................................................
341,000
   3,000  Parametric Technology Corp.
(a).................................................
130,125
   2,250  Paychex, Inc.
 ............................................................
 ......
108,281
   2,000  Peoplesoft, Inc.
(a).........................................................
 ...       142,500
   1,500  Picturetel Corp.
(a).........................................................
 ...        59,062
   1,000  Project Software & Development Corp.
(a)........................................        46,875
   1,500  Proxim, Inc.
(a).........................................................
 .......
60,375
     500  Remedy Corp.
(a).........................................................
 .......
36,500
   1,500  Security Dynamics Tech I Corp.
(a)..............................................
123,375
   1,500  Shiva Corp.
(a).........................................................
 ........
120,000
   1,500  Structural Dynamics Research, Inc.
(a)..........................................        33,000
   2,000  Sunguard Data Systems, Inc.
(a).................................................
80,250
   3,500  Sun MicroSystems, Inc.
(a)......................................................
206,063
   1,500  Transition Systems, Inc.
(a)....................................................
42,750
   4,000  U.S. Robotics Corp.
(a).........................................................
342,000
   1,000  Viasoft, Inc.
(a).........................................................
 ......
64,625
------------------------------------------------------------
------------------
--------------------------

4,887,377
------------------------------------------------------------
------------------
--------------------------
TRANSPORTATION -- 1.5%
   1,500  America West Airlines, Class B Shares
(a).......................................        33,000
   1,500  Comair Holdings, Inc.
 ..........................................................
40,500
     500  Conrail, Inc.
 ............................................................
 ......
33,188
   2,500  Continental Airlines Corp., Class B Shares
(a)..................................       154,375
   1,000  Fritz Co.
(a).........................................................
 ..........
32,250
------------------------------------------------------------
------------------
--------------------------

293,313
------------------------------------------------------------
------------------
--------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                           EMERGING GROWTH PORTFOLIO

 SHARES                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
UTILITIES -- 2.3%
   1,000  ACC Corp.
 ............................................................
 ..........   $
48,625
     500  Cellular Communications, Inc., Class A Shares
(a)...............................        26,563
   2,500  Cincinnati Bell, Inc.
 ..........................................................
130,312
   3,000  Frontier Corp.
 ............................................................
 .....
91,875
   4,000  LCI International, Inc.
(a).....................................................
125,500
   1,000  Lucent Technologies, Inc.
 ......................................................
37,875
------------------------------------------------------------
------------------
--------------------------

460,750
------------------------------------------------------------
------------------
--------------------------
          TOTAL COMMON STOCKS (Cost --
$12,909,593).......................................
19,004,676
------------------------------------------------------------
------------------
--------------------------
  FACE
 AMOUNT                                       SECURITY
VALUE
------------------------------------------------------------
------------------
--------------------------
U.S. GOVERNMENT OBLIGATIONS -- 4.6%
          U.S. Treasury Bills:
$160,000    4.500% due 7/11/96
(b)........................................................
159,801
 160,000    4.780% due 7/25/96
(b)........................................................
159,490
 100,000    4.940% due 7/25/96
(b)........................................................
99,128
 510,000    4.750% due 8/1/96
(b).........................................................
507,914
------------------------------------------------------------
------------------
--------------------------
          TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost --
$926,875)............................       926,333
------------------------------------------------------------
------------------
--------------------------
          TOTAL INVESTMENTS -- 100% (Cost --
$13,836,468*)................................   $19,931,009
------------------------------------------------------------
------------------
--------------------------

(a) Non-income producing security.
(b) Rate represents annualized yield to maturity.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             TOTAL RETURN PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
COMMON STOCKS -- 70.9%
BROADCAST -- 3.0%
     94,000    Viacom Inc.
(a).........................................................
 ...   $  3,654,250
------------------------------------------------------------
------------------
---------------------------
CHEMICALS -- 2.2%
     61,000    Betz Laboratories Inc.
 ....................................................
2,676,375
------------------------------------------------------------
------------------
---------------------------
CONSUMER CYCLICALS -- 4.5%
     42,000    Eastman Kodak Co.
 .........................................................
3,265,500
     50,000    Weyerhauser Co.
 ...........................................................
2,125,000
------------------------------------------------------------
------------------
---------------------------

5,390,500
------------------------------------------------------------
------------------
---------------------------
ENERGY -- 11.2%
     32,000    Amoco Corp.
(a).........................................................
 ...      2,316,000
     16,000    Atlantic Richfield Co.
(a).................................................
1,896,000
     80,000    Coastal Corp.
 ............................................................
 .      3,340,000
     95,900    Crown Central Petroleum
(a)................................................
1,474,463
    150,000    Oryx Energy Co.
(a)........................................................
2,437,500
     50,000    Phillips Petroleum Co.
 ....................................................
2,093,750
------------------------------------------------------------
------------------
---------------------------

13,557,713
------------------------------------------------------------
------------------
---------------------------
FINANCIAL SERVICES -- 10.9%
     70,000    Bank of New
York........................................................
 ...      3,587,500
     41,000
Citicorp....................................................
 ...............
3,387,625
    150,000    Great Western Financial Corp.
 .............................................      3,581,250
     80,000    H&R Block Inc.
 ............................................................
2,610,000
------------------------------------------------------------
------------------
---------------------------

13,166,375
------------------------------------------------------------
------------------
---------------------------
HEALTHCARE -- 6.6%
     21,000    Bristol Myers Squibb Co.
 ..................................................
1,890,000
     55,000    U.S. Healthcare Inc.
 ......................................................
3,025,000
    130,000    Value Health Inc.
(a)......................................................
3,071,250
------------------------------------------------------------
------------------
---------------------------

7,986,250
------------------------------------------------------------
------------------
---------------------------
INSURANCE -- 2.9%
     30,000    Cigna Corp.
 ............................................................
 ...      3,536,250
------------------------------------------------------------
------------------
---------------------------
IRON/STEEL -- 2.3%
    200,000    Oregon Steel Mills Inc.
 ...................................................
2,750,000
------------------------------------------------------------
------------------
---------------------------
MINING -- 2.3%
    159,000    Homestake Mining Co.
(a)...................................................
2,722,875
------------------------------------------------------------
------------------
---------------------------
REAL ESTATE -- 11.9%
    200,000    Irvine Apartment Communities Inc.
 .........................................      4,025,000
    150,000    Simon Property Group Inc.
 .................................................
3,675,000
    106,000    Spieker Properties Inc.
 ...................................................
2,888,500
    130,000    Tri-Net Corporate Realty Trust Inc.
 .......................................      3,770,000
------------------------------------------------------------
------------------
---------------------------

14,358,500
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                             TOTAL RETURN PORTFOLIO

  SHARES                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
RETAIL -- 4.6%
     53,000    Sears Roebuck & Co.
 .......................................................   $
2,577,125
    106,000    Toys 'R' Us Inc.
(a).......................................................
3,021,000
------------------------------------------------------------
------------------
---------------------------

5,598,125
------------------------------------------------------------
------------------
---------------------------
TELECOMMUNICATIONS -- 8.5%
    143,000    Comsat Corp.
 ............................................................
 ..      3,718,000
     75,000    GTE Corp.
 ............................................................
 .....
3,356,250
    180,000    Tele-Communications, Inc.
(a)..............................................
3,262,500
------------------------------------------------------------
------------------
---------------------------

10,336,750
------------------------------------------------------------
------------------
---------------------------
               TOTAL COMMON STOCKS (Cost --
$77,717,248)..................................
85,733,963
------------------------------------------------------------
------------------
---------------------------
CONVERTIBLE PREFERRED STOCKS -- 13.0%
     32,000    Catellus Development Corp., Series B,
Exchangeable
7.500%..................      1,768,000
     53,000    Delta Air Lines Inc., Depository Shares,
Series
C..........................      3,339,000
     65,000    K Mart Financing, Exchangeable
7.750%......................................      3,526,250
     60,000    Noram Financing, Exchangeable
6.250%.......................................      3,255,000
     64,000    Rouse Co., Series A, Exchangeable
6.500%...................................      3,888,000
------------------------------------------------------------
------------------
---------------------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (Cost --
$13,953,253)...................     15,776,250
------------------------------------------------------------
------------------
---------------------------
OPTIONS -- 0.0%
     55,000    U.S. Healthcare Inc., Put @ 47, Expires
7/19/96 (Cost --
$49,225)..........         13,750
------------------------------------------------------------
------------------
---------------------------
               TOTAL COMMON STOCKS, CONVERTIBLE PREFERRED
STOCKS AND OPTIONS
               (Cost --
$91,719,726)................................................
 ......
101,523,963
------------------------------------------------------------
------------------
---------------------------
   FACE
  AMOUNT                                        SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
REPURCHASE AGREEMENT -- 16.1%
$19,501,000    Citibank, 5.396% due 7/1/96; Proceeds at
maturity --
$19,509,769;
               (Fully collateralized by U.S. Treasury Notes,
6.375% due
5/15/99;
               Market value -- $19,893,089) (Cost --
$19,501,000).........................     19,501,000
------------------------------------------------------------
------------------
---------------------------
               TOTAL INVESTMENTS -- 100% (Cost --
$111,220,726*)..........................   $121,024,963
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
STOCKS -- 100.0%
ARGENTINA -- 1.2%
   12,500    Quilmes Industrial
ADR........................................................
$   128,125
   25,000    Quilmes Industrial S.A.
 ......................................................
256,250
------------------------------------------------------------
------------------
---------------------------

384,375
------------------------------------------------------------
------------------
---------------------------
AUSTRALIA -- 2.2%
   66,154    Coca Cola Amatil Ltd.
 ........................................................
735,744
------------------------------------------------------------
------------------
---------------------------
AUSTRIA -- 3.7%
    5,500    Baumax AG
Preferred...................................................
 ........
175,073
    2,200    VAE Eisenbahnsysteme
AG.......................................................
207,417
    2,000    VA Technologie
AG..........................................................
 ...       244,943
    2,500    Wolford
AG..........................................................
 ..........
611,424
------------------------------------------------------------
------------------
---------------------------

1,238,857
------------------------------------------------------------
------------------
---------------------------
BELGIUM -- 3.4%
    7,000    Barco N.V.(a)
 ............................................................
 ....     1,121,609
------------------------------------------------------------
------------------
---------------------------
CHILE -- 1.7%
   15,000    Embotelladora Andina S.A.
ADR.................................................
551,250
------------------------------------------------------------
------------------
---------------------------
DENMARK -- 1.3%
   25,000    Scandinavian Mobility International AS
(a)....................................       426,860
------------------------------------------------------------
------------------
---------------------------
FINLAND -- 1.5%
   14,000    Nokia OY AB, Class A
Shares...................................................
515,770
------------------------------------------------------------
------------------
---------------------------
FRANCE -- 4.2%
      800    Carrefour
Supermarche.................................................
 ........
448,148
    2,248    Castorama Dubois
Investisse..................................................
 .       442,841
    2,000    Ecco S.A.
 ............................................................
 ........
503,079
------------------------------------------------------------
------------------
---------------------------

1,394,068
------------------------------------------------------------
------------------
---------------------------
GERMANY -- 5.3%
   15,000    SGL Carbon
AG..........................................................
 .......
1,763,894
------------------------------------------------------------
------------------
---------------------------
HONG KONG -- 6.6%
   50,000    Guoco Group Ltd.
 ............................................................
 .       238,347
  240,000    Hong Kong & China Gas Co. Ltd.
 ...............................................
382,906
   20,000    Hong Kong & China Gas Warrants, Expire 9/30/97
(a)............................         5,232
   30,000    HSBC Holdings
PLC.........................................................
 ....       453,441
  100,000    Hutchinson Whampoa Ltd.
 ......................................................
629,134
   50,000    Sun Hung Kai Properties Ltd.
 .................................................
505,439
------------------------------------------------------------
------------------
---------------------------

2,214,499
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
IRELAND -- 7.2%
   61,544    Bank of
Ireland.....................................................
 ..........   $
418,833
   40,736    CRH
PLC.........................................................
 ..............
409,976
  113,638    Greencore Group
PLC.........................................................
 ..       597,254
  166,666    Independent Newspapers
PLC....................................................
772,123
   25,281    Irish Continental Group
PLC...................................................
230,202
------------------------------------------------------------
------------------
---------------------------

2,428,388
------------------------------------------------------------
------------------
---------------------------
ISRAEL -- 1.3%
   20,000    Gilat Satellite Networks Ltd.
(a).............................................
440,000
------------------------------------------------------------
------------------
---------------------------
ITALY -- 7.1%
   30,000    De Rigo S.p.A. ADR
(a)........................................................
686,250
   10,000    Industrie Natuzzi S.p.A.
ADR..................................................
512,500
    7,000    Luxottica Group S.p.A.
ADR....................................................
513,625
  300,000    Telecom Italia Mobile S.p.A.
 .................................................
672,016
------------------------------------------------------------
------------------
---------------------------

2,384,391
------------------------------------------------------------
------------------
---------------------------
JAPAN -- 8.4%
   15,000    Canon, Inc.
 ............................................................
 ......
311,802
      660    Doutor Coffee Co. Ltd.
 .......................................................
30,688
   40,000    Hitachi Ltd.
 ............................................................
 .....
371,974
   44,000    Itochu Corp.
 ............................................................
 .....
307,280
   28,000    Kajima Corp.
 ............................................................
 .....
288,462
   16,000    Matsushita Electric Industries Co. Ltd.
 ......................................       297,579
   42,000    Mitsubishi Heavy Industries Ltd.
 .............................................       364,918
       66    Mr. Max Corp.
 ............................................................
 ....         1,203
    6,600    Ohmoto Gumi Co. Ltd.
 .........................................................
133,583
    3,000    Shohkoh Fund & Co. Ltd.
 ......................................................
629,074
    4,000    Yagi
Antenna.....................................................
 .............
77,312
------------------------------------------------------------
------------------
---------------------------

2,813,875
------------------------------------------------------------
------------------
---------------------------
MALAYSIA -- 3.1%
  125,000    Renong
Berhad......................................................
 ...........
199,375
   25,000    Renong Berhad-4% ICUL 2001
(a)................................................
9,418
   15,625    Renong Berhad Warrants, Expire 11/21/00
(a)...................................         7,076
   12,500    Sungei Way Holdings Berhad Warrants, Expire
6/29/99
(a).......................        26,049
  112,000    Sungei Way Holdings
Berhad....................................................
525,147
   30,000    Telekom Malaysia
Berhad......................................................
 .       266,902
------------------------------------------------------------
------------------
---------------------------

1,033,967
------------------------------------------------------------
------------------
---------------------------
MEXICO -- 2.0%
   53,550    Gruma S.A.
(a).........................................................
 .......
247,969
   24,000    Kimberly Clark S.A., Series
A.................................................
436,939
------------------------------------------------------------
------------------
---------------------------

684,908
------------------------------------------------------------
------------------
---------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
NETHERLANDS -- 8.9%
   60,568    Getronics N.V.
 ............................................................
 ...   $ 1,341,225
    3,125    Heineken N.V.
 ............................................................
 ....       698,228
   10,000    IHC Caland N.V.
 ............................................................
 ..       492,091
    4,000    Wolters Kluwer N.V.
 ..........................................................
454,364
------------------------------------------------------------
------------------
---------------------------

2,985,908
------------------------------------------------------------
------------------
---------------------------
NORWAY -- 1.9%
   40,000    Tomra Systems
AS..........................................................
 ....       406,366
   40,125    Visual Management
Application.................................................
216,171
------------------------------------------------------------
------------------
---------------------------

622,537
------------------------------------------------------------
------------------
---------------------------
PANAMA -- 1.3%
   10,000    Panamerican Beverages, Inc.
A.................................................
447,500
------------------------------------------------------------
------------------
---------------------------
PHILIPPINES -- 0.9%
1,200,000    SM Prime Holdings Inc.
 .......................................................
311,450
------------------------------------------------------------
------------------
---------------------------
SINGAPORE -- 7.1%
   70,000    Cerebos Pacific Ltd.
 .........................................................
629,826
  100,000    DBS Land Ltd.
 ............................................................
 ....       342,898
   18,000    Fraser & Neave Ltd.
 ..........................................................
186,185
  500,000    QAF Ltd.
 ............................................................
 .........
673,043
   35,000    Sembawang Maritime Ltd.
 ......................................................
94,722
  100,000    Van Der Horst Ltd.
 ...........................................................
467,588
------------------------------------------------------------
------------------
---------------------------

2,394,262
------------------------------------------------------------
------------------
---------------------------
SOUTH AFRICA -- 0.9%
   30,000    Barlow
Limited.....................................................
 ...........
313,474
------------------------------------------------------------
------------------
---------------------------
SWEDEN -- 8.0%
    8,000    Astra AB, Series
A...........................................................
 .       353,241
    2,000    Astra AB, Series
B...........................................................
 .        87,105
   30,000    Autoliv AB
Free........................................................
 .......
913,242
   30,800    Ericsson Tel AB LM, Series B
Free.............................................
663,743
   35,000    Nobel Biocare AB
(a).........................................................
 .       648,764
------------------------------------------------------------
------------------
---------------------------

2,666,095
------------------------------------------------------------
------------------
---------------------------
SWITZERLAND -- 1.7%
      500    Sandoz
AG..........................................................
 ...........
571,623
------------------------------------------------------------
------------------
---------------------------
TAIWAN -- 0.2%
    5,000    Formosa Growth Fund Ltd., Series 1
(a)........................................        70,000
------------------------------------------------------------
------------------
---------------------------
THAILAND -- 2.1%
   90,000    Krung Thai Bank Public Co Ltd.
 ...............................................
411,024
   60,000    Siam Makro Public Co. Ltd.
 ...................................................
307,087
------------------------------------------------------------
------------------
---------------------------

718,111
------------------------------------------------------------
------------------
---------------------------
UNITED KINGDOM -- 6.8%
   40,589    BAA
PLC.........................................................
 ..............
295,156
   20,000    British Biotech PLC
(a).......................................................
762,298

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30,
1996

                         INTERNATIONAL EQUITY PORTFOLIO

 SHARES                                         SECURITY
VALUE
------------------------------------------------------------
------------------
---------------------------
UNITED KINGDOM -- 6.8% (CONTINUED)
   33,333    Independent New
Rights......................................................
 ..   $     7,769
   30,174    MISYS
PLC.........................................................
 ............
364,762
    6,000    Reuters Holdings PLC
ADR......................................................
435,000
   50,000    Serco Group
PLC.........................................................
 ......
423,413
------------------------------------------------------------
------------------
---------------------------

2,288,398
------------------------------------------------------------
------------------
---------------------------
             TOTAL INVESTMENTS -- 100% (Cost --
$25,790,639*)..............................   $33,521,813
------------------------------------------------------------
------------------
---------------------------

(a) Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30,
1996

DIVERSIFIED
                                          MONEY
INTERMEDIATE
STRATEGIC       EQUITY         EQUITY         GROWTH
                                          MARKET      HIGH
GRADE       INCOME
INCOME          INDEX       AND INCOME
                                        PORTFOLIO
PORTFOLIO
PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------
------------------
-----------------------------------------------
ASSETS:
  Investments -- Cost................   $5,846,315
$14,904,361
$58,205,157    $43,383,244    $12,344,382    $26,539,074
  Repurchase agreements -- Cost......           --
--
--             --             --             --
  Foreign currency -- Cost...........           --
--
449,263             --             --             --
------------------------------------------------------------
------------------
-----------------------------------------------
  Investments, at value..............   $5,846,315
$14,667,862
$59,203,790    $48,646,240    $17,079,382    $36,981,349
  Repurchase agreements..............           --
--
--             --             --             --
  Foreign currency, at value.........           --
--
451,660             --             --             --
  Cash...............................          414
976
574            670            987            325
  Receivable for securities sold.....           --
--
534,890        456,391             --             --
  Dividends and interest
    receivable.......................           39
304,651
1,053,010        346,464         24,708        114,592
  Receivable for open forward foreign
    currency contracts...............           --
--
5             --             --             --
  Receivable from broker.............           --
--
--             --          5,625             --
  Deferred organization costs (Note
    10)..............................        8,937
--
--             --             --             --
  Other assets.......................       38,589
--
--             --             --             --
------------------------------------------------------------
------------------
-----------------------------------------------
  TOTAL ASSETS.......................    5,894,294
14,973,489
61,243,929     49,449,765     17,110,702     37,096,266
------------------------------------------------------------
------------------
-----------------------------------------------
LIABILITIES:
  Investment advisory fees payable...       30,260
10,320
21,763         17,576         42,162         13,898
  Administration fees payable........       12,969
5,160
9,672          7,811         32,509          5,956
  Payable for securities purchased...           --
--
2,086,927        686,875             --             --
  Dividends payable..................       10,603
--
414             --             --             --
  Payable for options written........           --
--
--             --             --             --
  Payable for open forward foreign
    currency contracts...............           --
--
15,590             --             --             --
  Accrued expenses...................           --
7,199
81,523        124,317         12,887         31,079
------------------------------------------------------------
------------------
-----------------------------------------------
  TOTAL LIABILITIES..................       53,832
22,679
2,215,889        836,579         87,558         50,933
------------------------------------------------------------
------------------
-----------------------------------------------
TOTAL NET ASSETS.....................   $5,840,462
$14,950,810
$59,028,040    $48,613,186    $17,023,144    $37,045,333
------------------------------------------------------------
------------------
-----------------------------------------------
NET ASSETS:
  Par value of shares of beneficial
    interest.........................   $    5,840    $
1,450    $
5,719    $     3,895    $       998    $     2,459
  Capital paid in excess of par
    value............................    5,834,622
14,934,874
56,243,037     43,211,582     11,415,794     25,708,223
  Undistributed (overdistributed) net
    investment income................           --
600,672
3,090,700      1,355,414        340,095        331,878
  Accumulated net realized gain
    (loss) on security transactions,
    futures contracts and options....           --
(349,687)
(1,297,109)    (1,220,701)       534,463        560,498
  Net unrealized appreciation
    (depreciation) of investments,
    futures contracts, options and
    foreign currencies...............           --
(236,499)
985,693      5,262,996      4,731,794     10,442,275
------------------------------------------------------------
------------------
-----------------------------------------------
TOTAL NET ASSETS.....................   $5,840,462
$14,950,810
$59,028,040    $48,613,186    $17,023,144    $37,045,333
------------------------------------------------------------
------------------
-----------------------------------------------
SHARES OUTSTANDING...................    5,840,462
1,450,135
5,719,095      3,894,600        997,504      2,458,750
------------------------------------------------------------
------------------
-----------------------------------------------
NET ASSET VALUE, PER SHARE...........        $1.00
$10.31
$10.32         $12.48         $17.07         $15.07
------------------------------------------------------------
------------------
-----------------------------------------------



EMERGING         TOTAL
INTERNATIONAL
                                       APPRECIATION
GROWTH
RETURN          EQUITY
                                        PORTFOLIO
PORTFOLIO
PORTFOLIO        PORTFOLIO
------------------------------------------------------------
------------------
---------------------

ASSETS:
  Investments -- Cost................  $ 69,150,450
$13,836,468    $
91,719,726     $ 25,790,639
  Repurchase agreements -- Cost......    12,935,000
--
19,501,000               --
  Foreign currency -- Cost...........            --
--
--          443,670
------------------------------------------------------------
------------------
---------------------

  Investments, at value..............  $ 88,118,237
$19,931,009
$101,523,963     $ 33,521,813
  Repurchase agreements..............    12,935,000
--
19,501,000               --
  Foreign currency, at value.........            --
--
--          443,620
  Cash...............................           788
40,428
741          581,491
  Receivable for securities sold.....       143,515
61,379
2,512,500               --
  Dividends and interest
    receivable.......................       121,486
4,358
303,619           80,239
  Receivable for open forward foreign
    currency contracts...............            --
--
--               --
  Receivable from broker.............            --
--
--               --
  Deferred organization costs (Note
    10)..............................            --
6,280
7,761            9,386
  Other assets.......................            --
--
--               --
------------------------------------------------------------
------------------
---------------------

  TOTAL ASSETS.......................   101,319,026
20,043,454
123,849,584       34,636,549
------------------------------------------------------------
------------------
---------------------

LIABILITIES:
  Investment advisory fees payable...        45,457
37,861
53,419           23,590
  Administration fees payable........        16,230
10,920
19,425            5,551
  Payable for securities purchased...     1,226,572
23,044
2,500,000          521,367
  Dividends payable..................            --
--
--               --
  Payable for options written........            --
--
152,750               --
  Payable for open forward foreign
    currency contracts...............            --
--
--               87
  Accrued expenses...................       218,273
18,375
62,056           71,589
------------------------------------------------------------
------------------
---------------------

  TOTAL LIABILITIES..................     1,506,532
90,200
2,787,650          622,184
------------------------------------------------------------
------------------
---------------------

TOTAL NET ASSETS.....................  $ 99,812,494
$19,953,254
$121,061,934     $ 34,014,365
------------------------------------------------------------
------------------
---------------------

NET ASSETS:
  Par value of shares of beneficial
    interest.........................  $      6,395    $
1,231    $
8,468     $      2,968
  Capital paid in excess of par
    value............................    66,642,077
12,410,130
103,413,615       29,105,182
  Undistributed (overdistributed) net
    investment income................     2,214,506
(53,218)
3,025,568           29,029
  Accumulated net realized gain
    (loss) on security transactions,
    futures contracts and options....    11,981,729
1,500,570
4,739,648       (2,851,415)
  Net unrealized appreciation
    (depreciation) of investments,
    futures contracts, options and
    foreign currencies...............    18,967,787
6,094,541
9,874,635        7,728,601
------------------------------------------------------------
------------------
---------------------

TOTAL NET ASSETS.....................  $ 99,812,494
$19,953,254
$121,061,934     $ 34,014,365
------------------------------------------------------------
------------------
---------------------

SHARES OUTSTANDING...................     6,394,596
1,230,725
8,467,853        2,967,873
------------------------------------------------------------
------------------
---------------------

NET ASSET VALUE, PER SHARE...........        $15.61
$16.21
$14.30           $11.46
------------------------------------------------------------
------------------
---------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS
ENDED JUNE 30,
1996

DIVERSIFIED
                                                  MONEY
INTERMEDIATE
STRATEGIC       EQUITY         EQUITY        GROWTH
                                                  MARKET
HIGH GRADE
INCOME        INCOME         INDEX       AND INCOME
                                                 PORTFOLIO
PORTFOLIO
PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------
------------------
--------------------------------------------------
INVESTMENT INCOME:
  Interest....................................   $163,313
$ 561,550
$2,203,958    $   407,424    $   28,679    $  362,958
  Dividends...................................         --
--
97,605        897,313       170,966        97,943
  Less: Foreign withholding tax...............         --
--
(4,092)          (952)       (1,360)       (1,403)
------------------------------------------------------------
------------------
--------------------------------------------------
  TOTAL INVESTMENT INCOME.....................    163,313
561,550
2,297,471      1,303,785       198,285       459,498
------------------------------------------------------------
------------------
--------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...........      9,020
30,960
133,263        110,940        32,588        81,677
  Administration fees (Note 3)................      6,014
15,480
59,227         49,307        16,294        36,301
  Shareholder and system servicing fees.......      4,000
2,431
3,736          6,000         6,000         5,966
  Audit and legal.............................      7,500
7,393
9,138          9,000         8,000         9,476
  Shareholder communications..................      4,000
6,809
6,495          5,000         7,500         5,966
  Custody.....................................      2,937
525
31,610          1,500        13,500         7,740
  Trustees' fees..............................        700
1,508
4,310          1,500         1,800         1,740
  Amortization of deferred organization
    costs.....................................      2,913
2,890
3,090          3,090         2,954         2,965
  Pricing service fees........................         --
2,100
1,436          1,500            --           200
  Registration fees...........................         --
--
2,874             --            --            --
  Other.......................................        500
500
11,093         34,825           739        28,310
------------------------------------------------------------
------------------
--------------------------------------------------
  TOTAL EXPENSES..............................     37,584
70,596
266,272        222,662        89,375       180,341
  Less: Investment advisory and administration
        fee waiver (Note 3)...................    (15,032)
(4,037)
--             --            --            --
       Custody earnings credit (Note 1).......         --
--
--             --            --            --
------------------------------------------------------------
------------------
--------------------------------------------------
  NET EXPENSES................................     22,552
66,559
266,272        222,662        89,375       180,341
------------------------------------------------------------
------------------
--------------------------------------------------
NET INVESTMENT INCOME (LOSS)..................    140,761
494,991
2,031,199      1,081,123       108,910       279,157
------------------------------------------------------------
------------------
--------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 4, 5, 6 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)..................         --
(62,063)
311,392        866,643        84,419       562,063
    Futures contracts.........................         --
--
--             --        73,340            --
    Options written...........................         --
--
--             --            --            --
    Foreign currency transactions.............         --
--
267,560             --            --            --
------------------------------------------------------------
------------------
--------------------------------------------------
  NET REALIZED GAIN (LOSS)....................         --
(62,063)
578,952        866,643       157,759       562,063
------------------------------------------------------------
------------------
--------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts, Options and Foreign Currencies:
    Beginning of period.......................         --
636,929
1,763,361      6,772,257     3,530,713     7,922,235
    End of period.............................         --
(236,499)
985,693      5,262,996     4,731,794    10,442,275
------------------------------------------------------------
------------------
--------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED
    APPRECIATION..............................         --
(873,428)
(777,668)    (1,509,261)    1,201,081     2,520,040
------------------------------------------------------------
------------------
--------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS, OPTIONS AND FOREIGN CURRENCIES...         --
(935,491)
(198,716)      (642,618)    1,358,840     3,082,103
------------------------------------------------------------
------------------
--------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................   $140,761
$(440,500)
$1,832,483    $   438,505    $1,467,750    $3,361,260
------------------------------------------------------------
------------------
--------------------------------------------------



EMERGING
TOTAL        INTERNATIONAL
                                                APPRECIATION
GROWTH
RETURN          EQUITY
                                                 PORTFOLIO
PORTFOLIO
PORTFOLIO        PORTFOLIO
------------------------------------------------------------
------------------
-------------------------------

INVESTMENT INCOME:
  Interest....................................   $  263,368
$    22,029
$    565,685     $    18,602
  Dividends...................................      929,193
38,155
1,298,546         258,486
  Less: Foreign withholding tax...............       (8,248)
(356)
--         (25,709)
------------------------------------------------------------
------------------
-------------------------------

  TOTAL INVESTMENT INCOME.....................    1,184,313
59,828
1,864,231         251,379
------------------------------------------------------------
------------------
-------------------------------

EXPENSES:
  Investment advisory fees (Note 3)...........      267,665
69,811
276,133         136,368
  Administration fees (Note 3)................       97,333
18,616
100,286          32,087
  Shareholder and system servicing fees.......        6,000
5,469
6,215           2,727
  Audit and legal.............................        9,000
8,557
8,205           6,336
  Shareholder communications..................        6,000
7,072
7,500           4,196
  Custody.....................................        3,000
8,951
2,983          24,120
  Trustees' fees..............................        2,000
1,642
5,967           1,972
  Amortization of deferred organization
    costs.....................................        3,533
1,249
1,618           1,608
  Pricing service fees........................           --
--
--           2,937
  Registration fees...........................           --
--
11,139             420
  Other.......................................       32,434
--
11,576           1,749
------------------------------------------------------------
------------------
-------------------------------

  TOTAL EXPENSES..............................      426,965
121,367
431,622         214,520
  Less: Investment advisory and administration
        fee waiver (Note 3)...................           --
(8,321)
--              --
       Custody earnings credit (Note 1).......           --
--
--          (5,239)
------------------------------------------------------------
------------------
-------------------------------

  NET EXPENSES................................      426,965
113,046
431,622         209,281
------------------------------------------------------------
------------------
-------------------------------

NET INVESTMENT INCOME (LOSS)..................      757,348
(53,218)
1,432,609          42,098
------------------------------------------------------------
------------------
-------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES CONTRACTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 4, 5, 6 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)..................    5,233,148
1,054,757
3,792,901        (335,796)
    Futures contracts.........................           --
--
--              --
    Options written...........................           --
--
(31,299)             --
    Foreign currency transactions.............           --
--
--          (2,052)
------------------------------------------------------------
------------------
-------------------------------

  NET REALIZED GAIN (LOSS)....................    5,233,148
1,054,757
3,761,602        (337,848)
------------------------------------------------------------
------------------
-------------------------------

  Change in Net Unrealized Appreciation
  (Depreciation) of Investments, Futures
  Contracts, Options and Foreign Currencies:
    Beginning of period.......................   17,032,486
4,015,304
4,217,824       3,059,968
    End of period.............................   18,967,787
6,094,541
9,874,635       7,728,601
------------------------------------------------------------
------------------
-------------------------------

  INCREASE (DECREASE) IN NET UNREALIZED
    APPRECIATION..............................    1,935,301
2,079,237
5,656,811       4,668,633
------------------------------------------------------------
------------------
-------------------------------

NET GAIN (LOSS) ON INVESTMENTS, FUTURES
  CONTRACTS, OPTIONS AND FOREIGN CURRENCIES...    7,168,449
3,133,994
9,418,413       4,330,785
------------------------------------------------------------
------------------
-------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS..................................   $7,925,797
$ 3,080,776
$ 10,851,022     $ 4,372,883
------------------------------------------------------------
------------------
-------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE
SIX MONTHS ENDED
JUNE

30,
1996

DIVERSIFIED
                                           MONEY
INTERMEDIATE
STRATEGIC       EQUITY         EQUITY         GROWTH
                                          MARKET       HIGH
GRADE       INCOME
INCOME          INDEX       AND INCOME
                                         PORTFOLIO
PORTFOLIO
PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------
------------------
------------------------------------------------
OPERATIONS:
  Net investment income (loss).......   $   140,761    $
494,991    $
2,031,199    $ 1,081,123    $   108,910    $   279,157
  Net realized gain (loss)...........            --
(62,063)
578,952        866,643        157,759        562,063
  Increase (decrease) in net
    unrealized appreciation..........            --
(873,428)
(777,668)    (1,509,261)     1,201,081      2,520,040
------------------------------------------------------------
------------------
------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..................       140,761
(440,500)
1,832,483        438,505      1,467,750      3,361,260
------------------------------------------------------------
------------------
------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 2):
  Net investment income..............      (140,761)
--
--             --             --             --
------------------------------------------------------------
------------------
------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS....      (140,761)
--
--             --             --             --
------------------------------------------------------------
------------------
------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares...     2,337,078
713,442
1,439,852        176,163      1,332,306        676,330
  Net asset value of shares issued
    for reinvestment of dividends....       146,637
--
--             --             --             --
  Cost of shares reacquired..........    (2,296,523)
(1,474,553)
(3,559,832)    (4,445,750)    (1,007,131)    (2,150,443)
------------------------------------------------------------
------------------
------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS.....       187,192
(761,111)
(2,119,980)    (4,269,587)       325,175     (1,474,113)
------------------------------------------------------------
------------------
------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS....       187,192
(1,201,611)
(287,497)    (3,831,082)     1,792,925      1,887,147
NET ASSETS:
  Beginning of period................     5,653,270
16,152,421
59,315,537     52,444,268     15,230,219     35,158,186
------------------------------------------------------------
------------------
------------------------------------------------
  END OF PERIOD*.....................   $ 5,840,462
$14,950,810
$59,028,040    $48,613,186    $17,023,144    $37,045,333
------------------------------------------------------------
------------------
------------------------------------------------
* Includes undistributed
  (overdistributed) net investment
  income of: ........................            --
$600,672
$3,090,700     $1,355,414       $340,095       $331,878
------------------------------------------------------------
------------------
------------------------------------------------



EMERGING         TOTAL
INTERNATIONAL
                                       APPRECIATION
GROWTH          RETURN
EQUITY
                                        PORTFOLIO
PORTFOLIO
PORTFOLIO        PORTFOLIO
------------------------------------------------------------
------------------
---------------------

OPERATIONS:
  Net investment income (loss).......  $   757,348    $
(53,218)   $
1,432,609     $     42,098
  Net realized gain (loss)...........    5,233,148
1,054,757
3,761,602         (337,848)
  Increase (decrease) in net
    unrealized appreciation..........    1,935,301
2,079,237
5,656,811        4,668,633
------------------------------------------------------------
------------------
---------------------

  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..................    7,925,797
3,080,776
10,851,022        4,372,883
------------------------------------------------------------
------------------
---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 2):
  Net investment income..............           --
--
--               --
------------------------------------------------------------
------------------
---------------------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS....           --
--
--               --
------------------------------------------------------------
------------------
---------------------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares...    2,005,997
1,165,749
33,903,542        2,314,452
  Net asset value of shares issued
    for reinvestment of dividends....           --
--
--               --
  Cost of shares reacquired..........   (4,611,128)
(1,756,206)
(1,735,602)      (1,651,557)
------------------------------------------------------------
------------------
---------------------

  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS.....   (2,605,131)
(590,457)
32,167,940          662,895
------------------------------------------------------------
------------------
---------------------

INCREASE (DECREASE) IN NET ASSETS....    5,320,666
2,490,319
43,018,962        5,035,778
NET ASSETS:
  Beginning of period................   94,491,828
17,462,935
78,042,972       28,978,587
------------------------------------------------------------
------------------
---------------------

  END OF PERIOD*.....................  $99,812,494
$19,953,254
$121,061,934     $ 34,014,365
------------------------------------------------------------
------------------
---------------------

* Includes undistributed
  (overdistributed) net investment
  income of: ........................   $2,214,506
$(53,218)
$3,025,568          $29,029
------------------------------------------------------------
------------------
---------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR
ENDED DECEMBER 31,
1995

DIVERSIFIED
                                            MONEY
INTERMEDIATE
STRATEGIC       EQUITY         EQUITY         GROWTH
                                           MARKET       HIGH
GRADE
INCOME         INCOME          INDEX       AND INCOME
                                          PORTFOLIO
PORTFOLIO
PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
------------------------------------------------------------
------------------
-------------------------------------------------
OPERATIONS:
  Net investment income (loss)........   $   318,978    $
1,012,045    $
4,580,033    $ 2,391,282    $   231,257    $   679,667
  Net realized gain (loss)............            --
137,970
(863,120)      (457,862)       432,091        421,958
  Increase in net unrealized
    appreciation......................            --
1,345,439
4,818,775     11,689,689      3,093,598      7,510,283
------------------------------------------------------------
------------------
-------------------------------------------------
  INCREASE IN NET ASSETS FROM
    OPERATIONS........................       318,978
2,495,454
8,535,688     13,623,109      3,756,946      8,611,908
------------------------------------------------------------
------------------
-------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 2):
  Net investment income...............      (318,978)
(1,080,907)
(3,628,366)    (2,744,365)      (200,991)      (701,745)
  Net realized gains..................            --
--
--             --        (12,638)            --
------------------------------------------------------------
------------------
-------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS.....      (318,978)
(1,080,907)
(3,628,366)    (2,744,365)      (213,629)      (701,745)
------------------------------------------------------------
------------------
-------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares....     4,160,876
2,606,497
2,483,761      1,968,215      3,063,195      1,543,081
  Net asset value of shares issued for
    reinvestment of dividends.........       302,497
1,080,907
3,327,194      2,744,365        213,629        701,745
  Cost of shares reacquired...........    (5,951,049)
(2,229,692)
(6,662,995)    (7,564,452)    (1,815,334)    (4,621,473)
------------------------------------------------------------
------------------
-------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......    (1,487,676)
1,457,712
(852,040)    (2,851,872)     1,461,490     (2,376,647)
------------------------------------------------------------
------------------
-------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS.....    (1,487,676)
2,872,259
4,055,282      8,026,872      5,004,807      5,533,516
NET ASSETS:
  Beginning of year...................     7,140,946
13,280,162
55,260,255     44,417,396     10,225,412     29,624,670
------------------------------------------------------------
------------------
-------------------------------------------------
  END OF YEAR*........................   $ 5,653,270
$16,152,421
$59,315,537    $52,444,268    $15,230,219    $35,158,186
------------------------------------------------------------
------------------
-------------------------------------------------
* Includes undistributed
  (overdistributed)
  net investment income of: ..........            --
$105,681
$791,941       $274,291       $231,185        $52,721
------------------------------------------------------------
------------------
-------------------------------------------------



EMERGING         TOTAL
INTERNATIONAL
                                        APPRECIATION
GROWTH         RETURN
EQUITY
                                         PORTFOLIO
PORTFOLIO
PORTFOLIO       PORTFOLIO
------------------------------------------------------------
------------------
---------------------

OPERATIONS:
  Net investment income (loss)........  $ 1,457,778    $
(34,870)   $
1,708,845     $     62,287
  Net realized gain (loss)............    6,749,135
1,846,715
2,235,356       (2,167,638)
  Increase in net unrealized
    appreciation......................   14,002,209
3,232,511
4,978,702        4,469,756
------------------------------------------------------------
------------------
---------------------

  INCREASE IN NET ASSETS FROM
    OPERATIONS........................   22,209,122
5,044,356
8,922,903        2,364,405
------------------------------------------------------------
------------------
---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  (NOTE 2):
  Net investment income...............   (1,410,859)
--
(1,506,614)        (110,647)
  Net realized gains..................   (1,392,571)
--
(686,521)              --
------------------------------------------------------------
------------------
---------------------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS.....   (2,803,430)
--
(2,193,135)        (110,647)
------------------------------------------------------------
------------------
---------------------

FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares....    2,790,750
2,521,682
48,877,204        2,702,681
  Net asset value of shares issued for
    reinvestment of dividends.........    2,803,430
--
2,193,135          110,647
  Cost of shares reacquired...........  (11,330,660)
(1,642,161)
(2,953,026)      (4,501,305)
------------------------------------------------------------
------------------
---------------------

  INCREASE (DECREASE) IN NET ASSETS
    FROM FUND SHARE TRANSACTIONS......   (5,736,480)
879,521
48,117,313       (1,687,977)
------------------------------------------------------------
------------------
---------------------

INCREASE (DECREASE) IN NET ASSETS.....   13,669,212
5,923,877
54,847,081          565,781
NET ASSETS:
  Beginning of year...................   80,822,616
11,539,058
23,195,891       28,412,806
------------------------------------------------------------
------------------
---------------------

  END OF YEAR*........................  $94,491,828
$17,462,935
$78,042,972     $ 28,978,587
------------------------------------------------------------
------------------
---------------------

* Includes undistributed
  (overdistributed)
  net investment income of: ..........   $1,457,158
--
$978,046         $(11,017)
------------------------------------------------------------
------------------
---------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Series Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund offers ten managed investment portfolios ("Portfolios"): Money Market Portfolio,
Intermediate High Grade
Portfolio, Diversified Strategic Income Portfolio, Equity
Income Portfolio,
Equity Index Portfolio, Growth & Income Portfolio,
Appreciation Portfolio,
Emerging Growth Portfolio, Total Return Portfolio and
International Equity
Portfolio. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date;
(b) securities
traded
on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price;
securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates;
over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. Government and Agency obligations are valued at the average between the bid and the ask prices; securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) short-term securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date and interest income is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) direct expenses are charged to each portfolio; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) foreign currencies (and receivables and payables for unsettled foreign securities transactions) are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S.
dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, reclassifications were made to the Total
Return Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations.
In addition, an undistributed net investment loss amounting to $34,870 has been
reclassified to paid-in capital for the Emerging Growth Portfolio. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may from time to time enter into options and/or futures contracts in order to hedge market risk.

     The International Equity Portfolio has an arrangement with its custodian,
Morgan Guaranty Trust Company of New York, where it earns a custody credit on the available cash balance. This credit offsets custody fees which may be charged to the Portfolio during the current year. For the six months ended
June
30, 1996, the custody credit totalled $5,239 for the International Equity
Portfolio.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss.
Realized gains or losses are recognized when contracts are settled.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     2.  DIVIDENDS

     Effective January 17, 1996, the Fund's Board of
Trustees changed the
dividend policy for all portfolios, except the Money Market
Portfolio, to
declare and distribute dividends from net investment income annually, if any.
The Money Market Portfolio will continue to distribute dividends from net investment income monthly, if any. Any net realized capital gains are declared and distributed annually, if any.

     3.  INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
AGREEMENT AND OTHER
         TRANSACTIONS

     The Fund on behalf of the Money Market, Intermediate
High Grade,
Diversified Strategic Income, Equity Income, Growth &
Income, Appreciation,
Total Return and International Equity Portfolios has entered into an investment advisory agreement (the "Advisory Agreement") with Smith Barney Mutual Funds
Management Inc. ("SBMFM"). SBMFM is a wholly-owned subsidiary of Smith Barney
Holdings Inc. ("SBH"), which in turn is a wholly-owned subsidiary of Travelers
Group Inc. ("Travelers"). Under the Advisory Agreement, the
Money Market,
Intermediate High Grade, Diversified Strategic Income,
Equity Income, Growth &
Income, Appreciation, Total Return and International Equity Portfolios each pay an investment advisory fee at the annual rates of 0.30%, 0.40%, 0.45%, 0.45%,
0.45%, 0.55%, 0.55% and 0.85%, respectively, of the value of their average daily net assets. This fee is calculated daily and paid monthly.

     The Fund on behalf of the Equity Index Portfolio has entered into an investment advisory agreement with Travelers Investment Management Company
("TIMCO"), a wholly-owned subsidiary of Travelers. Under the investment advisory agreement, the Equity Index Portfolio pays an investment advisory fee at the annual rate of 0.40% of the value of its average daily net assets. This fee is calculated daily and paid monthly.

     The Fund on behalf of the Emerging Growth Portfolio has entered into an investment advisory agreement with Van Kampen American Capital Asset
Management,
Inc. Under the investment advisory agreement, the Emerging Growth Portfolio pays an investment advisory fee at the annual rate of 0.75% of the value of its average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBMFM at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of all the Portfolios, has entered into an administration agreement with SBMFM. Under the agreement, each Portfolio pays an administrative fee at the annual rate of 0.20% of the value of the average daily net assets. These fees are calculated daily and paid monthly.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed upon limitation, the relevant investment adviser, SBGCM, SBMFM and transfer agent will, as appropriate, reduce their fees by one half the excess expenses in the proportion that their respective fees bear to the aggregate of such fees paid by the Portfolio. IDS
Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuity and variable life insurance through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the six months ended June 30, 1996, the investment adviser and administrator waived fees as follows:

TOTAL
INVESTMENT
                       PORTFOLIO
FEE WAIVERS
ADVISER       ADMINISTRATOR
------------------------------------------------------------
------------------
-----------------------------
Money Market............................................
$15,032
$9,019          $ 6,013
Intermediate High Grade.................................
4,037
2,705            1,332
Emerging Growth.........................................
8,261
5,535            2,726

------------------------------------------------------------
------------------
--

     For the six months ended June 30, 1996, Smith Barney received brokerage commissions of $60,849.

     No officer, Director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the
Fund.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     4.  INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments
(including maturities, but excluding short-term securities), during the six months ended June 30, 1996 were as follows:

                                 PORTFOLIO
PURCHASES        SALES
------------------------------------------------------------
------------------
---------------------------
Intermediate High
Grade.....................................................
$ 9,366,349    $10,040,630
Diversified Strategic
Income................................................
21,569,386     21,533,861
Equity
Income......................................................
 .........
7,466,705      7,696,435
Equity
Index.......................................................
 .........
711,942        187,958
Growth and
Income......................................................
 .....
1,384,007      1,480,519
Appreciation................................................
 ................
21,231,250     26,449,042
Emerging
Growth......................................................
 .......
7,641,137      8,390,970
Total
Return......................................................
 ..........
78,791,857     38,808,141
International
Equity......................................................
 ..
7,630,170      6,640,874
------------------------------------------------------------
------------------
---------------------------

     At June 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:


NET UNREALIZED

APPRECIATION
                         PORTFOLIO
APPRECIATION
DEPRECIATION    (DEPRECIATION)
------------------------------------------------------------
------------------
------------------------------
Intermediate High Grade....................................
$    57,297
$  (293,796)    $    (236,499)
Diversified Strategic Income...............................
1,552,338
(553,705)          998,633
Equity Income..............................................
5,832,890
(569,894)        5,262,996
Equity Index...............................................
4,899,097
(164,097)        4,735,000
Growth and Income..........................................
10,592,182
(149,907)       10,442,275
Appreciation...............................................
19,757,970
(790,183)       18,967,787
Emerging Growth............................................
6,319,493
(224,952)        6,094,541
Total Return...............................................
10,388,115
(583,878)        9,804,237
International Equity.......................................
8,806,151
(1,074,977)        7,731,174
------------------------------------------------------------
------------------
------------------------------

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices
(futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 1996, the Equity Index Portfolio purchased three financial futures contracts on the Standard & Poor's 500 Index expiring in September
1996.
The basic value of such contracts was $1,018,406. The market value of such contracts on June 30, 1996 was $1,015,200, thereby resulting in an unrealized loss of $3,206.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTION CONTRACTS

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the
Portfolio
enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the
Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     Option activity for the Total Return Portfolio for the six months ended
June 30, 1996 were as follows:

NUMBER OF

PREMIUMS
CONTRACTS
------------------------------------------------------------
------------------
-----------------
Written options outstanding at December 31,
1995.................. $     --
--
Written options opened during the
period..........................  912,152
6,903
Options cancelled in closing purchase
transactions................ (311,462 )
(1,965)
Options exercised during the
period............................... (213,976 )
(1,898)
Options expired during the
period................................. (163,566 )
(2,100)
------------------------------------------------------------
------------------
-----------------
Written options outstanding at June 30,
1996...................... $223,148
940
------------------------------------------------------------
------------------
-----------------

     The following table represents the open option contracts as of June 30,
1996:

NUMBER OF
STRIKE
CONTRACTS
EXPIRATION
PRICE         VALUE
------------------------------------------------------------
------------------
---------------------------
   940       Viacom, Inc.
             (Premiums received -- $223,148)
9/20/96
$ 40       $(152,750)
------------------------------------------------------------
------------------
---------------------------

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     At June 30, 1996, Diversified Strategic Income
Portfolio and
International
Equity Portfolio had open forward foreign currency contracts as described below.
The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                      LOCAL
MARKET
SETTLEMENT     UNREALIZED
                FOREIGN CURRENCY
CURRENCY       VALUE
DATE        GAIN (LOSS)
------------------------------------------------------------
------------------
-----------------------------
TO SELL:
  Spanish Peseta.................................
73,000,000    $  568,750
7/17/96       $  (6,030)
  Finnish Markka.................................
4,300,000       926,404
7/17/96          (9,560)
------------------------------------------------------------
------------------
-----------------------------

1,495,154
(15,590)
------------------------------------------------------------
------------------
-----------------------------
TO BUY:
  Japanese Yen...................................
321,310        62,420
7/1/96               5
------------------------------------------------------------
------------------
-----------------------------
TOTAL MARKET VALUE AND UNREALIZED LOSS ON FORWARD
  FOREIGN CURRENCY CONTRACTS.....................
$1,557,574
$ (15,585)
------------------------------------------------------------
------------------
-----------------------------

INTERNATIONAL EQUITY PORTFOLIO

                FOREIGN CURRENCY
------------------------------------------------------------
------------------
-----------------------------
TO SELL:
  Japanese Yen...................................
8,527,645       $77,791
7/2/96            $(87)
------------------------------------------------------------
------------------
-----------------------------
TOTAL MARKET VALUE AND UNREALIZED LOSS ON FORWARD
  FOREIGN CURRENCY CONTRACTS.....................
$77,791
$(87)
------------------------------------------------------------
------------------
-----------------------------

     8.  REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S.
Government
securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements may be entered into for leveraging purposes.
A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1996, there were no open reverse repurchase agreements.

     10.  SHARES OF BENEFICIAL INTEREST

     As of June 30, 1996, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.
Transactions in shares for each portfolio were as follows:

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

SIX
MONTHS

ENDED           YEAR ENDED

JUNE
30, 1996    DECEMBER 31, 1995
------------------------------------------------------------
------------------
---------------------------
MONEY MARKET PORTFOLIO
Shares
sold........................................................
 .
2,337,078          4,160,876
Shares issued on
reinvestment.......................................
146,637            302,497
Shares
redeemed....................................................
 .
(2,296,523)        (5,951,049)
------------------------------------------------------------
------------------
---------------------------
Net Increase
(Decrease).............................................
187,192         (1,487,676)
------------------------------------------------------------
------------------
---------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares
sold........................................................
 .
68,463            261,586
Shares issued on
reinvestment.......................................
--            107,108
Shares
redeemed....................................................
 .
(142,688)          (218,646)
------------------------------------------------------------
------------------
---------------------------
Net Increase
(Decrease).............................................
(74,225)           150,048
------------------------------------------------------------
------------------
---------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares
sold........................................................
 .
141,845            257,850
Shares issued on
reinvestment.......................................
--            376,906
Shares
redeemed....................................................
 .
(350,087)          (725,789)
------------------------------------------------------------
------------------
---------------------------
Net
Decrease....................................................
 ....
(208,242)           (91,033)
------------------------------------------------------------
------------------
---------------------------
EQUITY INCOME PORTFOLIO
Shares
sold........................................................
 .
14,435            183,214
Shares issued on
reinvestment.......................................
--            253,960
Shares
redeemed....................................................
 .
(366,791)          (692,366)
------------------------------------------------------------
------------------
---------------------------
Net
Decrease....................................................
 ....
(352,356)          (255,192)
------------------------------------------------------------
------------------
---------------------------
EQUITY INDEX PORTFOLIO
Shares
sold........................................................
 .
82,643            221,160
Shares issued on
reinvestment.......................................
--             16,599
Shares
redeemed....................................................
 .
(62,740)          (135,102)
------------------------------------------------------------
------------------
---------------------------
Net
Increase....................................................
 ....
19,903            102,657
------------------------------------------------------------
------------------
---------------------------
GROWTH AND INCOME PORTFOLIO
Shares
sold........................................................
 .
46,703            115,413
Shares issued on
reinvestment.......................................
--             63,571
Shares
redeemed....................................................
 .
(148,582)          (375,361)
------------------------------------------------------------
------------------
---------------------------
Net Increase
(Decrease).............................................
(101,879)          (196,377)
------------------------------------------------------------
------------------
---------------------------
APPRECIATION PORTFOLIO
Shares
sold........................................................
 .
130,926            211,124
Shares issued on
reinvestment.......................................
--            224,994
Shares
redeemed....................................................
 .
(304,608)          (872,074)
------------------------------------------------------------
------------------
---------------------------
Net
Decrease....................................................
 ....
(173,682)          (435,956)
------------------------------------------------------------
------------------
---------------------------
EMERGING GROWTH PORTFOLIO
Shares
sold........................................................
 .
78,406            210,992
Shares issued on
reinvestment.......................................
--                 --
Shares
redeemed....................................................
 .
(116,898)          (139,884)
------------------------------------------------------------
------------------
---------------------------
Net Increase
(Decrease).............................................
(38,492)            71,108
------------------------------------------------------------
------------------
---------------------------
TOTAL RETURN PORTFOLIO
Shares
sold........................................................
 .
2,470,965          4,028,225
Shares issued on
reinvestment.......................................
--            186,081
Shares
redeemed....................................................
 .
(126,501)          (242,324)
------------------------------------------------------------
------------------
---------------------------
Net
Increase....................................................
 ....
2,344,464          3,971,982
------------------------------------------------------------
------------------
---------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares
sold........................................................
 .
213,887            282,677
Shares issued on
reinvestment.......................................
--             12,132
Shares
redeemed....................................................
 .
(151,112)          (475,871)
------------------------------------------------------------
------------------
---------------------------
Net Increase
(Decrease).............................................
62,775           (181,062)
------------------------------------------------------------
------------------
---------------------------

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  ORGANIZATION COSTS

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from commencement of operations. If any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

     12.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market
Portfolio invests at
least
25% of its assets in short-term bank instruments and the Equity Income
Portfolio
invests at least 25% of its assets in the utility industry.
Because of their
concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     13.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     14.  CAPITAL LOSS CARRYFORWARD

     As of December 31, 1995, the following Portfolios had available, for
Federal tax purposes, capital loss carryforwards were as follows:

                                               EXPIRING IN
THE
EXPIRING IN THE
                                                  YEAR 2003
YEAR 2002                   TOTAL
                                               -------------
--           -----
----------           ---------------
Intermediate High Grade Portfolio....            $        --
$
288,000               $     288,000
Diversified Strategic Income
  Portfolio..........................                808,000
801,000                   1,609,000
Equity Income Portfolio..............                538,000
1,549,000                   2,087,000
Growth & Income Portfolio............                     --
1,600                       1,600
International Equity Portfolio.......              2,460,000
56,000                   2,516,000

     To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 in the year indicated.

     15.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     In a to-be-announced ("TBA") transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of June 30, 1996, there were no TBA securities held.

SMITH BARNEY SERIES FUND
------------------------------------------------------------
------------------
--
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     16.  MORTGAGE ROLL TRANSACTIONS

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.
Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Fund exceeding the yield on the securities sold.

     As of June 30, 1996, there were no open mortgage roll transactions.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

            MONEY MARKET PORTFOLIO                1996(1)
1995       1994
1993      1992     1991(2)
------------------------------------------------------------
------------------
-------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $1.000
$1.000    $
1.000    $1.000    $1.000    $1.000
------------------------------------------------------------
------------------
-------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)....................     0.019
0.052
0.035     0.023     0.027     0.005
  Dividends from net investment income.........    (0.019)
(0.052)
(0.035)   (0.023)   (0.027)   (0.005)
------------------------------------------------------------
------------------
-------------------------------
NET ASSET VALUE, END OF PERIOD.................    $1.000
$1.000
$1.000    $1.000    $1.000    $1.000
------------------------------------------------------------
------------------
-------------------------------
TOTAL RETURN...................................      1.93%++
5.31%
3.56%     2.37%     2.75%     0.53%++
------------------------------------------------------------
------------------
-------------------------------
NET ASSETS, END OF PERIOD (000'S)..............    $5,840
$5,653
$7,141    $3,703    $2,108    $  830
------------------------------------------------------------
------------------
-------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).................................      0.75%+
0.75%
0.75%     0.75%     0.75%     0.65%+
  Net investment income........................      4.67+
5.19
3.65      2.34      2.79      3.35+
------------------------------------------------------------
------------------
-------------------------------

       INTERMEDIATE HIGH GRADE PORTFOLIO          1996(1)
1995       1994
1993      1992     1991(2)
------------------------------------------------------------
------------------
-------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $10.60
$9.66
$10.69    $10.29    $10.24    $10.00
------------------------------------------------------------
------------------
-------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)....................      0.33
0.66
0.61      0.55      0.45      0.03
  Net realized and unrealized gain (loss)......     (0.62)
1.00
(0.94)     0.26      0.08      0.21
------------------------------------------------------------
------------------
-------------------------------
Total Income (Loss) From Operations............     (0.29)
1.66
(0.33)     0.81      0.53      0.24
------------------------------------------------------------
------------------
-------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................        --
(0.72)
(0.61)    (0.36)    (0.48)       --
  Net realized gains...........................        --
--
(0.09)    (0.05)       --        --
------------------------------------------------------------
------------------
-------------------------------
Total Distributions............................        --
(0.72)
(0.70)    (0.41)    (0.48)       --
------------------------------------------------------------
------------------
-------------------------------
NET ASSET VALUE, END OF PERIOD.................   $ 10.31
$10.60
$9.66    $10.69    $10.29    $10.24
------------------------------------------------------------
------------------
-------------------------------
TOTAL RETURN...................................
(2.74)%++   17.76%
(3.05)%    8.00%     5.28%     2.40%++
------------------------------------------------------------
------------------
-------------------------------
NET ASSETS, END OF PERIOD (000'S)..............   $14,951
$16,152
$13,280    $9,859    $3,621    $  697
------------------------------------------------------------
------------------
-------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).................................      0.86%+
0.86%
0.85%     0.85%     0.85%     0.80%+
  Net investment income........................      6.39+
6.63
6.57      5.25      4.75      4.49+
------------------------------------------------------------
------------------
-------------------------------
PORTFOLIO TURNOVER RATE........................        61%
121%
90%      139%      124%       --
------------------------------------------------------------
------------------
-------------------------------

(1) For the six months ended June 30, 1996 (unaudited).
(2) For the period from October 16, 1991 (commencement of operations) to
    December 31, 1991.
(3) Expense ratios and the per share decrease in net investment income before fee waivers and expense reimbursements were as follows:

                                         NET INVESTMENT
INCOME
EXPENSE RATIOS WITHOUT WAIVERS AND
                                           PER SHARE
DECREASE
REIMBURSEMENTS
                        ------------------------------------
------------------
--    ---------------------------------------------
        PORTFOLIO        1996      1995      1994      1993
1992
1991     1996    1995    1994    1993    1992    1991
    -----------------   ------    ------    ------    ------
------    ----
--    ----    ----    ----    ----    ----    -----
    Money Market.....   $0.002    $0.005    $0.005    $0.014
$0.014
$0.034    1.25%   1.21%   1.26%   2.15%   2.18%   21.47%+
    Intermediate High
      Grade..........    0.003     0.003     0.020     0.050
0.130
0.170    0.88    0.94    1.05    1.36    2.28    26.28+

 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

    DIVERSIFIED STRATEGIC INCOME PORTFOLIO       1996(1)
1995       1994
1993       1992      1991(2)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $10.01
$9.18     $10.07
$9.61     $10.14    $10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)*..................      0.39
0.74       0.58
0.70       0.67      0.02
  Net realized and unrealized gain (loss).....     (0.08)
0.70
(0.86)      0.47      (0.53)     0.12
------------------------------------------------------------
------------------
--------------------------------
Total Income (Loss) From Operations...........      0.31
1.44
(0.28)      1.17       0.14      0.14
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        --
(0.61)
(0.58)     (0.61)     (0.67)       --
  Net realized gains..........................        --
--         --
(0.04)        --        --
  Overdistribution of net realized gains......        --
--         --
(0.05)        --        --
  Capital.....................................        --
--
(0.03)     (0.01)        --        --
------------------------------------------------------------
------------------
--------------------------------
Total Distributions...........................        --
(0.61)
(0.61)     (0.71)     (0.67)       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD................    $10.32
$10.01      $9.18
$10.07      $9.61    $10.14
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN..................................      3.10%++
16.18%
(2.81)%    12.56%      1.42%     1.40%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S).............   $59,028
$59,316    $55,260
$43,244    $19,991    $3,914
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................      0.89%+
0.90%
0.95%      1.00%      1.00%     0.94%+
  Net investment income.......................      6.82+
7.73       7.31
7.14       7.70      4.57+
------------------------------------------------------------
------------------
--------------------------------
PORTFOLIO TURNOVER RATE.......................        37%
46%
54%        94%        65%       --
------------------------------------------------------------
------------------
--------------------------------

           EQUITY INCOME PORTFOLIO               1996(1)
1995       1994
1993       1992      1991(2)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $12.35
$9.87     $11.55
$10.90     $10.20    $10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)...................      0.28
0.54       0.58
0.53       0.45      0.02
  Net realized and unrealized gain (loss).....     (0.15)
2.56
(1.75)      0.60       0.72      0.18
------------------------------------------------------------
------------------
--------------------------------
Total Income (Loss) From Operations...........      0.13
3.10
(1.17)      1.13       1.17      0.20
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        --
(0.62)
(0.49)     (0.47)     (0.47)       --
  Net realized gains..........................        --
--
(0.02)     (0.01)        --        --
------------------------------------------------------------
------------------
--------------------------------
Total Distributions...........................        --
(0.62)
(0.51)     (0.48)     (0.47)       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD................    $12.48
$12.35      $9.87
$11.55     $10.90    $10.20
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN..................................      1.05%++
32.47%
(10.20)%    10.41%     11.74%     2.00%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S).............   $48,613
$52,444    $44,417
$60,160    $25,985    $3,900
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................      0.91%+
0.95%
0.84%      0.87%      1.00%     0.93%+
  Net investment income.......................      4.40+
4.95       5.51
4.54       4.93      4.14+
------------------------------------------------------------
------------------
--------------------------------
PORTFOLIO TURNOVER RATE.......................        16%
33%
21%         4%         4%       --
------------------------------------------------------------
------------------
--------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (4)............................     $0.06
$0.06         --
--         --        --
------------------------------------------------------------
------------------
--------------------------------

(1) For the six months ended June 30, 1996 (unaudited).
(2) For the period from October 16, 1991 (commencement of operations) to
    December 31, 1991.
(3) Expense ratios and the per share decrease in net investment income before fee waivers and expense reimbursements were as follows:

                                               NET
INVESTMENT INCOME
EXPENSE RATIOS WITHOUT WAIVERS
                                                PER SHARE
DECREASE
AND REIMBURSEMENTS
                                  --------------------------
------------------
---    --------------------------------------------
             PORTFOLIO            1996    1995    1994
1993     1992
1991     1996    1995    1994    1993    1992    1991
    ---------------------------   ----    ----    ----    --
---    -----    --
---    ----    ----    ----    ----    ----    ----
    Diversified Strategic
      Income...................   N/A     N/A     N/A
--    $0.03
$0.03    N/A     N/A     N/A     1.02%   1.41%   7.76%+
    Equity Income..............   N/A     N/A     N/A
N/A     0.02
0.03    N/A     N/A     N/A     N/A     1.27    8.34+

(4) As of October 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 * Includes realized gains and losses from foreign currency transactions.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

            EQUITY INDEX PORTFOLIO               1996(1)
1995       1994
1993       1992      1991(2)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $15.58
$11.69     $11.90
$11.27     $10.62    $10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)...................      0.11
0.25       0.23
0.20       0.17      0.04
  Net realized and unrealized gain (loss).....      1.38
3.88
(0.14)      0.71       0.55      0.58
------------------------------------------------------------
------------------
--------------------------------
Total Income From Operations..................      1.49
4.13       0.09
0.91       0.72      0.62
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        --
(0.23)
(0.15)     (0.16)     (0.02)       --
  Net realized gains..........................        --
(0.01)
(0.15)     (0.12)     (0.05)       --
------------------------------------------------------------
------------------
--------------------------------
Total Distributions...........................        --
(0.24)
(0.30)     (0.28)     (0.07)       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD................    $17.07
$15.58     $11.69
$11.90     $11.27    $10.62
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN..................................      9.56%+
35.81%
0.85%      8.66%      6.74%     6.20%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S).............   $17,023
$15,230    $10,225
$8,842     $4,178    $1,733
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................      1.10%+
1.00%
1.00%      1.00%      1.00%     0.98%+
  Net investment income.......................      1.34+
1.84       2.10
1.77       2.10      2.91+
------------------------------------------------------------
------------------
--------------------------------
PORTFOLIO TURNOVER RATE.......................         1%
5%
1%         1%         8%       --
------------------------------------------------------------
------------------
--------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (4)............................     $0.05
$0.05         --
--         --        --
------------------------------------------------------------
------------------
--------------------------------

          GROWTH & INCOME PORTFOLIO              1996(1)
1995       1994
1993       1992      1991(2)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $13.73
$10.75     $11.37
$10.68     $10.15    $10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)...................      0.11
0.26       0.27
0.30       0.27      0.02
  Net realized and unrealized gain (loss).....      1.23
2.99
(0.63)      0.67       0.55      0.13
------------------------------------------------------------
------------------
--------------------------------
Total Income (Loss) From Operations...........      1.34
3.25
(0.36)      0.97       0.82      0.15
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        --
(0.27)
(0.26)     (0.26)     (0.29)       --
  Overdistribution of net realized gains......        --
--         --
(0.02)        --        --
  Capital.....................................        --
--         --
--      (0.00)*      --
------------------------------------------------------------
------------------
--------------------------------
Total Distributions...........................        --
(0.27)
(0.26)     (0.28)     (0.29)       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD................    $15.07
$13.73     $10.75
$11.37     $10.68    $10.15
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN..................................      9.76%++
30.49%
(3.20)%     9.09%      8.44%     1.40%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S).............   $37,045
$35,158    $29,625
$25,549    $10,951    $1,904
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)................................      1.01%+
0.98%
0.93%      1.00%      1.00%     0.90%+
  Net investment income.......................      1.57+
2.09       2.52
2.68       3.06      4.14+
------------------------------------------------------------
------------------
--------------------------------
PORTFOLIO TURNOVER RATE.......................         4%
17%
77%        78%        78%        3%
------------------------------------------------------------
------------------
--------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (4)............................     $0.06
$0.06         --
--         --        --
------------------------------------------------------------
------------------
--------------------------------

(1) For the six months ended June 30, 1994 (unaudited).
(2) For the period from October 16, 1991 (commencement of operations) to
    December 31, 1991.
(3) Expense ratios and the per share decrease in net investment income before fee waivers and expense reimbursements were as follows:

                                           NET INVESTMENT
INCOME
EXPENSE RATIOS WITHOUT WAIVERS AND
                                             PER SHARE
DECREASE
REIMBURSEMENTS
                             -------------------------------
------------------
-    ----------------------------------------------
          PORTFOLIO          1996     1995     1994     1993
1992     1991
1996     1995    1994    1993    1992    1991
    ----------------------   -----    -----    -----    ----
-    -----    ----
-    -----    ----    ----    ----    ----    -----
    Equity Index..........     N/A    $0.02    $0.06
$0.10    $0.15
$0.09      N/A    1.17%   1.53%   1.88%   2.89%    7.60%+
    Growth & Income.......     N/A      N/A      N/A
0.01     0.06
0.07      N/A     N/A     N/A    1.01    1.65    20.02+

(4) As of October 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per shares.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

           APPRECIATION PORTFOLIO               1996(1)
1995       1994
1993       1992      1991(2)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $14.39
$11.54     $11.80
$11.13     $10.49     $10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (3)..................      0.12
0.23       0.20
0.15       0.11       0.01
  Net realized and unrealized gain (loss)....      1.10
3.04      (0.32)
0.63       0.53       0.48
------------------------------------------------------------
------------------
--------------------------------
Total Income (Loss) From Operations..........      1.22
3.27      (0.12)
0.78       0.64       0.49
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --
(0.21)     (0.14)
(0.11)     (0.00)*       --
  Net realized gains.........................        --
(0.21)        --
--         --         --
------------------------------------------------------------
------------------
--------------------------------
Total Distributions..........................        --
(0.42)     (0.14)
(0.11)     (0.00)*       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD...............    $15.61
$14.39     $11.54
$11.80     $11.13     $10.49
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN.................................      8.48%++
28.84%
(1.12)%     7.03%      6.13%      4.90%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S)............   $99,812
$94,492    $80,823
$77,843    $53,450    $11,436
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...............................      0.88%+
0.97%      0.88%
1.01%      1.00%      0.94%+
  Net investment income......................      1.56+
1.65       1.75
1.35       1.61       3.00+
------------------------------------------------------------
------------------
--------------------------------
Portfolio Turnover Rate......................        24%
43%        61%
33%        14%        --
------------------------------------------------------------
------------------
--------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (4)...........................     $0.06
$0.06         --
--         --         --
------------------------------------------------------------
------------------
--------------------------------

          EMERGING GROWTH PORTFOLIO             1996(1)
1995       1994
1993(5)
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $13.76
$9.63     $10.41
$10.00
------------------------------------------------------------
------------------
--------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (3)...........     (0.04)
(0.03)      0.00*
0.01
  Net realized and unrealized gain (loss)....      2.49
4.16      (0.78)
0.40
------------------------------------------------------------
------------------
--------------------------------
Total Income (Loss) From Operations..........      2.45
4.13      (0.78)
0.41
------------------------------------------------------------
------------------
--------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --
--
(0.00)*       --
  Net realized gains.........................        --
--         --
--
------------------------------------------------------------
------------------
--------------------------------
Total Distributions..........................        --
--
(0.00)*       --
------------------------------------------------------------
------------------
--------------------------------
NET ASSET VALUE, END OF PERIOD...............    $16.21
$13.76      $9.63
$10.41
------------------------------------------------------------
------------------
--------------------------------
TOTAL RETURN.................................     17.81%++
42.89%
(7.48)%     4.10%++
------------------------------------------------------------
------------------
--------------------------------
NET ASSETS, END OF PERIOD (000'S)............   $19,953
$17,463    $11,539
$2,257
------------------------------------------------------------
------------------
--------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)...............................      1.21%+
1.20%      1.20%
1.05%+
  Net investment income (loss)...............     (0.57)+
(0.24)     (0.17)
1.37+
------------------------------------------------------------
------------------
--------------------------------
Portfolio Turnover Rate......................        42%
121%        66%
--
------------------------------------------------------------
------------------
--------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
  TRANSACTIONS (4)...........................     $0.06
$0.06         --
--
------------------------------------------------------------
------------------
--------------------------------

(1) For the six months ended June 30, 1996 (unaudited).
(2) For the period from October 16, 1991 (commencement of operations) to
    December 31, 1991.
(3) Expense ratios and the per share decrease in net investment income before fee waivers and expense reimbursements were as follows:

                                             NET INVESTMENT
INCOME
EXPENSE RATIOS WITHOUT WAIVERS AND
                                               PER SHARE
DECREASE
REIMBURSEMENTS
                               -----------------------------
------------------
---    --------------------------------------------
           PORTFOLIO           1996     1995     1994
1993     1992
1991     1996    1995    1994    1993    1992    1991
    ------------------------   -----    -----    -----    --
---    -----    --
---    ----    ----    ----    ----    ----    ----
    Appreciation............     N/A      N/A      N/A
N/A    $0.01
$0.01    N/A     N/A     N/A     N/A     1.16%   3.64%+
    Emerging Growth.........   $0.01    $0.02    $0.01
$0.06      N/A
N/A    1.30%   1.39%   1.59%   9.99%   N/A     N/A

(4) As of October 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) For the period from December 3, 1993 (commencement of operations) to
    December 31, 1993.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SMITH BARNEY SERIES FUND

------------------------------------------------------------
------------------
--
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

                     TOTAL RETURN PORTFOLIO
1996(1)
1995       1994      1993(2)
------------------------------------------------------------
------------------
-----------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD............................     $12.75
$10.78     $10.30    $10.00
------------------------------------------------------------
------------------
-----------------------------
INCOME FROM OPERATIONS:
  Net investment income
(3).....................................       0.10
0.43       0.34      0.01
  Net realized and unrealized
gain..............................       1.45
2.19       0.42*     0.29
------------------------------------------------------------
------------------
-----------------------------
Total Income From
Operations....................................       1.55
2.62       0.76      0.30
------------------------------------------------------------
------------------
-----------------------------
LESS DISTRIBUTIONS:
  Net investment
income.........................................         --
(0.41)     (0.28)       --
  Net realized
gains............................................         --
(0.24)        --        --
------------------------------------------------------------
------------------
-----------------------------
Total
Distributions.............................................
--
(0.65)     (0.28)       --
------------------------------------------------------------
------------------
-----------------------------
NET ASSET VALUE, END OF
PERIOD..................................     $14.30
$12.75     $10.78    $10.30
------------------------------------------------------------
------------------
-----------------------------
TOTAL
RETURN....................................................
12.00%++
25.04%      7.40%     3.00%++
------------------------------------------------------------
------------------
-----------------------------
NET ASSETS, END OF PERIOD
(000'S)...............................   $121,062
$78,042    $23,196    $2,777
------------------------------------------------------------
------------------
-----------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(3)..................................................
0.86%+
1.00%      1.00%     0.85%+
  Net investment
income.........................................       2.85+
3.80       3.84      1.93+
------------------------------------------------------------
------------------
-----------------------------
PORTFOLIO TURNOVER
RATE.........................................         49%
81%       118%       --
------------------------------------------------------------
------------------
-----------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS
(4)...      $0.06
$0.06         --        --
------------------------------------------------------------
------------------
-----------------------------

                 INTERNATIONAL EQUITY PORTFOLIO
1996(1)
1995       1994      1993(2)
------------------------------------------------------------
------------------
-----------------------------
NET ASSET VALUE, BEGINNING OF
PERIOD............................      $9.98
$9.21     $10.05    $10.00
------------------------------------------------------------
------------------
-----------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income
(3)***..................................       0.01
0.03       0.00**    0.00**
  Net realized and unrealized gain
(loss).......................       1.47
0.78      (0.84)     0.05
------------------------------------------------------------
------------------
-----------------------------
Total Income (Loss) From
Operations.............................       1.48
0.81      (0.84)     0.05
------------------------------------------------------------
------------------
-----------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
income.........................................         --
(0.04)        --        --
  Net realized
gains............................................         --
--         --        --
------------------------------------------------------------
------------------
-----------------------------
Total
Distributions.............................................
--
(0.04)        --        --
------------------------------------------------------------
------------------
-----------------------------
NET ASSET VALUE, END OF
PERIOD..................................     $11.46
$9.98      $9.21    $10.05
------------------------------------------------------------
------------------
-----------------------------
TOTAL
RETURN....................................................
14.83%++
8.80%     (8.36)%    0.50%++
------------------------------------------------------------
------------------
-----------------------------
NET ASSETS, END OF PERIOD
(000'S)...............................    $34,014
$28,979    $28,413    $5,867
------------------------------------------------------------
------------------
-----------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses
(3)(5)...............................................
1.36%+
1.43%      1.30%     1.08%+
  Net investment income
(loss)..................................       0.23+
0.35       0.31     (0.51)+
------------------------------------------------------------
------------------
-----------------------------
Portfolio Turnover
Rate.........................................         21%
34%        12%       --
------------------------------------------------------------
------------------
-----------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY TRANSACTIONS
(4)...      $0.04
$0.01         --        --
------------------------------------------------------------
------------------
-----------------------------
(1)  For the six months ended June 30, 1996 (unaudited).
(2)  For the period from December 3, 1993 (commencement of
operations) to
December 31, 1993.
     Expense ratios and the per share decrease in net
investment income before
fees waiver and expense reimbursements were as
(3)  follows:

                                              NET INVESTMENT
INCOME
EXPENSE RATIOS WITHOUT
                                               PER SHARE
DECREASE
WAIVERS AND REIMBURSEMENTS
                                      ----------------------
---------------
-----------------------------------------
             PORTFOLIO                1996      1995
1994        1993
1996        1995        1994         1993
    ----------------------------      ----      ----      --
---       -----
---         ---         ----         ----
    Total Return................       N/A       N/A
$0.01       $0.02
N/A         N/A         1.11%        4.14%+
    International Equity........       N/A       N/A
0.00**      0.02
N/A         N/A         1.51         2.96+
(4)  As of October 1995, the SEC instituted new guidelines
requiring the
disclosure of average commissions per share.
(5)  During the six months ended June 30, 1996 and the
period ended December
31, 1995, the portfolio has earned credits from
     the custodian which reduce service fees incurred. If
the credits are
taken into consideration, the ratios of expenses to
     average net assets would be 1.33% and 1.37%,
respectively.
 *   The amount shown in this caption for each share
outstanding throughout
the period may not accord with the change in the
     aggregate gains and losses in the portfolio securities
for the period
because of the timing of purchases and withdrawals
     of shares in relation to the fluctuating market values
of the portfolio.
 **  Amount represents less than $0.01.
***  Includes realized gains and losses from foreign
currency transactions.
 ++  Total return is not annualized, as it may not be
representative of the
total return for the year.
 +   Annualized.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                                        This report is
submitted for the
general
                                        information of the
owners of the Smith
                                        Barney Series Fund.
It is not
authorized
                                        for distribution to
prospective
                                        investors unless
accompanied or
preceded
                                        by an effective
Prospectus for the
Fund,
                                        which contains
information concerning
                                        the Fund's
investment policies, fees
and
                                        expenses, as well as
other pertinent
                                        information.

                                        SYMPHONY
                                        investments are
sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten,
issued and serviced
by:
                                        IDS Life Insurance
Company and
                                        IDS Life Insurance
Company of New York


S-6225 F (8/96)